UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-09439

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 5

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	7/31/2021

Date of reporting period:	7/31/2021

Item 1 – Reports to Stockholders

PGIM JENNISON DIVERSIFIED GROWTH FUND

ANNUAL REPORT

JULY 31, 2021

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC , member SIPC. PGIM is a unit of PGIM, Inc. (PGIM), a registered investment adviser. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and Jennison Associates, Jennison, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Diversified Growth Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Diversified Growth Fund

September 15, 2021

PGIM Jennison Diversified Growth Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A

(with sales charges)	28.48	20.99	16.08	—

(without sales charges)	35.95	22.36	16.74	—

Class C

(with sales charges)	33.72	21.34	15.83	—

(without sales charges)	34.72	21.34	15.83	—

Class Z

(without sales charges)	36.27	N/A	N/A	24.24 (09/27/2017)

Class R6

(without sales charges)	36.19	N/A	N/A	24.22 (09/27/2017)

Russell 1000® Growth Index

	36.68	23.32	18.37	—

Average Annual Total Returns as of 7/31/21 Since Inception (%)

				Class Z, Class R6
				(09/27/2017)
Russell 1000® Growth Index				24.86

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (July 31, 2011) and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Diversified Growth Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000® Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/2021

PGIM Jennison Diversified Growth Fund Ten Largest Holdings	Line of Business	% of Net Assets
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	5.8%
Amazon.com, Inc.	Internet & Direct Marketing Retail	5.2%
Apple, Inc.	Technology Hardware, Storage & Peripherals	5.1%
Microsoft Corp.	Software	4.7%
Tesla, Inc.	Automobiles	4.2%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	4.1%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	4.1%
Shopify, Inc. (Canada) (Class A Stock)	IT Services	3.6%
Adobe, Inc.	Software	3.5%
PayPal Holdings, Inc.	IT Services	2.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM Jennison Diversified Growth Fund	7

Strategy and Performance Overview

How did the Fund perform?

The PGIM Jennison Diversified Growth Fund’s Class Z shares returned 36.27% in the 12-month reporting period that ended July 31, 2021, slightly behind the 36.68% return of the Russell 1000 Growth Index (the Index).

What was the market environment?

•

Equity markets continued to rally in the second half of 2020, as fiscal stimulus blunted the COVID-19 pandemic’s effects on the economy and record-low interest rates bolstered liquidity and stabilized asset prices. Productivity-enhancing products and services—such as e-commerce, cloud computing, streaming entertainment, and electronic payments—increased in demand, and the valuations of many of these companies expanded meaningfully.

•

Beginning in September 2020, investors began to favor areas of the market that were most exposed to an economic recovery and most debilitated by the pandemic. This rotation extended into the first quarter of 2021, boosting valuations of cyclical companies and reducing the earnings multiples of secular growth companies.

•

US growth stocks rebounded in the second quarter of 2021, led by the technology and communication services sectors. June marked a turning point in the US economic reopening and the reflation outlook, as the Federal Reserve’s (the Fed’s) comments began to reflect concerns about labor shortages and rising prices.

•	Corporate profit growth has been strong so far in 2021, highlighting the expanding recovery and boosting business confidence to its highest level since the early days of the pandemic.

What worked?

Consumer discretionary positions were noteworthy contributors to the Fund’s positive absolute and Index-relative performance during the reporting period:

•	Electric car manufacturer Tesla Inc. surged on impressive financial results made possible by solid production, increased capacity, and strong execution.

•

Amazon.com Inc. continued to strengthen its competitive edge, benefiting from economies of scale and its platform-based e-commerce business model. Its Amazon Web Services cloud computing business was an additional driver of revenue and profit.

•

LVMH Moet Hennessy Louis Vuitton SE and Kering SA, two of the world’s largest luxury goods companies, performed especially well in the latter half of the period, suggesting that the high-end consumer was returning as global economies began to reopen.

•	In information technology, stock selection benefited the Fund’s absolute and relative results. Accelerating demand for cloud services was a dominant theme for many companies within this sector.

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•

Microsoft Corp. has a differentiated hybrid cloud strategy that is leading to an increase in its share of technology capital spending. The company’s Teams collaboration platform benefited from increased work-from-home requirements; and its professional networking website, LinkedIn, now has over 770 million users globally and is a growing source of revenue.

•	Adobe Inc. offers content creation and digital marketing applications and services that are transforming businesses’ operations.

•	Shopify Inc.’s infrastructure tools enable users to create, grow, and scale their e-commerce operations globally and across channels.

•	Semiconductor maker Nvidia Corp. benefited from the ever-growing demand for cloud storage, which fueled robust spending by its largest customers.

•	Computer and smartphone maker Apple Inc. benefited from its ongoing product mix shift to higher margin services.

•

In communication services, Alphabet Inc. continued to increase revenue through enhanced advertising solutions on its globally dominant platforms: Search, YouTube, and Maps. Additional growth was driven by its enterprise cloud solutions suite. Facebook Inc. benefited from solid growth in digital advertising revenue and expanding operating margins, which reflect the leverage of the company’s “asset light” model.

What didn’t work?

•

In consumer discretionary, Jennison exited the position in Peloton Interactive Inc. in May 2021. The stock came under pressure during the period over signs of slowing hardware sales in the face of high expectations as lockdowns eased. Jennison was also concerned by the company’s handling of the response to tragic events involving its treadmills, potentially putting its brand reputation at near-term risk.

•

In healthcare, Jennison sold the position in Quidel Corp. in August 2020 after Abbott Laboratories Ltd. received emergency use authorization from the US Food and Drug Administration for its rapid COVID-19 test. Quidel’s antigen COVID-19 test was in the same class as Abbott’s, and Jennison was concerned that Abbott would dominate the market, eroding Quidel’s revenue opportunities.

•	In financial services, Jennison sold S&P Global Inc. in January 2021 to take advantage of potentially more attractive growth opportunities in the sector.

•

In consumer staples, Sprouts Farmers Market Inc. experienced intensifying competitive pressures in the fast-growing specialty natural/organic retail industry. Jennison exited this position in May 2021.

•

In communication services, Spotify Technology SA, the world’s largest pure-play music streaming service, declined as it faced challenges with subscription growth and content costs. Jennison exited this position in May 2021.

PGIM Jennison Diversified Growth Fund	9

Strategy and Performance Overview (continued)

Current outlook

•

Investors have spent much of 2021 attempting to bisect the equity landscape along themes of growth versus value and economic reopening versus remote work. However, stock price fluctuations thus far in 2021 suggest this is a simplistic approach to forecasting the course of equity markets. In Jennison’s view, corporate profit growth and economic recovery have been continuous throughout the year, despite changing expectations about their rates of improvement. Jennison believes these fundamental markers provide more nuanced insight into the longer-term path of markets and individual beneficiaries.

•

The economic recovery has continued to strengthen as the pandemic’s most serious effects wane, particularly in the United States, where COVID-19 vaccination rates are among the highest in the world. Although pre-pandemic activity has begun to resume, labor shortages and higher prices of goods continue to weigh on the pace of recovery. The Fed’s communications have begun to reflect these concerns.

•

Fiscal stimulus has peaked and is expected to decline as extended state unemployment benefits expire at the end of September 2021. This should help ease labor shortages that have persisted despite higher wages. However, a revenue windfall from the US Treasury remains and will be awarded at the discretion of state governments to local counties and cities over the balance of 2021. As such, Jennison expects the US public sector to be an unusually strong source of demand and spending over the medium term.

•

The pandemic is by no means over, and the COVID-19 Delta variant’s spread is affecting the economic reopening outside the US. Jennison believes that lingering ambiguity surrounding the economic growth outlook points to continued market volatility ahead, with a positive bias from ongoing higher earnings revisions.

•

Jennison’s fundamental research continues to focus on companies with long-term secular growth opportunities that should extend well beyond the pandemic. These durable opportunities have been a source of strong growth in 2021, and Jennison believes they are poised to lead to improving rates of relative growth as the effects of fiscal and monetary stimulus diminish through the back half of 2021 and into 2022.

•

In aggregate, the Fund’s holdings have met Jennison’s expectations for 2021 through the end of the period, with revenues growing in some cases at higher levels than when the year began. Jennison anticipates this favorable trend to continue.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Diversified Growth Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Diversified Growth Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,168.30	1.15%	$ 6.18
	Hypothetical	$1,000.00	$1,019.09	1.15%	$ 5.76
Class C	Actual	$1,000.00	$1,163.50	2.04%	$10.94
	Hypothetical	$1,000.00	$1,014.68	2.04%	$10.19
Class Z	Actual	$1,000.00	$1,170.40	0.91%	$ 4.90
	Hypothetical	$1,000.00	$1,020.28	0.91%	$ 4.56
Class R6	Actual	$1,000.00	$1,169.10	0.91%	$ 4.89
	Hypothetical	$1,000.00	$1,020.28	0.91%	$ 4.56

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS

Aerospace & Defense 0.4%
Safran SA (France)	11,348	$1,486,095

Air Freight & Logistics 1.3%
FedEx Corp.	3,149	881,563
United Parcel Service, Inc. (Class B Stock)	19,061	3,647,513

		4,529,076

Automobiles 4.2%
Tesla, Inc.*	21,962	15,092,287

Beverages 0.5%
PepsiCo, Inc.	10,935	1,716,248

Biotechnology 0.6%
Amgen, Inc.	3,632	877,273
Moderna, Inc.*	3,746	1,324,586

		2,201,859

Capital Markets 1.0%
Moody’s Corp.	9,526	3,581,776

Communications Equipment 0.2%
Ubiquiti, Inc.	2,855	893,901

Consumer Finance 0.8%
American Express Co.	16,611	2,832,674

Containers & Packaging 0.8%
Crown Holdings, Inc.	26,917	2,685,240

Diversified Consumer Services 0.6%
H&R Block, Inc.	80,096	1,966,357

Electronic Equipment, Instruments & Components 0.5%
Keysight Technologies, Inc.*	6,136	1,009,679
Zebra Technologies Corp. (Class A Stock)*	1,653	913,249

		1,922,928

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	13

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 2.4%
Netflix, Inc.*	14,924	$7,724,214
ROBLOX Corp. (Class A Stock)*	11,216	863,408

		8,587,622

Equity Real Estate Investment Trusts (REITs) 0.2%
Extra Space Storage, Inc.	5,143	895,602

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	11,648	5,005,379

Food Products 0.3%
Hershey Co. (The)	6,438	1,151,629

Health Care Equipment & Supplies 2.8%
Align Technology, Inc.*	5,303	3,689,828
Danaher Corp.	17,484	5,201,315
West Pharmaceutical Services, Inc.	2,311	951,508

		9,842,651

Health Care Providers & Services 0.5%
HCA Healthcare, Inc.	6,621	1,643,332

Hotels, Restaurants & Leisure 0.3%
McDonald’s Corp.	3,707	899,726

Insurance 0.3%
Aon PLC (Class A Stock)	3,585	932,208

Interactive Media & Services 13.4%
Alphabet, Inc. (Class A Stock)*	7,626	20,548,486
Facebook, Inc. (Class A Stock)*	40,934	14,584,784
Match Group, Inc.*	34,025	5,419,162
Pinterest, Inc. (Class A Stock)*	20,396	1,201,324
Snap, Inc. (Class A Stock)*	77,675	5,780,574

		47,534,330

Internet & Direct Marketing Retail 6.1%
Amazon.com, Inc.*	5,584	18,581,263
eBay, Inc.	47,564	3,244,340

		21,825,603

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 14.0%
Accenture PLC (Class A Stock)	8,292	$2,634,202
Adyen NV (Netherlands), 144A*	1,597	4,345,299
Automatic Data Processing, Inc.	5,166	1,082,948
Broadridge Financial Solutions, Inc.	5,365	930,774
EPAM Systems, Inc.*	1,679	939,904
Gartner, Inc.*	6,638	1,757,278
Mastercard, Inc. (Class A Stock)	2,989	1,153,575
PayPal Holdings, Inc.*(a)	34,478	9,499,723
Shopify, Inc. (Canada) (Class A Stock)*(a)	8,506	12,758,405
Snowflake, Inc. (Class A Stock)*	8,356	2,220,356
Square, Inc. (Class A Stock)*	18,658	4,613,377
Twilio, Inc. (Class A Stock)*(a)	7,675	2,867,303
Visa, Inc. (Class A Stock)(a)	19,881	4,898,480

		49,701,624

Leisure Products 1.0%
Brunswick Corp.	16,558	1,728,655
Polaris, Inc.	6,895	903,728
YETI Holdings, Inc.*	9,199	886,140

		3,518,523

Life Sciences Tools & Services 0.3%
Avantor, Inc.*	26,783	1,006,505

Machinery 0.3%
Deere & Co.	2,768	1,000,881

Media 1.0%
Altice USA, Inc. (Class A Stock)*	59,112	1,816,512
Nexstar Media Group, Inc. (Class A Stock)	11,085	1,630,271

		3,446,783

Multiline Retail 1.8%
Target Corp.	24,296	6,342,471

Personal Products 1.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)	7,040	2,350,163
Herbalife Nutrition Ltd.*	23,516	1,197,905

		3,548,068

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	15

Schedule of Investments (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals 0.5%
Eli Lilly & Co.	7,300	$1,777,550

Professional Services 0.5%
Robert Half International, Inc.	18,352	1,802,350

Real Estate Management & Development 0.3%
CBRE Group, Inc. (Class A Stock)*	9,753	940,774

Road & Rail 1.2%
J.B. Hunt Transport Services, Inc.	8,872	1,494,488
Landstar System, Inc.	5,815	912,955
Old Dominion Freight Line, Inc.	3,426	922,108
Uber Technologies, Inc.*	19,236	835,997

		4,165,548

Semiconductors & Semiconductor Equipment 7.4%
Advanced Micro Devices, Inc.*	10,240	1,087,386
NVIDIA Corp.	74,945	14,613,525
QUALCOMM, Inc.	14,057	2,105,739
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	43,853	5,115,014
Texas Instruments, Inc.	16,918	3,224,909

		26,146,573

Software 14.8%
Adobe, Inc.*	19,999	12,431,978
Crowdstrike Holdings, Inc. (Class A Stock)*	22,073	5,597,934
Intuit, Inc.	8,989	4,763,900
Microsoft Corp.	59,081	16,832,768
NortonLifeLock, Inc.	107,712	2,673,412
Oracle Corp.	40,517	3,530,651
salesforce.com, Inc.*	23,553	5,698,177
Teradata Corp.*	23,789	1,181,362

		52,710,182

Specialty Retail 4.0%
AutoZone, Inc.*	1,335	2,167,466
Carvana Co.*	6,963	2,350,430
Five Below, Inc.*	4,705	914,746
Home Depot, Inc. (The)(a)	19,275	6,325,862

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
Lowe’s Cos., Inc.	8,536	$1,644,802
O’Reilly Automotive, Inc.*	1,456	879,191

		14,282,497

Technology Hardware, Storage & Peripherals 6.7%
Apple, Inc.	123,050	17,948,073
Dell Technologies, Inc. (Class C Stock)*	29,928	2,891,643
HP, Inc.	100,522	2,902,070

		23,741,786

Textiles, Apparel & Luxury Goods 5.1%
Deckers Outdoor Corp.*	6,147	2,525,495
Kering SA (France)	3,881	3,479,964
LVMH Moet Hennessy Louis Vuitton SE (France)	5,563	4,442,748
NIKE, Inc. (Class B Stock)	39,356	6,592,523
Tapestry, Inc.*	28,822	1,219,171

		18,259,901

Trading Companies & Distributors 0.6%
United Rentals, Inc.*	6,704	2,209,303

TOTAL LONG-TERM INVESTMENTS (cost $209,190,656)		351,827,842

SHORT-TERM INVESTMENTS 2.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	3,811,970	3,811,970
PGIM Institutional Money Market Fund (cost $5,080,173; includes $5,079,652 of cash collateral for securities on loan)(b)(wa)	5,083,223	5,080,173

TOTAL SHORT-TERM INVESTMENTS (cost $8,892,143)		8,892,143

TOTAL INVESTMENTS 101.6% (cost $218,082,799)		360,719,985
Liabilities in excess of other assets (1.6)%		(5,544,757)

NET ASSETS 100.0%		$355,175,228

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	17

Schedule of Investments (continued)

as of July 31, 2021

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,913,818; cash collateral of $5,079,652 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$1,486,095	$—
Air Freight & Logistics	4,529,076	—	—
Automobiles	15,092,287	—	—
Beverages	1,716,248	—	—
Biotechnology	2,201,859	—	—
Capital Markets	3,581,776	—	—
Communications Equipment	893,901	—	—
Consumer Finance	2,832,674	—	—
Containers & Packaging	2,685,240	—	—
Diversified Consumer Services	1,966,357	—	—
Electronic Equipment, Instruments & Components	1,922,928	—	—
Entertainment	8,587,622	—	—
Equity Real Estate Investment Trusts (REITs)	895,602	—	—
Food & Staples Retailing	5,005,379	—	—
Food Products	1,151,629	—	—

See Notes to Financial Statements.

18

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Health Care Equipment & Supplies	$9,842,651	$—	$—
Health Care Providers & Services	1,643,332	—	—
Hotels, Restaurants & Leisure	899,726	—	—
Insurance	932,208	—	—
Interactive Media & Services	47,534,330	—	—
Internet & Direct Marketing Retail	21,825,603	—	—
IT Services	45,356,325	4,345,299	—
Leisure Products	3,518,523	—	—
Life Sciences Tools & Services	1,006,505	—	—
Machinery	1,000,881	—	—
Media	3,446,783	—	—
Multiline Retail	6,342,471	—	—
Personal Products	3,548,068	—	—
Pharmaceuticals	1,777,550	—	—
Professional Services	1,802,350	—	—
Real Estate Management & Development	940,774	—	—
Road & Rail	4,165,548	—	—
Semiconductors & Semiconductor Equipment	26,146,573	—	—
Software	52,710,182	—	—
Specialty Retail	14,282,497	—	—
Technology Hardware, Storage & Peripherals	23,741,786	—	—
Textiles, Apparel & Luxury Goods	10,337,189	7,922,712	—
Trading Companies & Distributors	2,209,303	—	—
Short-Term Investments
Affiliated Mutual Funds	8,892,143	—	—

Total	$346,965,879	$13,754,106	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Software	14.8%
IT Services	14.0
Interactive Media & Services	13.4
Semiconductors & Semiconductor Equipment	7.4
Technology Hardware, Storage & Peripherals	6.7
Internet & Direct Marketing Retail	6.1
Textiles, Apparel & Luxury Goods	5.1
Automobiles	4.2
Specialty Retail	4.0
Health Care Equipment & Supplies	2.8

Affiliated Mutual Funds (1.4% represents investments purchased with collateral from securities on loan)	2.5%
Entertainment	2.4
Multiline Retail	1.8
Food & Staples Retailing	1.4
Air Freight & Logistics	1.3
Road & Rail	1.2
Capital Markets	1.0
Personal Products	1.0

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	19

Schedule of Investments (continued)

as of July 31, 2021

Industry Classification (continued):

Leisure Products	1.0%
Media	1.0
Consumer Finance	0.8
Containers & Packaging	0.8
Trading Companies & Distributors	0.6
Biotechnology	0.6
Diversified Consumer Services	0.6
Electronic Equipment, Instruments & Components	0.5
Professional Services	0.5
Pharmaceuticals	0.5
Beverages	0.5
Health Care Providers & Services	0.5
Aerospace & Defense	0.4

Food Products	0.3%
Life Sciences Tools & Services	0.3
Machinery	0.3
Real Estate Management & Development	0.3
Insurance	0.3
Hotels, Restaurants & Leisure	0.3
Equity Real Estate Investment Trusts (REITs)	0.2
Communications Equipment	0.2

101.6
Liabilities in excess of other assets	(1.6)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$4,913,818	$(4,913,818)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of July 31, 2021

Assets
Investments at value, including securities on loan of $4,913,818:
Unaffiliated investments (cost $209,190,656)	$351,827,842
Affiliated investments (cost $8,892,143)	8,892,143
Receivable for investments sold	44,692,935
Receivable for Fund shares sold	78,940
Dividends receivable	39,686
Tax reclaim receivable	36,977
Prepaid expenses	343

Total Assets	405,568,866

Liabilities
Payable for investments purchased	44,730,347
Payable to broker for collateral for securities on loan	5,079,652
Management fee payable	215,716
Payable for Fund shares purchased	147,433
Accrued expenses and other liabilities	102,456
Distribution fee payable	78,036
Affiliated transfer agent fee payable	38,998
Trustees’ fees payable	1,000

Total Liabilities	50,393,638

Net Assets	$355,175,228

Net assets were comprised of:
Shares of beneficial interest, at par	$18,274
Paid-in capital in excess of par	156,590,758
Total distributable earnings (loss)	198,566,196

Net assets, July 31, 2021	$355,175,228

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	21

Statement of Assets and Liabilities

as of July 31, 2021

Class A
Net asset value and redemption price per share, ($337,246,285 ÷ 17,222,377 shares of beneficial interest issued and outstanding)	$19.58
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price to public	$20.72

Class C
Net asset value, offering price and redemption price per share, ($8,266,472 ÷ 561,095 shares of beneficial interest issued and outstanding)	$14.73

Class Z
Net asset value, offering price and redemption price per share, ($9,294,554 ÷ 471,670 shares of beneficial interest issued and outstanding)	$19.71

Class R6
Net asset value, offering price and redemption price per share, ($367,917 ÷ 18,675 shares of beneficial interest issued and outstanding)	$19.70

See Notes to Financial Statements.

22

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $19,198 foreign withholding tax)	$2,163,764
Affiliated dividend income	5,520
Income from securities lending, net (including affiliated income of $5,190)	5,250

Total income	2,174,534

Expenses
Management fee	2,238,107
Distribution fee(a)	1,000,434
Transfer agent’s fees and expenses (including affiliated expense of $195,780)(a)	465,486
Custodian and accounting fees	62,338
Registration fees(a)	44,707
Shareholders’ reports	25,475
Audit fee	24,658
Legal fees and expenses	21,306
Trustees’ fees	13,820
Miscellaneous	24,400

Total expenses	3,920,731
Less: Fee waiver and/or expense reimbursement(a)	(7,755)
Distribution fee waiver(a)	(151,552)

Net expenses	3,761,424

Net investment income (loss)	(1,586,890)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $3,258)	77,870,256
Foreign currency transactions	(8,754)

77,861,502

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(7,430))	21,921,278
Foreign currencies	2,135

21,923,413

Net gain (loss) on investment and foreign currency transactions	99,784,915

Net Increase (Decrease) In Net Assets Resulting From Operations	$98,198,025

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	909,310	91,124	—	—
Transfer agent’s fees and expenses	446,510	12,580	6,290	106
Registration fees	15,439	12,976	8,492	7,800
Fee waiver and/or expense reimbursement	—	—	—	(7,755)
Distribution fee waiver	(151,552)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	23

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,586,890)	$(1,052,532)
Net realized gain (loss) on investment and foreign currency transactions	77,861,502	28,652,275
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,923,413	42,876,192

Net increase (decrease) in net assets resulting from operations	98,198,025	70,475,935

Dividends and Distributions
Distributions from distributable earnings
Class A	(44,224,571)	(9,035,624)
Class B	—	(43,385)
Class C	(1,896,863)	(421,651)
Class Z	(1,066,762)	(185,174)
Class R6	(3,041)	(2,317)

	(47,191,237)	(9,688,151)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	7,594,178	7,128,291
Net asset value of shares issued in reinvestment of dividends and distributions	46,719,701	9,588,707
Cost of shares purchased	(40,349,200)	(31,515,007)

Net increase (decrease) in net assets from Fund share transactions	13,964,679	(14,798,009)

Total increase (decrease)	64,971,467	45,989,775

Net Assets:
Beginning of year	290,203,761	244,213,986

End of year	$355,175,228	$290,203,761

See Notes to Financial Statements.

24

Financial Highlights

Class A Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.92	$13.39	$13.79	$12.79	$11.03
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.06)	(0.02)	0.03	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.58	4.14	0.80	2.35	2.09
Total from investment operations	5.50	4.08	0.78	2.38	2.13
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.01)	(0.02)	(0.06)
Distributions from net realized gains	(2.84)	(0.55)	(1.17)	(1.36)	(0.31)
Total dividends and distributions	(2.84)	(0.55)	(1.18)	(1.38)	(0.37)
Net asset value, end of year	$19.58	$16.92	$13.39	$13.79	$12.79
Total Return(b):	35.95%	31.47%	6.93%	19.90%	19.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$337,246	$274,044	$229,202	$197,689	$179,539
Average net assets (000)	$303,103	$231,363	$199,190	$190,178	$169,500
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.16%	1.22%	1.23%	1.20%	1.24%
Expenses before waivers and/or expense reimbursement	1.21%	1.27%	1.28%	1.25%	1.29%
Net investment income (loss)	(0.48)%	(0.40)%	(0.18)%	0.24%	0.38%
Portfolio turnover rate(e)	153%	149%	125%	185%	181%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	25

Financial Highlights (continued)

Class C Shares
	Year Ended July 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.46	$10.84	$11.49	$10.93	$9.49
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.14)	(0.10)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.29	3.31	0.62	1.98	1.79
Total from investment operations	4.11	3.17	0.52	1.92	1.75
Less Dividends and Distributions:
Distributions from net realized gains	(2.84)	(0.55)	(1.17)	(1.36)	(0.31)
Net asset value, end of year	$14.73	$13.46	$10.84	$11.49	$10.93
Total Return(b):	34.72%	30.34%	5.95%	18.92%	18.90%

Ratios/Supplemental Data:
Net assets, end of year (000)	$8,266	$9,768	$8,698	$48,373	$49,609
Average net assets (000)	$9,112	$8,502	$34,180	$50,985	$48,525
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.03%	2.04%	2.01%	1.92%	1.99%
Expenses before waivers and/or expense reimbursement	2.03%	2.04%	2.01%	1.92%	1.99%
Net investment income (loss)	(1.34)%	(1.22)%	(0.91)%	(0.49)%	(0.36)%
Portfolio turnover rate(e)	153%	149%	125%	185%	181%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares
	Year Ended July 31,			September 27, 2017(a) through July 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.98	$13.41	$13.81	$12.82
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.03)	0.01	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.62	4.15	0.80	2.29
Total from investment operations	5.57	4.12	0.81	2.37
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.04)	(0.02)
Distributions from net realized gains	(2.84)	(0.55)	(1.17)	(1.36)
Total dividends and distributions	(2.84)	(0.55)	(1.21)	(1.38)
Net asset value, end of period	$19.71	$16.98	$13.41	$13.81
Total Return(c):	36.27%	31.73%	7.20%	19.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,295	$6,313	$5,270	$1,628
Average net assets (000)	$7,439	$4,915	$4,485	$656
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	0.95%	1.14%	1.15%	5.77	%(e)
Net investment income (loss)	(0.28)%	(0.18)%	0.05%	0.70	%(e)
Portfolio turnover rate(f)	153%	149%	125%	185%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Diversified Growth Fund	27

Financial Highlights (continued)

Class R6 Shares
	Year Ended July 31,			September 27, 2017(a) through July 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.98	$13.41	$13.81	$12.82
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.03)	(0.01)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.64	4.15	0.82	2.33
Total from investment operations	5.56	4.12	0.81	2.37
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.04)	(0.02)
Distributions from net realized gains	(2.84)	(0.55)	(1.17)	(1.36)
Total dividends and distributions	(2.84)	(0.55)	(1.21)	(1.38)
Net asset value, end of period	$19.70	$16.98	$13.41	$13.81
Total Return(c):	36.19%	31.73%	7.20%	19.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$368	$78	$54	$12
Average net assets (000)	$75	$61	$17	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	11.34%	23.28%	77.09%	283.30	%(e)
Net investment income (loss)	(0.40)%	(0.19)%	(0.10)%	0.36	%(e)
Portfolio turnover rate(f)	153%	149%	125%	185%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 5 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of fifteen series: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, Prudential Day One 2065 Fund, PGIM 60/40 Allocation Fund, PGIM Jennison Diversified Growth Fund and PGIM Jennison Rising Dividend Fund. These financial statements relate only to the PGIM Jennison Diversified Growth Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is long-term capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM Jennison Diversified Growth Fund	29

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

30

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned.

PGIM Jennison Diversified Growth Fund	31

Notes to Financial Statements (continued)

Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such

32

class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to the first $500 million, 0.65% on the next $500 million of average daily net assets and 0.60% on average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.70% for the year ended July 31, 2021.

The Manager has contractually agreed, through November 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class Z shares and 1.00% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

PGIM Jennison Diversified Growth Fund	33

Notes to Financial Statements (continued)

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through November 30, 2022 to limit such fees to 0.25% of the average daily net assets of Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended July 31, 2021, PIMS received $79,593 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2021, PIMS received $155 and $256 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money

34

Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were $482,100,171 and $516,980,198, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$3,526,279	$36,958,304	$36,672,613	$—	$—	$3,811,970	3,811,970	$5,520

PGIM Institutional Money Market Fund (1)(b)(wa)
6,252,207	155,841,615	157,009,477	(7,430)	3,258	5,080,173	5,083,223	5,190	(2)

$9,778,486	$192,799,919	$193,682,090	$(7,430)	$3,258	$8,892,143		$10,710

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Jennison Diversified Growth Fund	35

Notes to Financial Statements (continued)

For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $13,265,513 of ordinary income and $33,925,724 of long-term capital gains. For the year ended July 31, 2020, the tax character of dividends paid by the Fund was $9,688,151 of long-term capital gains.

As of July 31, 2021, the accumulated undistributed earnings on a tax basis were $27,492,640 of ordinary income and $28,854,199 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$218,500,628	$144,521,176	$(2,301,819)	$142,219,357

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

36

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	8,659	0.1%
Class R6	1,169	6.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	3	22.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2021:
Shares sold	368,342	$6,592,088
Shares issued in reinvestment of dividends and distributions	2,696,787	43,795,826
Shares purchased	(2,079,102)	(36,713,090)

Net increase (decrease) in shares outstanding before conversion	986,027	13,674,824
Shares issued upon conversion from other share class(es)	161,792	2,913,187
Shares purchased upon conversion into other share class(es)	(120,178)	(2,118,438)

Net increase (decrease) in shares outstanding	1,027,641	$14,469,573

Year ended July 31, 2020:
Shares sold	388,535	$5,342,754
Shares issued in reinvestment of dividends and distributions	660,022	8,949,896
Shares purchased	(1,995,926)	(27,479,292)

Net increase (decrease) in shares outstanding before conversion	(947,369)	(13,186,642)
Shares issued upon conversion from other share class(es)	130,122	1,837,962
Shares purchased upon conversion into other share class(es)	(103,246)	(1,421,775)

Net increase (decrease) in shares outstanding	(920,493)	$(12,770,455)

Class B
Period ended June 26, 2020*:
Shares sold	1,172	$12,226
Shares issued in reinvestment of dividends and distributions	3,932	42,350
Shares purchased	(6,717)	(73,157)

Net increase (decrease) in shares outstanding before conversion	(1,613)	(18,581)
Shares purchased upon conversion into other share class(es)	(90,208)	(1,030,211)

Net increase (decrease) in shares outstanding	(91,821)	$(1,048,792)

PGIM Jennison Diversified Growth Fund	37

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended July 31, 2021:
Shares sold	44,430	$602,537
Shares issued in reinvestment of dividends and distributions	154,106	1,893,964
Shares purchased	(117,321)	(1,604,347)

Net increase (decrease) in shares outstanding before conversion	81,215	892,154
Shares purchased upon conversion into other share class(es)	(245,962)	(3,361,195)

Net increase (decrease) in shares outstanding	(164,747)	$(2,469,041)

Year ended July 31, 2020:
Shares sold	89,526	$968,739
Shares issued in reinvestment of dividends and distributions	38,510	416,674
Shares purchased	(130,990)	(1,373,067)

Net increase (decrease) in shares outstanding before conversion	(2,954)	12,346
Shares purchased upon conversion into other share class(es)	(73,251)	(808,070)

Net increase (decrease) in shares outstanding	(76,205)	$(795,724)

Class Z
Year ended July 31, 2021:
Shares sold	18,443	$335,325
Shares issued in reinvestment of dividends and distributions	62,921	1,026,870
Shares purchased	(111,328)	(1,960,726)

Net increase (decrease) in shares outstanding before conversion	(29,964)	(598,531)
Shares issued upon conversion from other share class(es)	129,927	2,296,063

Net increase (decrease) in shares outstanding	99,963	$1,697,532

Year ended July 31, 2020:
Shares sold	55,824	$799,028
Shares issued in reinvestment of dividends and distributions	13,059	177,470
Shares purchased	(193,214)	(2,589,479)

Net increase (decrease) in shares outstanding before conversion	(124,331)	(1,612,981)
Shares issued upon conversion from other share class(es)	103,035	1,422,094

Net increase (decrease) in shares outstanding	(21,296)	$(190,887)

Class R6
Year ended July 31, 2021:
Shares sold	3,318	$64,228
Shares issued in reinvestment of dividends and distributions	186	3,041
Shares purchased	(3,649)	(71,037)

Net increase (decrease) in shares outstanding before conversion	(145)	(3,768)
Shares issued upon conversion from other share class(es)	14,216	270,383

Net increase (decrease) in shares outstanding	14,071	$266,615

Year ended July 31, 2020:
Shares sold	414	$5,544
Shares issued in reinvestment of dividends and distributions	170	2,317
Shares purchased	(1)	(12)

Net increase (decrease) in shares outstanding	583	$7,849

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

38

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2021. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $1,725,000, borrowed at a weighted average interest rate of 1.45%. The maximum loan outstanding amount during the period was $1,725,000. At July 31, 2021, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

PGIM Jennison Diversified Growth Fund	39

Notes to Financial Statements (continued)

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially

40

lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

PGIM Jennison Diversified Growth Fund	41

Notes to Financial Statements (continued)

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM Jennison Diversified Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Diversified Growth Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Diversified Growth Fund	43

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2021, the Fund reported the maximum amount allowed per share but not less than $2.04 per share for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD).

	QDI	DRD
PGIM Jennison Diversified Growth Fund	12.88%	12.62%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

PGIM Jennison Diversified Growth Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Diversified Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Diversified Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

PGIM Jennison Diversified Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Diversified Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Diversified Growth Fund is a series of Prudential Investment Portfolios 5.

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison Diversified Growth Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period and underperformed over the three-year period.

•	The Board considered that in 2017, the Fund changed its investment process to optimize its portfolio to the Russell 1000 Growth Index and that previously, the

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Fund was optimized to the S&P 500 Index, which led to periods of underperformance during periods when growth investing was favored. In 2018, its first calendar year since modification, the fund outperformed its benchmark.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.00% for Class R6 shares, and 1.00% for Class Z shares through November 30, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund’s investment team time to develop a longer performance record under the new optimization process and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Diversified Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Diversified Growth Fund PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON DIVERSIFIED GROWTH FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	TBDAX	TBDCX	TBDZX	TBDQX
CUSIP	74440V104	74440V302	74440V690	74440V716

MF503E

PGIM JENNISON RISING DIVIDEND FUND

ANNUAL REPORT

JULY 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC member SIPC. PGIM is a unit of PGIM, Inc. (PGIM), a registered investment adviser. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. PGIM and Jennison Associates, Jennison, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Rising Dividend Fund informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Rising Dividend Fund

September 15, 2021

PGIM Jennison Rising Dividend Fund     3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	27.99	12.91	10.86 (03/05/2014)

(without sales charges)	35.44	14.19	11.71 (03/05/2014)

Class C

(with sales charges)	33.45	13.36	10.89 (03/05/2014)

(without sales charges)	34.45	13.36	10.89 (03/05/2014)

Class Z

(without sales charges)	35.74	14.47	11.99 (03/05/2014)

Class R6

(without sales charges)	35.74	N/A	15.30 (09/27/2017)

S&P 500 Index

	36.43	17.34	14.52

Average Annual Total Returns as of 7/31/21 Since Inception (%)

	Class A, Class C, Class Z (03/05/2014)	Class R6 (09/27/2017)

S&P 500 Index	14.52	17.78

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares (March 5, 2014) and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Rising Dividend Fund     5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 7/31/21

Ten Largest Holdings	Line of Business	% of Net Assets

Apple, Inc.	Technology Hardware, Storage & Peripherals	3.3%

Chevron Corp.	Oil, Gas & Consumable Fuels	2.6%

Oshkosh Corp.	Machinery	2.5%

Goldman Sachs Group, Inc. (The)	Capital Markets	2.5%

Enbridge, Inc. (Canada)	Oil, Gas & Consumable Fuels	2.5%

D.R. Horton, Inc.	Household Durables	2.5%

JPMorgan Chase & Co.	Banks	2.5%

ASML Holding NV (Netherlands)	Semiconductors & Semiconductor Equipment	2.4%

Williams Cos., Inc. (The)	Oil, Gas & Consumable Fuels	2.4%

PNC Financial Services Group, Inc. (The)	Banks	2.3%

  Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Rising Dividend Fund     7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Rising Dividend Fund’s Class Z shares returned 35.74% in the 12-month reporting period that ended July 31, 2021, underperforming the 36.43% return of the S&P 500 Index (the Index).

What was the market environment?

•

Despite some market turbulence at the end of September 2020, major global equity markets posted third-quarter gains, sustaining their post-March 2020 rally. The realities of COVID-19 continued to dictate daily conduct for individuals, businesses, and governments around the world. Behaviors that seemed disorienting and disruptive in the spring became routine throughout the summer and early fall. Working from home remained standard policy for many companies, while countries and enterprises experimented tentatively with gradual reopenings. Global infection rates reflected differences among policy and social behaviors across geographies.

•

Equity markets ended the final quarter of 2020 in strong fashion, as positive news in November regarding successful clinical trials of two COVID-19 vaccines, developed by Moderna and Pfizer/BioNTech, sparked a vaccine-related market rally. This positive news, along with subsequent approval of both vaccines for emergency use by the US Food and Drug Administration and other global health regulators, marked a watershed moment in the fight against the pandemic. The economy continued to recover, but the pace of improvement in consumer spending, confidence, and employment tempered. The Federal Reserve (the Fed) continued to signal sustained policy accommodation.

•

Equity markets extended their rise across the globe during the first quarter of 2021, despite a short bout of volatility in March. Investors sharply adjusted their market expectations and sentiment on inflation and interest rates and lowered their risk, causing a rotation out of certain growth-oriented stocks. Unsurprisingly, cyclically oriented companies led the market higher, while growth- and defensive-oriented stocks lagged on a relative basis. Congress helped boost investor sentiment in March by passing a third fiscal stimulus package worth $1.9 trillion. Investors expected that the stimulus checks included in the bill would increase consumer spending—a powerful driver of economic growth—helping raise corporate profits as the economy continued to reopen.

•

June 2021 marked a turning point in the US economic reopening and reflation outlook. Market conjecture about the timing of peak US growth and inflation coincided with a change in tone from the Fed, which hinted at a potential reduction in its asset purchase program. At the same time, prices of several key commodities declined from their peaks earlier in the year, helping to somewhat calm inflation fears. Many US and global equity indices closed the first half of 2021 at or near record highs. Other notable events included the emergence of the Delta variant of COVID-19, resulting in renewed health restrictions and lockdowns in multiple countries and adding to the uncertainty around a global economic reopening.

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•

For the entire reporting period, all 11 sectors in the Index posted double-digit returns. Financials, industrials, energy, communication services, materials, and information technology drove the Index’s gains, all rising in excess of 40%. In contrast, the utilities sector posted the weakest results but still gained roughly 12%.

What worked?

•

Stock selection among the internet & direct marketing retail, agriculture & farm machinery, and leisure facilities industries drove the majority of the Fund’s relative performance. An underweight position relative to the Index in internet & direct marketing retail, along with overweight positions relative to the Index among agriculture & farm machinery and leisure facilities, also added to returns.

•

Shares of agricultural & farm machinery maker Deere & Co. rallied sharply during the reporting period. The company’s results exceeded analysts’ expectations, and its management raised forward guidance. Jennison favors Deere given its best-in-class agricultural moat that is entering an upcycle driven by growing farmer income, along with structural margin improvement.

•

The Goldman Sachs Group Inc. is a multinational investment bank and financial services company. It offers services in investment management, securities, asset management, prime brokerage, and securities underwriting. The company reported earnings and revenues that surpassed analysts’ expectations. In particular, its investment banking operation generated record-high net revenues during the first and second quarters of 2021.

•

PNC Financial Services Group Inc. is one of the largest diversified financial services companies in the US. Jennison believes the company is a well-managed commercial and retail bank that grew significantly during the financial crisis through acquisitions and is now benefiting from that strategy. The company’s second quarter 2021 earnings far exceeded analysts’ expectations, and it has surpassed consensus earnings-per-share estimates in each of the last four calendar quarters.

What didn’t work?

•

Stock selection and an underweight position relative to the Index in interactive media & services were among the primary detractors from relative performance during the reporting period. Additionally, stock selection among alternative carriers and specialty real estate investment trusts weighed on relative performance.

•

Cogent Communications Holdings Inc. is a multi-national internet service provider of internet access and Internet Protocol (IP) communications services. The company offers internet access and data transport through its fiber optic, IP data-only network, ethernet transport, and colocation services. While the company’s shares were weak for the period as a whole, they steadily rose after reaching their trough in November 2020. The Fund took advantage of the rising share price and eliminated its position during the month of January in favor of more attractive investment opportunities.

•	Shares of pharmaceutical firm AstraZeneca PLC declined during the first half of the period after COVID-19 vaccine manufacturing missteps highlighted the lack of

PGIM Jennison Rising Dividend Fund     9

Strategy and Performance Overview (continued)

vaccine experience by the company and Oxford University, its vaccine research partner. Given the missteps and the news that several countries halted use of the company’s vaccine, the Fund had eliminated the position by the end of March for more attractive investment opportunities.

•

Equinix Inc. specializes in internet connection and data centers. The company is a leader in global colocation data center market share, with 220+ data centers in more than 25 countries on five continents. It has benefited from enterprise cloud adoption and the need for a highly interconnected, outsourced, hybrid environment. The company has 50% of the Fortune 500 companies as customers, while its strategy of high, single-digit, organic growth is fueled by customer acquisition and penetration into large global enterprises. While the market favored companies with steady and predictable cash-flows in 2020, as news of a vaccine began to emerge at the end of the year, the market subsequently shifted in the first quarter of 2021 in favor of companies that would benefit from cyclical economic growth. As a result, the Fund began reducing its exposure to defensive stocks like Equinix, fully eliminating its position in April in favor of more cyclically-oriented investment opportunities.

Current outlook

•

In the second quarter of 2021, equity markets reached new highs, as the economic recovery progressed from its pandemic-induced slumber. While a recovery never proceeds in a straight line, this one seemed to Jennison to be “wigglier” than one might have expected. Equity markets almost appeared to be reacting in tandem with every news headline. The markets traded up on strong economic news, while negative headlines, such as surges in the Delta variant, caused the markets to trade off.

•

Overall, this uncertainty led to increased market turbulence and a slower and more episodic recovery, in Jennison’s view. These manic and often episodic market moves illustrate how the most fashionable stock trade or market excesses can accumulate, only to be quickly flushed out. With supply chain issues likely to improve in the near term, they still present challenges, coupled with the various labor shortages companies are also experiencing. This, in effect, has kept a lid on the overall economic recovery. It is evident the public has the aggressive desire to catch up on “experiences” missed during the pandemic, given the sharp increase in airline and travel sales so far this year. However, with airlines running fewer flights and cruise operators sailing less, the full power of the US consumer remains subdued for the time being. Politics still surrounds any type of return to normalcy and is dependent on individual states. This has played out in Florida, where state restrictions have affected the cruise line industry, and in Nevada, where hotels and casinos have benefited from a loosening of regulations. Any shift to lift restrictions could potentially result in a more meaningful economic reopening as the release of pent-up consumer demand to travel and socialize may lead to fundamental investment opportunities.

•

Regardless of market machinations, Jennison believes dividend-paying stocks remain attractive in this “lower-for-longer” interest rate environment. Whether rates remain at current levels or near-term rate increases occur, we are still in a low-rate environment

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from a historical context. The inflation debate has yet to be put to rest; and while inflation looks transitory, Jennison believes it is not as bad as the market may expect. While remaining optimistic, Jennison is looking ahead with caution and is mindful of the numerous crosswinds occurring in the market.

•

After Jennison tempered its expectations during the pandemic, dividend growth has started to pick up. Although it may take until next year for the market to see a more normal dividend growth rate, good fundamentals will likely lead to dividend increases, in Jennison’s view. Jennison remains focused on its fundamental, bottom-up investing approach and believes it is well-suited for today’s environment. Jennison is committed to its investment philosophy, seeking quality businesses that can generate high/increasing free cash flows that can be returned to investors in the form of a growing dividend. Businesses that can demonstrate attractive dividend growth in this pandemic environment will be even more appreciated by the market—and even more valuable—in Jennison’s view. Jennison remains vigilant but patient for its thesis to play out over the long term.

PGIM Jennison Rising Dividend Fund     11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Rising Dividend Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,182.00	1.24%	$ 6.71
	Hypothetical	$1,000.00	$1,018.65	1.24%	$ 6.21
Class C	Actual	$1,000.00	$1,177.90	1.99%	$10.75
	Hypothetical	$1,000.00	$1,014.93	1.99%	$ 9.94
Class Z	Actual	$1,000.00	$1,183.20	0.99%	$ 5.36
	Hypothetical	$1,000.00	$1,019.89	0.99%	$ 4.96
Class R6	Actual	$1,000.00	$1,184.00	0.99%	$ 5.36
	Hypothetical	$1,000.00	$1,019.89	0.99%	$ 4.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Rising Dividend Fund     13

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Air Freight & Logistics 1.8%
FedEx Corp.	2,007	$561,860

Banks 5.8%
Bank of America Corp.	8,163	313,132
JPMorgan Chase & Co.	5,096	773,471
PNC Financial Services Group, Inc. (The)	4,058	740,220

		1,826,823

Beverages 1.8%
Diageo PLC (United Kingdom), ADR	2,838	562,520

Building Products 2.3%
Johnson Controls International PLC	10,291	734,983

Capital Markets 6.4%
Apollo Global Management, Inc.	9,733	572,884
Goldman Sachs Group, Inc. (The)	2,128	797,745
KKR & Co., Inc.	10,125	645,570

		2,016,199

Chemicals 1.1%
Westlake Chemical Corp.	4,040	334,997

Containers & Packaging 1.8%
Avery Dennison Corp.	2,725	574,103

Diversified Consumer Services 1.6%
Service Corp. International	7,888	492,921

Electronic Equipment, Instruments & Components 1.9%
Corning, Inc.	14,342	600,356

Entertainment 1.5%
Walt Disney Co. (The)*	2,663	468,741

Equity Real Estate Investment Trusts (REITs) 4.5%
Alexandria Real Estate Equities, Inc.	1,654	333,016
AvalonBay Communities, Inc.	2,506	570,942

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       15

Schedule of Investments  (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Crown Castle International Corp.	793	$153,120
SBA Communications Corp.	1,035	352,925

		1,410,003

Food & Staples Retailing 2.5%
Sysco Corp.	8,814	653,999
Walmart, Inc.	1,042	148,537

		802,536

Food Products 2.0%
Hershey Co. (The)	3,467	620,177

Health Care Equipment & Supplies 3.7%
Abbott Laboratories	3,659	442,666
Medtronic PLC	2,455	322,366
Stryker Corp.	1,493	404,513

		1,169,545

Hotels, Restaurants & Leisure 7.1%
Aramark	9,021	316,908
Darden Restaurants, Inc.	3,749	546,904
McDonald’s Corp.	2,662	646,094
MGM Resorts International	19,302	724,404

		2,234,310

Household Durables 3.8%
D.R. Horton, Inc.	8,171	779,758
Newell Brands, Inc.	16,809	416,023

		1,195,781

Industrial Conglomerates 1.3%
Honeywell International, Inc.	1,806	422,225

Insurance 1.8%
Marsh & McLennan Cos., Inc.	3,813	561,350

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 2.5%
Mastercard, Inc. (Class A Stock)	1,084	$418,359
Visa, Inc. (Class A Stock)	1,546	380,919

		799,278

Machinery 6.2%
Caterpillar, Inc.	3,185	658,499
Deere & Co.	794	287,103
Oshkosh Corp.	6,715	802,778
Parker-Hannifin Corp.	707	220,605

		1,968,985

Media 1.7%
Comcast Corp. (Class A Stock)	9,229	542,942

Metals & Mining 2.3%
Freeport-McMoRan, Inc.	10,425	397,192
Steel Dynamics, Inc.	4,926	317,481

		714,673

Multi-Utilities 2.8%
CenterPoint Energy, Inc.(a)	21,879	557,039
Sempra Energy	2,630	343,610

		900,649

Oil, Gas & Consumable Fuels 8.4%
Chevron Corp.	8,108	825,476
Enbridge, Inc. (Canada)	19,844	780,861
Valero Energy Corp.	4,181	280,002
Williams Cos., Inc. (The)	30,579	766,004

		2,652,343

Pharmaceuticals 3.2%
Bristol-Myers Squibb Co.	5,083	344,983
Eli Lilly & Co.	2,751	669,869

		1,014,852

Road & Rail 4.6%
Norfolk Southern Corp.	1,807	465,899

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       17

Schedule of Investments  (continued)

as of July 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail (cont’d.)
TFI International, Inc. (Canada)	5,214	$584,072
Union Pacific Corp.	1,817	397,487

		1,447,458

Semiconductors & Semiconductor Equipment 5.8%
ASML Holding NV (Netherlands)	1,002	768,273
QUALCOMM, Inc.	1,155	173,019
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	3,242	378,147
Texas Instruments, Inc.	819	156,118
Universal Display Corp.	1,494	350,328

		1,825,885

Software 3.7%
Intuit, Inc.	1,174	622,185
Microsoft Corp.	1,865	531,357

		1,153,542

Specialty Retail 1.6%
Ross Stores, Inc.	4,002	491,005

Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	7,149	1,042,753

Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc. (Class B Stock)	1,179	197,494

TOTAL LONG-TERM INVESTMENTS (cost $22,585,149)		31,341,289

SHORT-TERM INVESTMENTS 3.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	535,742	535,742

See Notes to Financial Statements.

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $569,203; includes $569,160 of cash collateral for securities on loan)(b)(wa)	569,545	$569,203

TOTAL SHORT-TERM INVESTMENTS (cost $1,104,945)		1,104,945

TOTAL INVESTMENTS 102.9% (cost $23,690,094)		32,446,234
Liabilities in excess of other assets (2.9)%		(905,231)

NET ASSETS 100.0%		$31,541,003

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $549,936; cash collateral of $569,160 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Air Freight & Logistics	$561,860	$—	$—

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       19

Schedule of Investments  (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Banks	$ 1,826,823	$—	$—
Beverages	562,520	—	—
Building Products	734,983	—	—
Capital Markets	2,016,199	—	—
Chemicals	334,997	—	—
Containers & Packaging	574,103	—	—
Diversified Consumer Services	492,921	—	—
Electronic Equipment, Instruments & Components	600,356	—	—
Entertainment	468,741	—	—
Equity Real Estate Investment Trusts (REITs)	1,410,003	—	—
Food & Staples Retailing	802,536	—	—
Food Products	620,177	—	—
Health Care Equipment & Supplies	1,169,545	—	—
Hotels, Restaurants & Leisure	2,234,310	—	—
Household Durables	1,195,781	—	—
Industrial Conglomerates	422,225	—	—
Insurance	561,350	—	—
IT Services	799,278	—	—
Machinery	1,968,985	—	—
Media	542,942	—	—
Metals & Mining	714,673	—	—
Multi-Utilities	900,649	—	—
Oil, Gas & Consumable Fuels	2,652,343	—	—
Pharmaceuticals	1,014,852	—	—
Road & Rail	1,447,458	—	—
Semiconductors & Semiconductor Equipment	1,825,885	—	—
Software	1,153,542	—	—
Specialty Retail	491,005	—	—
Technology Hardware, Storage & Peripherals	1,042,753	—	—
Textiles, Apparel & Luxury Goods	197,494	—	—
Short-Term Investments
Affiliated Mutual Funds	1,104,945	—	—

Total	$32,446,234	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Oil, Gas & Consumable Fuels	8.4%
Hotels, Restaurants & Leisure	7.1
Capital Markets	6.4
Machinery	6.2

Banks	5.8%
Semiconductors & Semiconductor Equipment	5.8
Road & Rail	4.6
Equity Real Estate Investment Trusts (REITs)	4.5

See Notes to Financial Statements.

Industry Classification (continued):

Household Durables	3.8%
Health Care Equipment & Supplies	3.7
Software	3.7
Affiliated Mutual Funds (1.8% represents investments purchased with collateral from securities on loan)	3.5
Technology Hardware, Storage & Peripherals	3.3
Pharmaceuticals	3.2
Multi-Utilities	2.8
Food & Staples Retailing	2.5
IT Services	2.5
Building Products	2.3
Metals & Mining	2.3
Food Products	2.0
Electronic Equipment, Instruments & Components	1.9
Containers & Packaging	1.8

Beverages	1.8%
Air Freight & Logistics	1.8
Insurance	1.8
Media	1.7
Diversified Consumer Services	1.6
Specialty Retail	1.6
Entertainment	1.5
Industrial Conglomerates	1.3
Chemicals	1.1
Textiles, Apparel & Luxury Goods	0.6

102.9
Liabilities in excess of other assets	(2.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$549,936	$(549,936)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       21

Statement of Assets and Liabilities

as of July 31, 2021

Assets
Investments at value, including securities on loan of $549,936:
Unaffiliated investments (cost $22,585,149)	$31,341,289
Affiliated investments (cost $1,104,945)	1,104,945
Receivable for Fund shares sold	45,571
Dividends receivable	21,533
Prepaid expenses and other assets	4,844

Total Assets	32,518,182

Liabilities
Payable to broker for collateral for securities on loan	569,160
Payable for investments purchased	291,534
Accrued expenses and other liabilities	55,805
Payable for Fund shares purchased	37,647
Management fee payable	15,892
Distribution fee payable	4,686
Affiliated transfer agent fee payable	1,652
Trustees’ fees payable	803

Total Liabilities	977,179

Net Assets	$31,541,003

Net assets were comprised of:
Shares of beneficial interest, at par	$1,752
Paid-in capital in excess of par	20,425,173
Total distributable earnings (loss)	11,114,078

Net assets, July 31, 2021	$31,541,003

See Notes to Financial Statements.

Class A
Net asset value, offering price and redemption price per share, ($13,908,197 ÷ 772,719 shares of beneficial interest issued and outstanding)	$18.00
Maximum sales charge (5.50% of offering price)	1.05

Maximum offering price to public	$19.05

Class C
Net asset value, offering price and redemption price per share, ($2,251,559 ÷ 125,942 shares of beneficial interest issued and outstanding)	$17.88

Class Z
Net asset value, offering price and redemption price per share, ($15,363,965 ÷ 852,868 shares of beneficial interest issued and outstanding)	$18.01

Class R6
Net asset value, offering price and redemption price per share, ($17,282 ÷ 960 shares of beneficial interest issued and outstanding)	$18.01

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       23

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $7,246 foreign withholding tax)	$435,284
Affiliated dividend income	799
Affiliated income from securities lending, net	418

Total income	436,501

Expenses
Management fee	195,191
Distribution fee(a)	47,526
Custodian and accounting fees	49,849
Registration fees(a)	43,976
Transfer agent’s fees and expenses (including affiliated expense of $7,859)(a)	37,031
Audit fee	24,658
Legal fees and expenses	20,620
Trustees’ fees	10,200
Shareholders’ reports	9,620
SEC registration fees	576
Miscellaneous	19,579

Total expenses	458,826
Less: Fee waiver and/or expense reimbursement(a)	(161,913)
Distribution fee waiver(a)	(5,029)

Net expenses	291,884

Net investment income (loss)	144,617

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(24))	4,088,846
Net change in unrealized appreciation (depreciation) on investments	3,182,613

Net gain (loss) on investment transactions	7,271,459

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,416,076

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	30,175	17,351	—	—
Registration fees	12,969	8,789	15,029	7,189
Transfer agent’s fees and expenses	13,719	2,456	20,812	44
Fee waiver and/or expense reimbursement	(58,731)	(16,951)	(78,950)	(7,281)
Distribution fee waiver	(5,029)	—	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended
	July 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$144,617	$195,981
Net realized gain (loss) on investment transactions	4,088,846	(679,851)
Net change in unrealized appreciation (depreciation) on investments	3,182,613	2,525,796

Net increase (decrease) in net assets resulting from operations	7,416,076	2,041,926

Dividends and Distributions
Distributions from distributable earnings
Class A	(370,608)	(245,030)
Class C	(63,821)	(58,819)
Class Z	(523,131)	(421,262)
Class R6	(635)	(489)

	(958,195)	(725,600)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	10,305,817	19,789,268
Net asset value of shares issued in reinvestment of dividends and distributions	955,139	723,189
Cost of shares purchased	(13,785,458)	(10,597,936)

Net increase (decrease) in net assets from Fund share transactions	(2,524,502)	9,914,521

Total increase (decrease)	3,933,379	11,230,847

Net Assets:

Beginning of year	27,607,624	16,376,777

End of year	$31,541,003	$27,607,624

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       25

Financial Highlights

Class A Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.86	$13.54	$13.80	$12.50	$11.37
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.11	0.13	0.09	0.14
Net realized and unrealized gain (loss) on investment transactions	4.72	0.73	0.75	1.39	1.14
Total from investment operations	4.79	0.84	0.88	1.48	1.28
Less Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.13)	(0.09)	(0.15)
Distributions from net realized gains	(0.58)	(0.44)	(1.01)	(0.09)	-
Total dividends and distributions	(0.65)	(0.52)	(1.14)	(0.18)	(0.15)
Net asset value, end of year	$18.00	$13.86	$13.54	$13.80	$12.50
Total Return(b):	35.44%	6.24%	8.27%	11.95%	11.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,908	$7,269	$5,391	$4,459	$3,474
Average net assets (000)	$10,058	$6,608	$4,729	$4,078	$2,912
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.24%	1.24%	1.24%	1.24%	1.24%
Expenses before waivers and/or expense reimbursement	1.87%	2.22%	2.60%	2.55%	2.65%
Net investment income (loss)	0.46%	0.85%	0.98%	0.67%	1.22%
Portfolio turnover rate(e)	86%	106%	100%	104%	67%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended July 31,

	2021		2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.81		$13.51	$13.80	$12.50	$11.36
Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(b)	0.02	0.04	(0.01)	0.06
Net realized and unrealized gain (loss) on investment transactions	4.69		0.72	0.73	1.40	1.14
Total from investment operations	4.65		0.74	0.77	1.39	1.20
Less Dividends and Distributions:
Dividends from net investment income	-	(c)	- (c)	(0.05)	- (c)	(0.06)
Distributions from net realized gains	(0.58)		(0.44)	(1.01)	(0.09)	-
Total dividends and distributions	(0.58)		(0.44)	(1.06)	(0.09)	(0.06)
Net asset value, end of year	$17.88		$13.81	$13.51	$13.80	$12.50
Total Return(d):	34.45%		5.45%	7.40%	11.18%	10.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,252		$1,498	$1,852	$1,831	$1,608
Average net assets (000)	$1,735		$1,711	$1,865	$1,703	$1,401
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	1.99%		1.99%	1.99%	1.99%	1.99%
Expenses before waivers and/or expense reimbursement	2.97%		3.55%	3.64%	3.65%	3.36%
Net investment income (loss)	(0.27)%		0.13%	0.28%	(0.07)%	0.48%
Portfolio turnover rate(g)	86%		106%	100%	104%	67%

(a)	Calculated based on average shares outstanding during the year.

(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.

(c)	Amount rounds to zero.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.

(f)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.

(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund       27

Financial Highlights (continued)

Class Z Shares
	Year Ended July 31,

	2021	2020	2019	2018	2017

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.87	$13.56	$13.82	$12.52	$11.38
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.14	0.16	0.12	0.17
Net realized and unrealized gain (loss) on investment transactions	4.71	0.72	0.75	1.40	1.15
Total from investment operations	4.83	0.86	0.91	1.52	1.32
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.16)	(0.13)	(0.18)
Distributions from net realized gains	(0.58)	(0.44)	(1.01)	(0.09)	-
Total dividends and distributions	(0.69)	(0.55)	(1.17)	(0.22)	(0.18)
Net asset value, end of year	$18.01	$13.87	$13.56	$13.82	$12.52
Total Return(b):	35.74%	6.46%	8.54%	12.21%	11.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,364	$18,828	$9,122	$8,369	$7,319
Average net assets (000)	$13,377	$12,973	$8,216	$8,066	$6,704
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Expenses before waivers and/or expense reimbursement	1.58%	1.70%	2.02%	1.98%	2.36%
Net investment income (loss)	0.77%	1.06%	1.25%	0.94%	1.48%
Portfolio turnover rate(e)	86%	106%	100%	104%	67%

(a)	Calculated based on average shares outstanding during the year.

(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended July 31,			September 27, 2017(a) through July 31, 2018
	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$13.87	$13.55	$13.81	$12.72
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.15	0.16	0.10
Net realized and unrealized gain (loss) on investment transactions	4.71	0.72	0.75	1.18
Total from investment operations	4.83	0.87	0.91	1.28
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.16)	(0.10)
Distributions from net realized gains	(0.58)	(0.44)	(1.01)	(0.09)
Total dividends and distributions	(0.69)	(0.55)	(1.17)	(0.19)
Net asset value, end of period	$18.01	$13.87	$13.55	$13.81
Total Return(c):	35.74%	6.54%	8.55%	10.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17	$13	$12	$11
Average net assets (000)	$15	$12	$11	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99	%(e)
Expenses before waivers and/or expense reimbursement	48.96%	123.09%	119.91%	307.60	%(e)
Net investment income (loss)	0.73%	1.10%	1.25%	0.88	%(e)
Portfolio turnover rate(f)	86%	106%	100%	104%

(a)	Commencement of offering.

(b)	Calculated based on average shares outstanding during the period.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.

(e)	Annualized.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Rising Dividend Fund        29

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 5 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of fifteen series: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, Prudential Day One 2065 Fund, PGIM 60/40 Allocation Fund, PGIM Jennison Diversified Growth Fund and PGIM Jennison Rising Dividend Fund. These financial statements relate only to the PGIM Jennison Rising Dividend Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek capital appreciation and income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

PGIM Jennison Rising Dividend Fund        31

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers,

PGIM Jennison Rising Dividend Fund        33

Notes to Financial Statements (continued)

shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.775% on average daily net assets up to and including $1 billion, 0.755% on the next $2 billion of average daily net assets, 0.735% on the next $2 billion of average daily net assets, 0.715% on the next $5 billion of average daily net assets and 0.705% of the average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.775% for the year ended July 31, 2021.

The Manager has contractually agreed, through November 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.24% of average daily net assets for Class A shares, 1.99% of average daily net assets for Class C shares, 0.99% of average daily net assets for Class Z shares and 0.99% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through November 30, 2022 to limit such fees to 0.25% of the average daily net assets of Class A shares. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended July 31, 2021, PIMS received $48,875 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended July 31, 2021, PIMS received $155 and $236 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Jennison Rising Dividend Fund        35

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended July 31, 2021, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were $21,386,773 and $24,422,141, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$437,814	$9,948,205	$9,850,277	$—	$—	$535,742	535,742	$799

PGIM Institutional Money Market Fund (1)(b)(wa)
516,925	4,313,016	4,260,714	—	(24)	569,203	569,545	418	(2)

$954,739	$14,261,221	$14,110,991	$—	$(24)	$1,104,945		$1,217

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $179,840 of ordinary income and $778,355 of long-term capital gains. For the year ended July 31, 2020, the tax character of dividends paid by the Fund were $187,878 of ordinary income and $537,722 of long-term capital gains.

As of July 31, 2021, the accumulated undistributed earnings on a tax basis were $1,447,543 of ordinary income and $995,070 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of July 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$23,774,769	$8,951,115	$(279,650)	$8,671,465

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund utilized approximately $241,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended July 31, 2021.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made

PGIM Jennison Rising Dividend Fund        37

Notes to Financial Statements (continued)

within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	642,397	75.3%
Class R6	960	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	36.7%	4	44.3%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended July 31, 2021:
Shares sold	294,692	$4,886,644
Shares issued in reinvestment of dividends and distributions	24,173	367,654
Shares purchased	(102,032)	(1,643,038)

Net increase (decrease) in shares outstanding before conversion	216,833	3,611,260
Shares issued upon conversion from other share class(es)	33,287	559,425
Shares purchased upon conversion into other share class(es)	(1,819)	(32,544)

Net increase (decrease) in shares outstanding	248,301	$4,138,141

Year ended July 31, 2020:
Shares sold	230,600	$3,116,733
Shares issued in reinvestment of dividends and distributions	17,727	242,686
Shares purchased	(124,472)	(1,556,543)

Net increase (decrease) in shares outstanding before conversion	123,855	1,802,876
Shares issued upon conversion from other share class(es)	7,125	97,146
Shares purchased upon conversion into other share class(es)	(4,636)	(60,012)

Net increase (decrease) in shares outstanding	126,344	$1,840,010

Class C
Year ended July 31, 2021:
Shares sold	67,438	$1,145,639
Shares issued in reinvestment of dividends and distributions	4,210	63,821
Shares purchased	(16,752)	(270,321)

Net increase (decrease) in shares outstanding before conversion	54,896	939,139
Shares purchased upon conversion into other share class(es)	(37,371)	(621,149)

Net increase (decrease) in shares outstanding	17,525	$317,990

Year ended July 31, 2020:
Shares sold	23,763	$315,914
Shares issued in reinvestment of dividends and distributions	4,191	58,819
Shares purchased	(49,425)	(613,716)

Net increase (decrease) in shares outstanding before conversion	(21,471)	(238,983)
Shares purchased upon conversion into other share class(es)	(7,142)	(97,146)

Net increase (decrease) in shares outstanding	(28,613)	$(336,129)

Class Z
Year ended July 31, 2021:
Shares sold	266,205	$4,273,534
Shares issued in reinvestment of dividends and distributions	34,305	523,029
Shares purchased	(810,511)	(11,872,099)

Net increase (decrease) in shares outstanding before conversion	(510,001)	(7,075,536)
Shares issued upon conversion from other share class(es)	5,738	94,268

Net increase (decrease) in shares outstanding	(504,263)	$(6,981,268)

Year ended July 31, 2020:
Shares sold	1,297,558	$16,356,621
Shares issued in reinvestment of dividends and distributions	31,514	421,194
Shares purchased	(649,334)	(8,427,677)

Net increase (decrease) in shares outstanding before conversion	679,738	8,350,138
Shares issued upon conversion from other share class(es)	4,629	60,012

Net increase (decrease) in shares outstanding	684,367	$8,410,150

PGIM Jennison Rising Dividend Fund        39

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	42	$635

Net increase (decrease) in shares outstanding	42	$635

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	36	$490

Net increase (decrease) in shares outstanding	36	$490

8.	Borrowings

The Trust, on behalf of the Fund along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended July 31, 2021. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $588,000, borrowed at a weighted average interest rate of 1.40%. The maximum loan outstanding amount during the period was $588,000. At July 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Dividend Risk: There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. A sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Foreign legal systems generally have fewer regulatory requirements than the US legal system. In

PGIM Jennison Rising Dividend Fund        41

Notes to Financial Statements (continued)

general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines. In addition, the Fund’s investments in non-US securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-US currency, confiscatory taxation and adverse diplomatic developments. Special US tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in

PGIM Jennison Rising Dividend Fund        43

Notes to Financial Statements (continued)

part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM Jennison Rising Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Rising Dividend Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Rising Dividend Fund	45

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

46

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2021, the Fund reported the maximum amount allowed per share but not less than $.54 per share for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Rising Dividend Fund	30.19%	26.29%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2021.

PGIM Jennison Rising Dividend Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Rising Dividend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Rising Dividend Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM Jennison Rising Dividend Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.	Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Rising Dividend Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Rising Dividend Fund is a series of Prudential Investment Portfolios 5.

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Rising Dividend Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on March 5, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index for all periods.

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•	The Board considered PGIM Investments’ assertion that despite recent underperformance challenges, PGIM Investments are encouraged by the Fund’s strong relative peer performance.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.24% for Class A shares, 1.99% for Class C shares, 0.99% for Class R6 shares, and 0.99% for Class Z shares through November 30, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Rising Dividend Fund

∎	MAIL	∎	TELEPHONE	∎	WEBSITE
	655 Broad Street		(800) 225-1852		pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Dana E. Cordes, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York	240 Greenwich Street
	Mellon	New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers	300 Madison Avenue
PUBLIC ACCOUNTING FIRM	LLP	New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher	787 Seventh Avenue
	LLP	New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Rising Dividend Fund PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Bringing you the investment managers of Prudential Financial, Inc. PGIM JENNISON RISING DIVIDEND FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PJDAX	PJDCX	PJDZX	PJDQX

CUSIP	74440V823	74440V815	74440V799	74440V682

MF220E

PGIM 60/40 ALLOCATION FUND

ANNUAL REPORT

JULY 31, 2021

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)

Fund	20.93	11.66 (09/13/2017)
Custom Benchmark Index
	20.52	12.54

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception return for the Index is measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the Custom Benchmark Index (60% S&P 500 Index/40% Bloomberg US Aggregate Bond Index) by portraying the initial account values at the commencement of operations (September 13, 2017) and the account values at the end of the current fiscal year (July 31, 2021), as measured on a quarterly basis. For purposes of the graph, and

PGIM 60/40 Allocation Fund	3

Your Fund’s Performance (continued)

unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definitions

Custom Benchmark Index—The Custom Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

60/40 Allocation Top Largest Holdings	Asset Class	% of Net Assets
PGIM QMA Large-Cap Core Equity Fund	Large Cap	59.7%

PGIM Total Return Bond Fund	Total Return Bond	40.2%

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Strategy and Performance Overview

How did the Fund perform?

The PGIM 60/40 Allocation Fund’s Class R6 shares returned 20.93% in the 12-month reporting period that ended July 31, 2021, outperforming the 20.52% return of its custom benchmark—a 60%/40% blend of the S&P 500 Index and the Bloomberg US Aggregate Bond Index, respectively.

What were the market conditions?

•

Equity market performance in 2020 was dominated by so-called “stay-at-home” FAANGM stocks—Facebook, Amazon, Apple, Netflix, Google, and Microsoft—which gained an average of 55% versus 18.4% for the broad S&P 500 Index. Value and cyclical stocks trailed FAANGM stocks by significant margins in 2020, while the S&P 500 financials and energy sectors ended the year in negative territory.

•

US stocks turned in exceptional performances during the reporting period, with most equity asset classes returning over 35% on average. Higher-risk asset classes led the way, with US small-cap stocks outpacing US mid-cap stocks, followed by US large-cap stocks. International and emerging-market equities also saw strong performance during the period, although they trailed US stock returns. Developed international markets outperformed emerging market equities during the period.

•

The bond market experienced muted returns during the period. US core bonds ended the period slightly negative, while the best performance came from high yield bonds and US Treasury inflation-protected securities, which outperformed nearly all other fixed income asset classes.

What worked?

•

The Fund benefited most from its heavier exposure to stocks versus bonds compared to its custom benchmark. The S&P 500 Index outperformed the Bloomberg US Aggregate Bond Index by 37.15% during the reporting period.

•

The Fund is comprised of two underlying funds: the PGIM QMA Large-Cap Core Equity Fund and the PGIM Total Return Bond Fund. The underlying bond position in the PGIM Total Return Bond Fund outperformed its benchmark, the Bloomberg US Aggregate Bond Index, by 2.22% during the period.

What didn’t work?

The underlying stock position in the PGIM QMA Large-Cap Core Equity Fund underperformed its benchmark, the S&P 500 Index, by 1.05% during the period.

Current outlook

•

QMA believes the global economy is on track for a strong but uneven rebound from the COVID-19 pandemic. Economic growth shifted into a higher gear during the second quarter of 2021 after slowing outside the US and China during the first quarter due to a new wave of infections that led to renewed restrictions in Europe, Japan, and emerging markets.

PGIM 60/40 Allocation Fund	5

Strategy and Performance Overview

(continued)

•

Successful COVID-19 vaccine distributions and the robust size of policy stimulus have been key drivers of performance during the economic rebound. Preferential access to vaccines and the implementation of aggressive fiscal and monetary policies have led to a sharper rebound in developed economies.

•

The US continues to lead the economic recovery in the developed world, supported by its comparatively high vaccination rate and fiscal stimulus measures. China and Taiwan are leading the recovery among emerging economies, as a new wave of infections are limiting growth in emerging markets outside of China.

•

The surge in inflation in 2021 is fueling an intense debate among different groups. Generally, central banks are taking a relatively benign view of rising inflation, describing it as “transitory.” In contrast, investment markets are more nervous that rising prices could herald in a new phase of higher costs following decades of low inflation and deflationary fears.

•

Developed market central banks remain on hold as they consider rising inflation to be a “transitory” phenomenon. Among emerging markets, there is a split between central banks that have begun to follow a path toward normalization as the recovery gains strength and other central banks still grappling with virus-related downside risks.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended July 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM 60/40 Allocation Fund	7

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM 60/40 Allocation Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$1,116.70	0.40%	$2.10
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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PGIM 60/40 Allocation Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM QMA Large-Cap Core Equity Fund (Class R6)	2,183,429	$45,808,343
PGIM Total Return Bond Fund (Class R6)	2,076,602	30,837,533

TOTAL LONG-TERM INVESTMENTS (cost $64,143,025)		76,645,876

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $96,656)	96,656	96,656

TOTAL INVESTMENTS 100.0%
(cost $64,239,681)(wd)		76,742,532
Liabilities in excess of other assets (0.0)%		(33,237)

NET ASSETS 100.0%		$76,709,295

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$76,645,876	$—	$—

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund	9

PGIM 60/40 Allocation Fund

Schedule of Investments (continued)

as of July 31, 2021

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investment
Affiliated Mutual Fund	$96,656	$—	$—

Total	$76,742,532	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	59.7%
Total Return Bond	40.2
Short Term	0.1

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $64,239,681)	$76,742,532
Receivable for investments sold	334,910
Due from Manager	9,415
Prepaid expenses	300

Total Assets	77,087,157

Liabilities

Payable for investments purchased	324,948
Accrued expenses and other liabilities	26,627
Audit fee payable	20,502
Payable for Fund shares purchased	4,939
Trustees’ fees payable	833
Affiliated transfer agent fee payable	13

Total Liabilities	377,862

Net Assets	$76,709,295

Net assets were comprised of:
Shares of beneficial interest, at par	$5,646
Paid-in capital in excess of par	64,608,630
Total distributable earnings (loss)	12,095,019

Net assets, July 31, 2021	$76,709,295

Class R6
Net asset value, offering price and redemption price per share, ($76,709,295 ÷ 5,646,053 shares of beneficial interest issued and outstanding)	$13.59

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund	11

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Affiliated dividend income	$954,158

Expenses
Management fee	10,613
Custodian and accounting fees	52,966
Audit fee	21,358
Legal fees and expenses	20,210
Trustees’ fees	10,440
Shareholders’ reports	6,092
SEC registration fees	3,768
Fund data services	2,947
Registration fees	2,500
Transfer agent’s fees and expenses (including affiliated expense of $ 73)	97
Miscellaneous	10,386

Total expenses	141,377
Less: Fee waiver and/or expense reimbursement	(122,488)

Net expenses	18,889

Net investment income (loss)	935,269

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	(94,058)
Net capital gain distributions received	294,121

200,063

Net change in unrealized appreciation (depreciation) on investments	9,044,994

Net gain (loss) on investment transactions	9,245,057

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,180,326

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$935,269	$500,947
Net realized gain (loss) on investment transactions	(94,058)	(536,935)
Net capital gain distributions received	294,121	632,625
Net change in unrealized appreciation (depreciation) on investments	9,044,994	1,934,260

Net increase (decrease) in net assets resulting from operations	10,180,326	2,530,897

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,216,736)	(975,061)

Fund share transactions
Net proceeds from shares sold	40,911,412	17,500,241
Net asset value of shares issued in reinvestment of dividends and distributions	1,216,736	975,061
Cost of shares purchased	(6,648,545)	(4,784,476)

Net increase (decrease) in net assets from Fund share transactions	35,479,603	13,690,826

Total increase (decrease)	44,443,193	15,246,662

Net Assets:
Beginning of year	32,266,102	17,019,440

End of year	$76,709,295	$32,266,102

See Notes to Financial Statements.

PGIM 60/40 Allocation Fund	13

PGIM 60/40 Allocation Fund

Financial Highlights

Class R6 Shares
	Year Ended July 31,			September 13, 2017(a) through July 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$11.53	$11.09	$10.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.24	0.20	0.14
Net realized and unrealized gain (loss) on investment transactions	2.15	0.72	0.47	0.78
Total from investment operations	2.37	0.96	0.67	0.92
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.33)	(0.34)	(0.15)
Distributions from net realized gains	(0.12)	(0.19)	(0.01)	-
Total dividends and distributions	(0.31)	(0.52)	(0.35)	(0.15)
Net asset value, end of period	$13.59	$11.53	$11.09	$10.77
Total Return(c):	20.93%	8.75%	6.73%	9.30%

Ratios/Supplemental Data:
Net assets, end of period (000)	$76,709	$32,266	$17,019	$2,899
Average net assets (000)	$53,068	$23,312	$9,866	$381
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.04%	0.03%	0.03%	0.02%(e)
Expenses before waivers and/or expense reimbursement	0.27%	0.72%	1.78%	28.47%(e)
Net investment income (loss)	1.76%	2.15%	1.87%	1.46%(e)
Portfolio turnover rate(f)	22%	30%	31%	37%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

14

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 5 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of fifteen series: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, Prudential Day One 2065 Fund, PGIM 60/40 Allocation Fund, PGIM Jennison Diversified Growth Fund and PGIM Jennison Rising Dividend Fund. These financial statements relate only to the PGIM 60/40 Allocation Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the1940 Act.

The investment objective of the Fund is to seek a balance between growth and conservation of capital.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Underlying Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

PGIM 60/40 Allocation Fund	15

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

16

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA” or the “Subadviser”). The Manager pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.02% average daily net assets.

The Manager has contractually agreed, through November 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

PGIM 60/40 Allocation Fund	17

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were $46,985,833 and $11,530,309, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM QMA Large-Cap Core Equity Fund
$19,388,928	$25,721,638	$8,232,829	$8,967,211	$(36,605)	$45,808,343	2,183,429	$363,794	$294,121

PGIM Total Return Bond Fund
12,850,488	21,264,195	3,297,480	77,783	(57,453)	30,837,533	2,076,602	590,225	—

18

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions
$32,239,416	$46,985,833	$11,530,309	$9,044,994	$(94,058)	$76,645,876		$954,019	$294,121

Short-Term Investments - Affiliated Mutual Fund(1)(wd):
PGIM Core Ultra Short Bond Fund
$ 87,333	$491,786	$482,463	$—	$—	$96,656	96,656	$139	$—

$32,326,749	$47,477,619	$12,012,772	$9,044,994	$(94,058)	$76,742,532		$954,158	$294,121

(1)	The Fund did not have any capital gain distributions during the reporting period.

(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2021, the tax character of dividends paid by the Fund were $758,520 of ordinary income and $458,216 of long-term capital gains. For the period ended July 31, 2020, the tax character of dividends paid by the Fund was $656,422 of ordinary income.

As of July 31, 2021, the accumulated undistributed earnings on a tax basis were $355,018 of ordinary income and $259,003 of long-term capital gains.

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation/(depreciation) as of July 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$65,261,534	$12,502,851	$(1,021,853)	$11,480,998

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Underlying Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Underlying Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Underlying Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

PGIM 60/40 Allocation Fund	19

Notes to Financial Statements (continued)

7.    Capital and Ownership

The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Fund, at $0.001 par value per share, currently divided into one class, designated Class R6 shares.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	5,645,580	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
1	99.9%	—	—%

Transactions in shares of beneficial interest were as follows:

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	3,277,933	$40,911,412
Shares issued in reinvestment of dividends and distributions	100,723	1,216,736
Shares purchased	(532,096)	(6,648,545)

Net increase (decrease) in shares outstanding	2,846,560	$35,479,603

Year ended July 31, 2020:
Shares sold	1,624,720	$17,500,241
Shares issued in reinvestment of dividends and distributions	86,749	975,061
Shares purchased	(446,144)	(4,784,476)

Net increase (decrease) in shares outstanding	1,265,325	$13,690,826

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary

20

funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended July 31, 2021.

9.    Risks of Investing in the Fund

The Underlying Fund’s risks include, but are not limited to, some or all of the risks discussed below. The Fund pursues its objective by primarily investing in a portfolio of other mutual funds within the PGIM fund family (collectively, the “Underlying Funds”) that provide exposure to equity and fixed income. For further information on the Underlying Fund’s risks, please refer to the Underlying Fund’s Prospectus and Statement of Additional Information.

Affiliated Funds Risk: The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund invests in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.

Asset Allocation Risk: The Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. The selection of the Underlying Funds and the allocation of the

PGIM 60/40 Allocation Fund	21

Notes to Financial Statements (continued)

Fund’s assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Certain Underlying Funds invest in equity and equity-related securities. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. An Underlying Fund’s holdings can vary significantly from broad market indices and the performance of the Underlying Fund can deviate from the performance of these indices. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, an Underlying Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods

22

and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Fund Rebalancing Risk: Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal

PGIM 60/40 Allocation Fund	23

Notes to Financial Statements (continued)

more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

24

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by the Fund as well as loan facilities used by the Fund.

The potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by the Fund, higher rates required to be paid by the Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Management Risk: The value of your investment may decrease if judgments by the Fund’s subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak

PGIM 60/40 Allocation Fund	25

Notes to Financial Statements (continued)

of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of an Underlying Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund’s investment in the Underlying Fund will decline.

Portfolio Turnover Risk: The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, the Fund’s, performance and can have adverse tax consequences.

10.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in

26

part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11.    Subsequent Event

Effective September 28, 2021, QMA LLC will be changing its name to PGIM Quantitative Solutions LLC.

PGIM 60/40 Allocation Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of PGIM 60/40 Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM 60/40 Allocation Fund (one of the funds constituting Prudential Investment Portfolios 5, referred to hereafter as the “Fund”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

September 22, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

28

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”). The Fund’s LRMP seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), the Fund’s investment manager, to serve as the administrator of the Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Fund’s LRMP includes no less than annual assessments of factors that influence the Fund’s liquidity risk; no less than monthly classifications of the Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of the Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if the Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of the Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that the Fund’s LRMP was reasonably designed to assess and manage the Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that the Fund’s investment strategies continue to be appropriate given the Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in the Fund including liquidity risks presented by the Fund’s investment portfolio, is found in the Fund’s Prospectus and Statement of Additional Information.

PGIM 60/40 Allocation Fund	29

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2021, the Fund reported the maximum amount allowed per share but not less than $.12 per share for Class R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended July 31, 2021, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM 60/40 Allocation Fund	35.48%	35.48%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

30

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM 60/40 Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM 60/40 Allocation Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

PGIM 60/40 Allocation Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.

Since September 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM 60/40 Allocation Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as

[1]	PGIM 60/40 Allocation Fund is a series of Prudential Investment Portfolios 5.

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (continued)

the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2020 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as

PGIM 60/40 Allocation Fund

Approval of Advisory Agreements (continued)

well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year and the three-year periods ended December 31, 2020. The Board considered that the Fund commenced operations on September 13, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10Years
	4th Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

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•	The Board noted that the Fund underperformed its benchmark index over the one-and three-year periods.

•	The Board noted that the Fund does not yet have a five-year performance record and that, therefore, the subadviser should have more time to develop that record.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.40% for Class R6 shares through November 30, 2021.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to allow the Fund to continue to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM 60/40 Allocation Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM 60/40 Allocation Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM 60/40 ALLOCATION FUND

SHARE CLASS	R6
NASDAQ	PALDX
CUSIP	74440V724

PRUDENTIAL DAY ONE FUNDS

ANNUAL REPORT

JULY 31, 2021

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Day One Funds informative and useful. The report covers performance for the 12-month period that ended July 31, 2021.

The COVID-19 pandemic had a significant impact on the global economy and markets early in 2020, but a dramatic recovery was underway as the summer began. The Federal Reserve slashed interest rates to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval later in the year.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile in the fall as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Much of the bond market performed well during the period as investors sought safety in fixed income. While investment-grade bonds in the US declined slightly as the economy recovered, global bonds and emerging market debt rose. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low at the beginning of the period, but longer-term interest rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Day One Funds

September 15, 2021

Prudential Day One Funds	3

Prudential Day One Income Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)
Class R1	12.70	6.50 (12/13/2016)
Class R2	12.98	6.77 (12/13/2016)
Class R3	13.24	6.94 (12/13/2016)
Class R4	13.34	7.04 (12/13/2016)
Class R5	13.46	7.16 (12/13/2016)
Class R6	13.59	7.34 (12/13/2016)
Prudential Day One Income Custom Benchmark
	13.34	7.43
S&P Target Date Retirement Income Index
	9.46	6.93

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One Income Fund’s Class R6 shares with a similar investment in the Prudential Day One Income Custom Benchmark and S&P Target Date Retirement Income Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Day One Funds	5

Prudential Day One Income Fund

Your Fund’s Performance (continued)

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One Income Custom Benchmark*—The Prudential Day One Income Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glide path, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® Retirement Income Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One Income Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One Income Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One Income Custom Benchmark, or the data included therein.

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**The S&P Target Date Retirement Income Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Prudential Day One Funds	7

Prudential Day One Income Fund

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 7/31/21

Prudential Day One Income Fund Ten Largest Holdings	Asset Class	% of Net Assets
PGIM TIPS Fund (Class R6)	TIPS	23.2%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	16.0%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	16.0%
PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	11.6%
PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	6.3%
PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%
PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	4.9%
PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.9%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.0%
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	1.0%

Holdings reflect only long-term investments and are subject to change.

8	Visit our website at pgim.com/investments

Prudential Day One 2015 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)
Class R1	14.32	7.12 (12/13/2016)
Class R2	14.57	7.37 (12/13/2016)
Class R3	14.71	7.54 (12/13/2016)
Class R4	14.82	7.64 (12/13/2016)
Class R5	14.91	7.76 (12/13/2016)
Class R6	15.07	7.90 (12/13/2016)
Prudential Day One 2015 Custom Benchmark
	14.73	8.10
S&P Target Date 2015 Index
	13.85	8.50

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	9

Prudential Day One 2015 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2015 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2015 Custom Benchmark and S&P Target Date 2015 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis.The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

10	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2015 Custom Benchmark*—The Prudential Day One 2015 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2015 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2015 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2015 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2015 Custom Benchmark, or the data included therein.

Prudential Day One Funds	11

Prudential Day One 2015 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2015 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2015 Fund Ten Largest Holdings	Asset Class	% of Net Assets
PGIM TIPS Fund (Class R6)	TIPS	22.4%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	16.0%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	13.6%
PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	13.1%
PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	7.2%
PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	5.7%
PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%
PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.9%
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	1.8%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.0%

Holdings reflect only long-term investments and are subject to change.

12	Visit our website at pgim.com/investments

Prudential Day One 2020 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21

	One Year (%)	Since Inception (%)
Class R1	15.93	7.69 (12/13/2016)
Class R2	16.19	7.93 (12/13/2016)
Class R3	16.41	8.12 (12/13/2016)
Class R4	16.50	8.23 (12/13/2016)
Class R5	16.60	8.34 (12/13/2016)
Class R6	16.82	8.41 (12/13/2016)
Prudential Day One 2020 Custom Benchmark
	16.58	8.79
S&P Target Date 2020 Index
	15.00	9.02

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	13

Prudential Day One 2020 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2020 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2020 Custom Benchmark and S&P Target Date 2020 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

14	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2020 Custom Benchmark*—The Prudential Day One 2020 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2020 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2020 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2020 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2020 Custom Benchmark, or the data included therein.

Prudential Day One Funds	15

Prudential Day One 2020 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2020 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2020 Fund Ten Largest Holdings	Asset Class	% of Net Assets
PGIM TIPS Fund (Class R6)	TIPS	20.6%
PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	15.7%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	15.2%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	12.2%
PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	8.4%
PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	6.7%
PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%
PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.9%
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	2.0%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.0%

Holdings reflect only long-term investments and are subject to change.

16	Visit our website at pgim.com/investments

Prudential Day One 2025 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)

Class R1	17.76	8.29 (12/13/2016)

Class R2	18.09	8.57 (12/13/2016)

Class R3	18.32	8.75 (12/13/2016)

Class R4	18.43	8.84 (12/13/2016)

Class R5	18.53	8.95 (12/13/2016)

Class R6	18.75	9.14 (12/13/2016)

Prudential Day One 2025 Custom Benchmark

	18.48	9.56

S&P Target Date 2025 Index

	18.71	10.11

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	17

Prudential Day One 2025 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2025 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2025 Custom Benchmark and S&P Target Date 2025 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

18	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2025 Custom Benchmark*—The Prudential Day One 2025 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index,1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2025 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2025 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2025 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2025 Custom Benchmark, or the data included therein.

Prudential Day One Funds	19

Prudential Day One 2025 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2025 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2025 Fund Ten Largest Holdings	Asset Class	% of Net Assets
PGIM TIPS Fund (Class R6)	TIPS	19.4%
PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	18.9%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	15.0%
PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	9.2%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	8.8%
PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	8.5%
PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%
PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.9%
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	2.0%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.0%

Holdings reflect only long-term investments and are subject to change.

20	Visit our website at pgim.com/investments

Prudential Day One 2030 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual One Year (%)	Total Returns as of 7/31/21 Since Inception (%)
Class R1	21.50	9.68 (12/13/2016)
Class R2	21.83	9.96 (12/13/2016)
Class R3	22.00	10.10 (12/13/2016)
Class R4	22.12	10.19 (12/13/2016)
Class R5	22.18	10.32 (12/13/2016)
Class R6	22.40	10.51 (12/13/2016)
Prudential Day One 2030 Custom Benchmark
	22.08	11.13
S&P Target Date 2030 Index
	22.21	11.08

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	21

Prudential Day One 2030 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2030 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2030 Custom Benchmark and S&P Target Date 2030 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

22	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2030 Custom Benchmark*—The Prudential Day One 2030 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2030 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2030 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2030 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2030 Custom Benchmark, or the data included therein.

Prudential Day One Funds	23

Prudential Day One 2030 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2030 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2030 Fund Ten Largest Holdings	Asset Class	% of Net Assets
PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	21.2%
PGIM TIPS Fund (Class R6)	TIPS	14.3%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	13.5%
PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	12.4%
PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	10.5%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	6.4%
PGIM Global Real Estate Fund (Class R6)	Real Estate	5.0%
PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.2%
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	3.6%
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	1.8%

Holdings reflect only long-term investments and are subject to change.

24	Visit our website at pgim.com/investments

Prudential Day One 2035 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)
Class R1	25.33	10.62 (12/13/2016)
Class R2	25.59	10.87 (12/13/2016)
Class R3	25.80	11.06 (12/13/2016)
Class R4	25.98	11.19 (12/13/2016)
Class R5	26.09	11.28 (12/13/2016)
Class R6	26.25	11.44 (12/13/2016)
Prudential Day One 2035 Custom Benchmark
	25.92	12.43
S&P Target Date 2035 Index
	26.21	12.09

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	25

Prudential Day One 2035 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2035 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2035 Custom Benchmark and S&P Target Date 2035 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

26	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2035 Custom Benchmark*—The Prudential Day One 2035 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2035 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2035 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2035 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2035 Custom Benchmark, or the data included therein.

Prudential Day One Funds	27

Prudential Day One 2035 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2035 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2035 Fund Ten Largest Holdings	Asset Class	% of Net Assets
PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	25.5%
PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	14.9%
PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	13.3%
PGIM Total Return Bond Fund (Class R6)	Total Return Bond	10.7%
PGIM TIPS Fund (Class R6)	TIPS	9.9%
PGIM Core Conservative Bond Fund (Class R6)	Core Bond	5.2%
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	4.8%
PGIM Global Real Estate Fund (Class R6)	Global Real Estate	4.2%
PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.0%
PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	2.8%

Holdings reflect only long-term investments and are subject to change.

28	Visit our website at pgim.com/investments

Prudential Day One 2040 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)
Class R1	28.07	11.19 (12/13/2016)
Class R2	28.40	11.46 (12/13/2016)
Class R3	28.52	11.63 (12/13/2016)
Class R4	28.61	11.75 (12/13/2016)
Class R5	28.81	11.86 (12/13/2016)
Class R6	29.05	12.03 (12/13/2016)
Prudential Day One 2040 Custom Benchmark
	28.22	13.14
S&P Target Date 2040 Index
	29.01	12.78

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	29

Prudential Day One 2040 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2040 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2040 Custom Benchmark and S&P Target Date 2040 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

30	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2040 Custom Benchmark*—The Prudential Day One 2040 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2040 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2040 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2040 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2040 Custom Benchmark, or the data included therein.

Prudential Day One Funds	31

Prudential Day One 2040 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2040 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2040 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	24.6%

PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	15.5%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	8.4%

PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	7.4%

PGIM TIPS Fund (Class R6)	TIPS	6.7%

PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	4.6%

PGIM Core Conservative Bond Fund (Class R6)	Core Bond	4.2%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	4.0%

Holdings reflect only long-term investments and are subject to change.

32	Visit our website at pgim.com/investments

Prudential Day One 2045 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)
Class R1	30.36	11.62 (12/13/2016)
Class R2	30.67	11.91 (12/13/2016)
Class R3	30.83	12.07 (12/13/2016)
Class R4	31.03	12.19 (12/13/2016)
Class R5	31.10	12.31 (12/13/2016)
Class R6	31.31	12.50 (12/13/2016)
Prudential Day One 2045 Custom Benchmark
	30.18	13.63
S&P Target Date 2045 Index
	30.68	13.18

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	33

Prudential Day One 2045 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2045 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2045 Custom Benchmark and S&P Target Date 2045 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

34	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2045 Custom Benchmark*—The Prudential Day One 2045 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2045 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2045 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2045 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds	35

Prudential Day One 2045 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2045 Custom Benchmark, or the data included therein.

**The S&P Target Date 2045 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2045 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	25.5%

PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	18.3%

PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	17.0%

PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	8.8%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	8.1%

PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	5.8%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	3.8%

PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	3.2%

PGIM TIPS Fund (Class R6)	TIPS	3.0%

Holdings reflect only long-term investments and are subject to change.

36	Visit our website at pgim.com/investments

Prudential Day One 2050 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)
Class R1	31.41	11.72 (12/13/2016)
Class R2	31.72	11.97 (12/13/2016)
Class R3	31.93	12.16 (12/13/2016)
Class R4	32.10	12.24 (12/13/2016)
Class R5	32.13	12.38 (12/13/2016)
Class R6	32.33	12.58 (12/13/2016)
Prudential Day One 2050 Custom Benchmark
	31.18	13.93
S&P Target Date 2050 Index
	31.58	13.45

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	37

Prudential Day One 2050 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2050 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2050 Custom Benchmark and S&P Target Date 2050 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis.The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

38	Visit our website at pgim.com/investments

The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2050 Custom Benchmark*—The Prudential Day One 2050 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2050 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2050 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2050 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party

Prudential Day One Funds	39

Prudential Day One 2050 Fund

Your Fund’s Performance (continued)

licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2050 Custom Benchmark, or the data included therein.

**The S&P Target Date 2050 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2050 Fund Ten Largest Holdings	Asset Class	% of Net Assets

PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	26.3%

PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	19.7%

PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	17.4%

PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	9.0%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	7.3%

PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	6.8%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	4.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	3.0%

PGIM TIPS Fund (Class R6)	TIPS	1.2%

Holdings reflect only long-term investments and are subject to change.

40	Visit our website at pgim.com/investments

Prudential Day One 2055 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)

Class R1	32.63	12.04 (12/13/2016)

Class R2	32.93	12.33 (12/13/2016)

Class R3	33.09	12.48 (12/13/2016)

Class R4	33.27	12.61 (12/13/2016)

Class R5	33.45	12.73 (12/13/2016)

Class R6	33.63	12.88 (12/13/2016)

Prudential Day One 2055 Custom Benchmark

	32.07	14.11

S&P Target Date 2055 Index

	32.00	13.57

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	41

Prudential Day One 2055 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2055 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2055 Custom Benchmark and S&P Target Date 2055 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis.The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2055 Custom Benchmark*—The Prudential Day One 2055 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2055 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2055 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2055 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2055 Custom Benchmark, or the data included therein.

Prudential Day One Funds	43

Prudential Day One 2055 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2055 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2055 Fund Top Largest Holdings	Asset Class	% of Net Assets

PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	25.6%

PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	21.5%

PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	16.7%

PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	9.8%

PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	7.8%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	6.7%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	4.8%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	3.0%

Holdings reflect only long-term investments and are subject to change.

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Prudential Day One 2060 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)

Class R1	33.45	12.00 (12/13/2016)

Class R2	33.76	12.26 (12/13/2016)

Class R3	33.94	12.45 (12/13/2016)

Class R4	34.14	12.55 (12/13/2016)

Class R5	34.21	12.67 (12/13/2016)

Class R6	34.50	12.83 (12/13/2016)

Prudential Day One 2060 Custom Benchmark

	32.95	14.24

S&P Target Date 2060 Index

	31.87	13.69

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	45

Prudential Day One 2060 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2060 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2060 Custom Benchmark and S&P Target Date 2060 Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis. The R6 share class assumes an initial investment on December 13, 2016, while the Custom Benchmark and the Index assume that the initial investment occurred on November 30, 2016. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2060 Custom Benchmark*—The Prudential Day One 2060 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2060 Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2060 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2060 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2060 Custom Benchmark, or the data included therein.

Prudential Day One Funds	47

Prudential Day One 2060 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2060 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2060 Fund Top Largest Holdings	Asset Class	% of Net Assets

PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	25.5%

PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	22.7%

PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	10.1%

PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	8.7%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	5.0%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	4.4%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	3.0%

Holdings reflect only long-term investments and are subject to change.

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Prudential Day One 2065 Fund

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 7/31/21
	One Year (%)	Since Inception (%)

Class R1	33.98	16.76 (12/16/2019)

Class R2	34.30	17.09 (12/16/2019)

Class R3	34.44	17.25 (12/16/2019)

Class R4	34.66	17.37 (12/16/2019)

Class R5	34.74	17.49 (12/16/2019)

Class R6	34.88	17.65 (12/16/2019)

Prudential Day One 2065 Custom Benchmark

	33.34	17.85

S&P Target Date 2065+ Index

	31.93	17.21

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

Prudential Day One Funds	49

Prudential Day One 2065 Fund

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Day One 2065 Fund’s Class R6 shares with a similar investment in the Prudential Day One 2065 Custom Benchmark and S&P Target Date 2065+ Index (Index) over time periods ending at the end of the current fiscal year (July 31, 2021) and the account values at the end of the current fiscal year, as measured on a quarterly basis.The R6 share class assumes an initial investment on December 16, 2019, while the Custom Benchmark and the Index assume that the initial investment occurred on December 31, 2019. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class R6 shares only. As indicated in the tables provided earlier, and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The average annual total returns take into account applicable charges and fees, which are described for each share class in the table below.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Maximum initial sales charge	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.50%	0.25%	0.10%	None	None	None
Shareholder service fee	0.10%*	0.10%*	0.10%*	0.10%*	None	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Prudential Day One 2065 Custom Benchmark*—The Prudential Day One 2065 Custom Benchmark reflects the normal weighted average of the underlying funds’ stock/non-traditional assets/bond/cash allocation, as represented by the S&P 1500 Composite Index, FTSE Developed ex-North America Index,1,2, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill1, Bloomberg Commodity Index, and the FTSE EPRA/NAREIT Developed Real Estate Net Index1. Because the asset allocation of the Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged.

S&P Target Date® 2065+ Index**—The S&P Target Date Index series is comprised of 13 multi-asset class indices, each of which (with the exception of the S&P Target Date Retirement Income Index) corresponds to a particular retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule relative to the respective target date.

*The Prudential Day One 2065 Custom Benchmark is calculated by PGIM, Inc. and/or its affiliates with permission from S&P Dow Jones Indices LLC and/or its affiliates. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index, including the Prudential Day One 2065 Custom Benchmark, to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index, including the Prudential Day One 2065 Custom Benchmark, or the data included therein.

Prudential Day One Funds	51

Prudential Day One 2065 Fund

Your Fund’s Performance (continued)

**The S&P Target Date 2065+ Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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1 Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2018. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” and “FTSE Russell®” are trade mark(s) of the relevant LSE Group companies and is/are used by any other LSE Group company under license. “TMX®” is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

2 Effective 12/31/18, the Russell Developed ex-North America Large Cap Net Index was decommissioned and subsequently replaced with the FTSE Developed ex-North America Index. Historical returns for the Prudential Day One Custom Benchmarks, prior to 12/31/18, will not be re-stated.

Presentation of Fund Holdings as of 7/31/21

Prudential Day One 2065 Fund Top Largest Holdings	Asset Class	% of Net Assets

PGIM QMA Large-Cap Core Equity Fund (Class R6)	Large Cap	25.5%

PGIM QMA International Developed Markets Index Fund (Class R6)	International Developed Markets	23.9%

PGIM QMA US Broad Market Index Fund (Class R6)	Broad Market	16.5%

PGIM QMA Mid-Cap Core Equity Fund (Class R6)	Mid Cap	10.1%

PGIM QMA Emerging Markets Equity Fund (Class R6)	Emerging Markets	8.9%

PGIM Jennison Small-Cap Core Equity Fund (Class R6)	Small Cap	5.0%

PGIM Global Real Estate Fund (Class R6)	Real Estate	4.0%

PGIM Total Return Bond Fund (Class R6)	Total Return Bond	3.0%

PGIM QMA Commodity Strategies Fund (Class R6)	Commodity	3.0%

Holdings reflect only long-term investments and are subject to change.

Prudential Day One Funds	53

Strategy and Performance Overview (unaudited)

What were the market conditions?

•

Equity market performance in 2020 was dominated by so-called “stay-at-home” FAANGM stocks—Facebook, Amazon, Apple, Netflix, Google, and Microsoft—which gained an average of 55% versus 18.4% for the broad S&P 500 Index. Value and cyclical stocks trailed FAANGM stocks by significant margins in 2020, while the S&P 500 financials and energy sectors ended the year in negative territory.

•

US stocks turned in exceptional performances during the 12-month reporting period that ended July 31, 2021, with most equity asset classes returning over 35% on average. Higher-risk asset classes led the way, with US small-cap stocks outpacing US mid-cap stocks, followed by US large-cap stocks. International and emerging-market equities also saw strong performance during the period, although they trailed US stock returns. Developed international markets outperformed emerging market equities during the period.

•

The bond market experienced muted returns during the period. US core bonds ended the period slightly negative, while the best performance came from high yield bonds and US Treasury inflation-protected securities (TIPS), which outperformed nearly all other fixed income asset classes.

How did the Funds perform?

The performance of each Fund’s R6 share class and benchmark for the reporting period follows:

The Prudential Day One Income Fund returned 13.59%, outperforming the 13.34% return of the Prudential Day One Income Custom Benchmark and the 9.46% return of the S&P Target Date Retirement Income Index.

The Prudential Day One 2015 Fund returned 15.07%, outperforming the 14.73% return of the Prudential Day One 2015 Custom Benchmark and the 13.85% return of the S&P Target Date 2015 Index.

The Prudential Day One 2020 Fund returned 16.82%, outperforming the 16.58% return of the Prudential Day One 2020 Custom Benchmark and the 15.00% return of the S&P Target Date 2020 Index.

The Prudential Day One 2025 Fund returned 18.75%, outperforming the 18.48% return of the Prudential Day One 2025 Custom Benchmark and the 18.71% return of the S&P Target Date 2025 Index.

The Prudential Day One 2030 Fund returned 22.40%, outperforming the 22.08% return of the Prudential Day One 2030 Custom Benchmark and the 22.21% return of the S&P Target Date 2030 Index.

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The Prudential Day One 2035 Fund returned 26.25%, outperforming the 25.92% return of the Prudential Day One 2035 Custom Benchmark and the 26.21% return of the S&P Target Date 2035 Index.

The Prudential Day One 2040 Fund returned 29.05%, outperforming the 28.22% return of the Prudential Day One 2040 Custom Benchmark and the 29.01% return of the S&P Target Date 2040 Index.

The Prudential Day One 2045 Fund returned 31.31%, outperforming the 30.18% return of the Prudential Day One 2045 Custom Benchmark and the 30.68% return of the S&P Target Date 2045 Index.

The Prudential Day One 2050 Fund returned 32.33%, outperforming the 31.18% return of the Prudential Day One 2050 Custom Benchmark and the 31.58% return of the S&P Target Date 2050 Index.

The Prudential Day One 2055 Fund returned 33.63%, outperforming the 32.07% return of the Prudential Day One 2055 Custom Benchmark and the 32.00% return of the S&P Target Date 2055 Index.

The Prudential Day One 2060 Fund returned 34.50%, outperforming the 32.95% return of the Prudential Day One 2060 Custom Benchmark and the 31.87% return of the S&P Target Date 2060 Index.

The Prudential Day One 2065 Fund returned 34.88%, outperforming the 33.34% return of the Prudential Day One 2065 Custom Benchmark and the 31.93% return of the S&P Target Date 2065+ Index.

What worked?

•

Each Fund in the Prudential Day One Funds series is allocated to a combination of stocks and bonds. Stocks outperformed bonds substantially during the reporting period, which provided greater benefit to more equity-centric funds.

•

Within equities, the Funds’ bias toward US stocks relative to non-US stocks contributed to overall results, as non-US stocks trailed by a significant margin. Within bonds, the Funds’ strong allocation to TIPS contributed to overall results, as TIPS were a top-performing fixed income asset class.

•

At the underlying fund level, the PGIM Jennison Small-Cap Core Equity Fund, PGIM QMA Commodities Strategy Fund, PGIM Total Return Bond Fund, and PGIM QMA Mid-Cap Core Equity Fund were the greatest contributors to relative performance, as each Fund significantly outperformed its respective benchmark index for the period.

Prudential Day One Funds	55

Strategy and Performance Overview (continued)

What didn’t work?

•

Although it’s standard for target date funds to allocate to both stocks and bonds, the Funds’ allocation to core bonds was a drag on performance, as core bonds substantially trailed the performance of nearly all equities.

•

At the underlying fund level, the PGIM Global Real Estate Fund, PGIM QMA Emerging Markets Equity Fund, and PGIM QMA Large-Cap Core Equity Fund were the greatest underperformers from their respective benchmarks, which detracted from the overall results relative to the custom benchmark for the period.

Current outlook

•

QMA believes the global economy is on track for a strong but uneven rebound from the COVID-19 pandemic. Economic growth shifted into a higher gear during the second quarter of 2021 after slowing outside the US and China during the first quarter due to a new wave of infections that led to renewed restrictions in Europe, Japan, and emerging markets.

•

Successful COVID-19 vaccine distributions and the robust size of policy stimulus have been key drivers of performance during the economic rebound. Preferential access to vaccines and the implementation of aggressive fiscal and monetary policies have led to a sharper rebound in developed economies.

•

The US continues to lead the economic recovery in the developed world, supported by its comparatively high vaccination rate and fiscal stimulus measures. China and Taiwan are leading the recovery among emerging economies, as a new wave of infections are limiting growth in emerging markets outside of China.

•

The surge in inflation in 2021 is fueling an intense debate among different groups. Generally, central banks are taking a relatively benign view of rising inflation, describing it as “transitory.” In contrast, investment markets are more nervous that rising prices could herald in a new phase of higher costs following decades of low inflation and deflationary fears.

•

Developed market central banks remain on hold as they consider rising inflation to be a “transitory” phenomenon. Among emerging markets, there is a split between central banks that have begun to follow a path toward normalization as the recovery gains strength and other central banks still grappling with virus-related downside risks.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 held through the six-month period ended July 31, 2021. These examples are for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Funds’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Funds, that you own. You should consider the additional fees that were charged to your Fund account over the period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Prudential Day One Funds	57

Fees and Expenses (continued)

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Day One Income Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,069.70	1.15%	$5.90
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,070.90	0.90%	$4.62
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,071.50	0.75%	$3.85
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,072.00	0.65%	$3.34
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,073.40	0.55%	$2.83
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,074.00	0.40%	$2.06
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2015 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,076.10	1.15%	$5.92
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,076.90	0.90%	$4.63
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,077.80	0.75%	$3.86
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,079.70	0.65%	$3.35
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,079.50	0.55%	$2.84
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,079.50	0.40%	$2.06
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

58	Visit our website at pgim.com/investments

Prudential Day One 2020 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,083.70	1.15%	$5.94
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,084.50	0.90%	$4.65
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,086.10	0.75%	$3.88
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,086.10	0.65%	$3.36
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,086.90	0.55%	$2.85
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,088.10	0.40%	$2.07
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2025 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,092.40	1.15%	$5.97
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,094.00	0.90%	$4.67
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,094.70	0.75%	$3.90
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,095.60	0.65%	$3.38
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,096.50	0.55%	$2.86
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,097.20	0.40%	$2.08
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One Funds	59

Fees and Expenses (continued)

Prudential Day One 2030 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,106.50	1.15%	$6.01
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,108.00	0.90%	$4.70
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,108.90	0.75%	$3.92
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,109.00	0.65%	$3.40
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,109.60	0.55%	$2.88
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,111.10	0.40%	$2.09
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2035 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,121.30	1.15%	$6.05
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,122.10	0.90%	$4.74
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,122.70	0.75%	$3.95
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,123.40	0.65%	$3.42
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,124.30	0.55%	$2.90
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,125.10	0.40%	$2.11
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

60	Visit our website at pgim.com/investments

Prudential Day One 2040 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,128.90	1.15%	$6.07
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,131.20	0.90%	$4.76
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,131.00	0.75%	$3.96
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,131.80	0.65%	$3.44
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,132.60	0.55%	$2.91
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,133.20	0.40%	$2.12
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2045 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,135.70	1.15%	$6.09
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,137.20	0.90%	$4.77
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,138.00	0.75%	$3.98
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,138.70	0.65%	$3.45
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,139.40	0.55%	$2.92
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,140.00	0.40%	$2.12
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One Funds	61

Fees and Expenses (continued)

Prudential Day One 2050 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,139.50	1.15%	$6.10
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,140.00	0.90%	$4.78
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,141.40	0.75%	$3.98
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,142.50	0.65%	$3.45
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,142.20	0.55%	$2.92
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,143.50	0.40%	$2.13
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2055 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,140.40	1.15%	$6.10
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,142.60	0.90%	$4.78
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,142.60	0.75%	$3.98
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,144.20	0.65%	$3.46
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,144.00	0.55%	$2.92
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,144.80	0.40%	$2.13
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

62	Visit our website at pgim.com/investments

Prudential Day One 2060 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,142.30	1.15%	$6.11
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,143.60	0.90%	$4.78
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,144.00	0.75%	$3.99
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,144.80	0.65%	$3.46
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,145.40	0.55%	$2.93
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,146.80	0.40%	$2.13
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

Prudential Day One 2065 Fund		Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R1	Actual	$1,000.00	$1,144.70	1.15%	$6.12
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

Class R2	Actual	$1,000.00	$1,146.30	0.90%	$4.79
	Hypothetical	$1,000.00	$1,020.33	0.90%	$4.51

Class R3	Actual	$1,000.00	$1,147.20	0.75%	$3.99
	Hypothetical	$1,000.00	$1,021.08	0.75%	$3.76

Class R4	Actual	$1,000.00	$1,148.10	0.65%	$3.46
	Hypothetical	$1,000.00	$1,021.57	0.65%	$3.26

Class R5	Actual	$1,000.00	$1,148.00	0.55%	$2.93
	Hypothetical	$1,000.00	$1,022.07	0.55%	$2.76

Class R6	Actual	$1,000.00	$1,148.90	0.40%	$2.13
	Hypothetical	$1,000.00	$1,022.81	0.40%	$2.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended July 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended July 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Day One Funds	63

Prudential Day One Income Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 89.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	446,271	$4,636,761
PGIM Global Real Estate Fund (Class R6)	53,369	1,443,104
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	14,900	289,510
PGIM QMA Commodity Strategies Fund (Class R6)*	118,928	1,429,511
PGIM QMA International Developed Markets Index Fund (Class R6)	97,775	1,432,401
PGIM QMA Large-Cap Core Equity Fund (Class R6)	160,185	3,360,682
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	20,270	289,254
PGIM QMA US Broad Market Index Fund (Class R6)	91,273	1,811,760
PGIM TIPS Fund (Class R6)	618,805	6,701,661
PGIM Total Return Bond Fund (Class R6)	312,541	4,641,230

TOTAL LONG-TERM INVESTMENTS (cost $21,972,357)		26,035,874

SHORT-TERM INVESTMENT 10.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,918,023)	2,918,023	2,918,023

TOTAL INVESTMENTS 100.0%
(cost $24,890,380)(wd)		28,953,897
Liabilities in excess of other assets (0.0)%		(3,429)

NET ASSETS 100.0%		$28,950,468

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	65

Prudential Day One Income Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$26,035,874	$—	$—
Short-Term Investment
Affiliated Mutual Fund	2,918,023	—	—

Total	$28,953,897	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

TIPS	23.2%
Total Return Bond	16.0
Core Bond	16.0
Large Cap	11.6
Short Term	10.1
Broad Market	6.3
Real Estate	5.0
International Developed Markets	4.9
Commodity	4.9

Small Cap	1.0%
Mid Cap	1.0

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

66

Prudential Day One Income Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Affiliated investments (cost $24,890,380)	$28,953,897
Receivable for investments sold	132,592
Due from Manager	12,641
Receivable for Fund shares sold	6,790
Prepaid expenses	297

Total Assets	29,106,217

Liabilities
Payable for investments purchased	104,204
Audit fee payable	17,500
Custodian and accounting fees payable	16,489
Accrued expenses and other liabilities	12,010
Payable for Fund shares purchased	2,292
Affiliated transfer agent fee payable	1,296
Trustees’ fees payable	804
Distribution fee payable	587
Affiliated shareholder servicing fees payable	567

Total Liabilities	155,749

Net Assets	$28,950,468

Net assets were comprised of:
Shares of beneficial interest, at par	$2,382
Paid-in capital in excess of par	25,458,646
Total distributable earnings (loss)	3,489,440

Net assets, July 31, 2021	$28,950,468

See Notes to Financial Statements.

Prudential Day One Funds	67

Prudential Day One Income Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1
Net asset value, offering price and redemption price per share, ($27,155 ÷ 2,239 shares of beneficial interest issued and outstanding)	$12.13

Class R2
Net asset value, offering price and redemption price per share, ($2,122,813 ÷ 175,001 shares of beneficial interest issued and outstanding)	$12.13

Class R3
Net asset value, offering price and redemption price per share, ($1,622,960 ÷ 133,709 shares of beneficial interest issued and outstanding)	$12.14

Class R4
Net asset value, offering price and redemption price per share, ($27,504 ÷ 2,266 shares of beneficial interest issued and outstanding)	$12.14

Class R5
Net asset value, offering price and redemption price per share, ($964,963 ÷ 79,504 shares of beneficial interest issued and outstanding)	$12.14

Class R6
Net asset value, offering price and redemption price per share, ($24,185,073 ÷ 1,989,684 shares of beneficial interest issued and outstanding)	$12.16

   Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

68

Prudential Day One Income Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Affiliated dividend income	$578,132

Expenses
Management fee	5,521
Distribution fee(a)	7,894
Shareholder servicing fees (including affiliated expense of $3,831)(a)	4,087
Custodian and accounting fees	82,586
Registration fees(a)	40,346
Legal fees and expenses	19,148
Audit fee	18,358
Trustees’ fees	10,224
Transfer agent’s fees and expenses (including affiliated expense of $8,188)(a)	9,103
Shareholders’ reports	5,546
Pricing fees	3,067
Miscellaneous	15,024

Total expenses	220,904
Less: Fee waiver and/or expense reimbursement(a)	(201,536)

Net expenses	19,368

Net investment income (loss)	558,764

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	266,323
Net capital gain distributions received	152,692

419,015

Net change in unrealized appreciation (depreciation) on investments	2,596,613

Net gain (loss) on investment transactions	3,015,628

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,574,392

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	127	6,133	1,634	—	—	—
Shareholder servicing fees	—	2,453	1,634	—	—	—
Registration fees	6,991	6,991	6,591	6,591	6,591	6,591
Transfer agent’s fees and expenses	75	3,973	2,681	43	1,383	948
Fee waiver and/or expense reimbursement	(7,151)	(21,451)	(16,553)	(6,719)	(12,021)	(137,641)

See Notes to Financial Statements.

Prudential Day One Funds	69

Prudential Day One Income Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$558,764	$243,745
Net realized gain (loss) on investment transactions	266,323	(495,828)
Net capital gain distributions received	152,692	121,380
Net change in unrealized appreciation (depreciation) on investments	2,596,613	957,289

Net increase (decrease) in net assets resulting from operations	3,574,392	826,586

Dividends and Distributions
Distributions from distributable earnings
Class R1	(413)	(445)
Class R2	(51,947)	(49,371)
Class R3	(32,737)	(59,576)
Class R4	(543)	(553)
Class R5	(20,518)	(8,177)
Class R6	(539,316)	(319,413)

	(645,474)	(437,535)

Fund share transactions
Net proceeds from shares sold	12,764,617	9,432,323
Net asset value of shares issued in reinvestment of dividends and distributions	645,474	437,535
Net asset value of shares issued in merger	—	4,931,174
Cost of shares purchased	(8,713,688)	(3,835,068)

Net increase (decrease) in net assets from Fund share transactions	4,696,403	10,965,964

Total increase (decrease)	7,625,321	11,355,015

Net Assets:
Beginning of year	21,325,147	9,970,132

End of year	$28,950,468	$21,325,147

See Notes to Financial Statements.

70

Prudential Day One 2015 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 90.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	199,167	$2,069,350
PGIM Global Real Estate Fund (Class R6)	28,021	757,676
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	7,823	152,002
PGIM QMA Commodity Strategies Fund (Class R6)*	62,441	750,546
PGIM QMA International Developed Markets Index Fund (Class R6)	59,549	872,391
PGIM QMA Large-Cap Core Equity Fund (Class R6)	94,885	1,990,688
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	19,156	273,362
PGIM QMA US Broad Market Index Fund (Class R6)	54,767	1,087,126
PGIM TIPS Fund (Class R6)	313,640	3,396,716
PGIM Total Return Bond Fund (Class R6)	164,101	2,436,904

TOTAL LONG-TERM INVESTMENTS (cost $11,114,659)		13,786,761

SHORT-TERM INVESTMENT 9.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,429,264)	1,429,264	1,429,264

TOTAL INVESTMENTS 100.1% (cost $12,543,923)(wd)		15,216,025
Liabilities in excess of other assets (0.1)%		(20,440)

NET ASSETS 100.0%		$15,195,585

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	71

Prudential Day One 2015 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$13,786,761	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,429,264	—	—

Total	$15,216,025	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

TIPS	22.4%
Total Return Bond	16.0
Core Bond	13.6
Large Cap	13.1
Short Term	9.4
Broad Market	7.2
International Developed Markets	5.7
Real Estate	5.0

Commodity	4.9%
Mid Cap	1.8
Small Cap	1.0

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

72

Prudential Day One 2015 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Affiliated investments (cost $12,543,923)	$15,216,025
Receivable for investments sold	74,672
Due from Manager	9,206
Receivable for Fund shares sold	1,836
Prepaid expenses and other assets	298

Total Assets	15,302,037

Liabilities
Payable for investments purchased	59,313
Audit fee payable	17,500
Custodian and accounting fees payable	16,560
Accrued expenses and other liabilities	6,060
Legal fees and expenses payable	5,730
Trustees’ fees payable	801
Payable for Fund shares purchased	307
Affiliated transfer agent fee payable	164
Distribution fee payable	17

Total Liabilities	106,452

Net Assets	$15,195,585

Net assets were comprised of:
Shares of beneficial interest, at par	$1,216
Paid-in capital in excess of par	12,885,039
Total distributable earnings (loss)	2,309,330

Net assets, July 31, 2021	$15,195,585

See Notes to Financial Statements.

Prudential Day One Funds	73

Prudential Day One 2015 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1
Net asset value, offering price and redemption price per share, ($13,746 ÷ 1,105 shares of beneficial interest issued and outstanding)	$12.43

Class R2
Net asset value, offering price and redemption price per share, ($50,265 ÷ 4,033 shares of beneficial interest issued and outstanding)	$12.46

Class R3
Net asset value, offering price and redemption price per share, ($14,003 ÷ 1,123 shares of beneficial interest issued and outstanding)	$12.47

Class R4
Net asset value, offering price and redemption price per share, ($14,056 ÷ 1,128 shares of beneficial interest issued and outstanding)	$12.46

Class R5
Net asset value, offering price and redemption price per share, ($133,321 ÷ 10,673 shares of beneficial interest issued and outstanding)	$12.49

Class R6
Net asset value, offering price and redemption price per share, ($14,970,194 ÷ 1,198,418 shares of beneficial interest issued and outstanding)	$12.49

   Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

74

Prudential Day One 2015 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Affiliated dividend income	$322,219

Expenses
Management fee	3,140
Distribution fee(a)	192
Custodian and accounting fees	77,527
Registration fees(a)	38,736
Legal fees and expenses	19,136
Audit fee	18,358
Trustees’ fees	10,192
Shareholders’ reports	5,467
Pricing fees	3,067
Transfer agent’s fees and expenses (including affiliated expense of $1,040)(a)	1,435
Miscellaneous	12,828

Total expenses	190,078
Less: Fee waiver and/or expense reimbursement(a)	(189,782)

Net expenses	296

Net investment income (loss)	321,923

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	310,401
Net capital gain distributions received	85,946

396,347

Net change in unrealized appreciation (depreciation) on investments	1,516,787

Net gain (loss) on investment transactions	1,913,134

Net Increase (Decrease) In Net Assets Resulting From Operations	$2,235,057

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	64	115	13	—	—	—
Registration fees	6,456	6,456	6,456	6,456	6,456	6,456
Transfer agent’s fees and expenses	44	278	45	44	361	663
Fee waiver and/or expense reimbursement	(6,591)	(7,062)	(6,594)	(6,593)	(8,551)	(154,391)

See Notes to Financial Statements.

Prudential Day One Funds	75

Prudential Day One 2015 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$321,923	$270,941
Net realized gain (loss) on investment transactions	310,401	(665,299)
Net capital gain distributions received	85,946	160,531
Net change in unrealized appreciation (depreciation) on investments	1,516,787	830,783

Net increase (decrease) in net assets resulting from operations	2,235,057	596,956

Dividends and Distributions
Distributions from distributable earnings
Class R1	(228)	(427)
Class R2	(899)	(1,508)
Class R3	(279)	(476)
Class R4	(292)	(491)
Class R5	(6,668)	(2,248)
Class R6	(389,317)	(544,114)

	(397,683)	(549,264)

Fund share transactions
Net proceeds from shares sold	6,641,027	5,603,268
Net asset value of shares issued in reinvestment of dividends and distributions	397,683	549,264
Cost of shares purchased	(6,063,399)	(4,984,704)

Net increase (decrease) in net assets from Fund share transactions	975,311	1,167,828

Total increase (decrease)	2,812,685	1,215,520

Net Assets:
Beginning of year	12,382,900	11,167,380

End of year	$15,195,585	$12,382,900

See Notes to Financial Statements.

76

Prudential Day One 2020 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 91.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	821,162	$8,531,878
PGIM Global Real Estate Fund (Class R6)	128,787	3,482,396
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	35,957	698,647
PGIM QMA Commodity Strategies Fund (Class R6)*	286,939	3,449,010
PGIM QMA International Developed Markets Index Fund (Class R6)	320,866	4,700,682
PGIM QMA Large-Cap Core Equity Fund (Class R6)	521,988	10,951,315
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	97,832	1,396,057
PGIM QMA US Broad Market Index Fund (Class R6)	293,665	5,829,250
PGIM TIPS Fund (Class R6)	1,324,571	14,345,101
PGIM Total Return Bond Fund (Class R6)	716,505	10,640,095

TOTAL LONG-TERM INVESTMENTS (cost $51,270,065)		64,024,431

SHORT-TERM INVESTMENT 8.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $5,700,979)	5,700,979	5,700,979

TOTAL INVESTMENTS 99.9% (cost $56,971,044)(wd)		69,725,410
Other assets in excess of liabilities 0.1%		76,644

NET ASSETS 100.0%		$69,802,054

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	77

Prudential Day One 2020 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$64,024,431	$—	$—
Short-Term Investment
Affiliated Mutual Fund	5,700,979	—	—

Total	$69,725,410	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

TIPS	20.6%
Large Cap	15.7
Total Return Bond	15.2
Core Bond	12.2
Broad Market	8.4
Short Term	8.2
International Developed Markets	6.7
Real Estate	5.0

Commodity	4.9%
Mid Cap	2.0
Small Cap	1.0

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

78

Prudential Day One 2020 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Affiliated investments (cost $56,971,044)	$69,725,410
Receivable for investments sold	703,462
Due from Manager	14,105
Receivable for Fund shares sold	7,807
Prepaid expenses and other assets	305

Total Assets	70,451,089

Liabilities
Payable for investments purchased	589,498
Accrued expenses and other liabilities	45,299
Payable for Fund shares purchased	8,413
Affiliated transfer agent fee payable	2,580
Distribution fee payable	1,357
Affiliated shareholder servicing fees payable	1,005
Trustees’ fees payable	883

Total Liabilities	649,035

Net Assets	$69,802,054

Net assets were comprised of:
Shares of beneficial interest, at par	$5,435
Paid-in capital in excess of par	58,258,755
Total distributable earnings (loss)	11,537,864

Net assets, July 31, 2021	$69,802,054

See Notes to Financial Statements.

Prudential Day One Funds	79

Prudential Day One 2020 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1
Net asset value, offering price and redemption price per share, ($14,090 ÷ 1,099 shares of beneficial interest issued and outstanding)	$12.82

Class R2
Net asset value, offering price and redemption price per share, ($5,741,909 ÷ 447,390 shares of beneficial interest issued and outstanding)	$12.83

Class R3
Net asset value, offering price and redemption price per share, ($1,843,973 ÷ 143,378 shares of beneficial interest issued and outstanding)	$12.86

Class R4
Net asset value, offering price and redemption price per share, ($14,428 ÷ 1,121 shares of beneficial interest issued and outstanding)	$12.87

Class R5
Net asset value, offering price and redemption price per share, ($3,585,274 ÷ 278,390 shares of beneficial interest issued and outstanding)	$12.88

Class R6
Net asset value, offering price and redemption price per share, ($58,602,380 ÷ 4,563,633 shares of beneficial interest issued and outstanding)	$12.84

   Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

80

Prudential Day One 2020 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)
Affiliated dividend income	$1,365,610

Expenses
Management fee	13,788
Distribution fee(a)	13,212
Shareholder servicing fees (including affiliated expense of $5,435)(a)	6,192
Custodian and accounting fees	77,486
Registration fees(a)	39,120
Legal fees and expenses	19,551
Audit fee	18,358
Transfer agent’s fees and expenses (including affiliated expense of $14,318)(a)	15,603
Trustees’ fees	11,254
Fund data services	6,447
Shareholders’ reports	5,843
Miscellaneous	11,254

Total expenses	238,108
Less: Fee waiver and/or expense reimbursement(a)	(204,729)

Net expenses	33,379

Net investment income (loss)	1,332,231

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	1,174,233
Net capital gain distributions received	373,657

1,547,890

Net change in unrealized appreciation (depreciation) on investments	7,831,972

Net gain (loss) on investment transactions	9,379,862

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,712,093

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	66	11,491	1,655	—	—	—
Shareholder servicing fees	—	4,596	1,596	—	—	—
Registration fees	6,520	6,520	6,520	6,520	6,520	6,520
Transfer agent’s fees and expenses	43	7,039	2,361	43	5,156	961
Fee waiver and/or expense reimbursement	(6,563)	(17,597)	(10,321)	(6,563)	(14,888)	(148,797)

See Notes to Financial Statements.

Prudential Day One Funds	81

Prudential Day One 2020 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,332,231	$1,000,298
Net realized gain (loss) on investment transactions	1,174,233	(2,309,871)
Net capital gain distributions received	373,657	624,031
Net change in unrealized appreciation (depreciation) on investments	7,831,972	3,682,043

Net increase (decrease) in net assets resulting from operations	10,712,093	2,996,501

Dividends and Distributions
Distributions from distributable earnings
Class R1	(244)	(436)
Class R2	(88,673)	(143,677)
Class R3	(35,790)	(53,639)
Class R4	(308)	(497)
Class R5	(78,525)	(170,633)
Class R6	(1,511,954)	(1,695,017)

	(1,715,494)	(2,063,899)

Fund share transactions
Net proceeds from shares sold	23,637,723	25,551,112
Net asset value of shares issued in reinvestment of dividends and distributions	1,715,494	2,063,898
Cost of shares purchased	(23,091,994)	(13,525,295)

Net increase (decrease) in net assets from Fund share transactions	2,261,223	14,089,715

Total increase (decrease)	11,257,822	15,022,317

Net Assets:
Beginning of year	58,544,232	43,521,915

End of year	$69,802,054	$58,544,232

See Notes to Financial Statements.

82

Prudential Day One 2025 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 92.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	768,399	$7,983,661
PGIM Global Real Estate Fund (Class R6)	167,074	4,517,688
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	46,647	906,344
PGIM QMA Commodity Strategies Fund (Class R6)*	372,253	4,474,481
PGIM QMA International Developed Markets Index Fund (Class R6)	526,452	7,712,518
PGIM QMA Large-Cap Core Equity Fund (Class R6)	814,330	17,084,644
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	126,916	1,811,086
PGIM QMA US Broad Market Index Fund (Class R6)	417,256	8,282,532
PGIM TIPS Fund (Class R6)	1,617,249	17,514,806
PGIM Total Return Bond Fund (Class R6)	917,277	13,621,563

TOTAL LONG-TERM INVESTMENTS
(cost $66,641,811)		83,909,323

SHORT-TERM INVESTMENT 7.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $6,482,524)	6,482,524	6,482,524

TOTAL INVESTMENTS 99.9%
(cost $73,124,335)(wd)		90,391,847
Other assets in excess of liabilities 0.1%		107,614

NET ASSETS 100.0%		$90,499,461

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	83

Prudential Day One 2025 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$83,909,323	$—	$—
Short-Term Investment
Affiliated Mutual Fund	6,482,524	—	—

Total	$90,391,847	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

TIPS	19.4%
Large Cap	18.9
Total Return Bond	15.0
Broad Market	9.2
Core Bond	8.8
International Developed Markets	8.5
Short Term	7.2
Real Estate	5.0

Commodity	4.9%
Mid Cap	2.0
Small Cap	1.0

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

84

Prudential Day One 2025 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $73,124,335)	$90,391,847
Receivable for investments sold	921,822
Receivable for Fund shares sold	42,929
Due from Manager	15,092
Prepaid expenses	304

Total Assets	91,371,994

Liabilities

Payable for investments purchased	769,227
Payable for Fund shares purchased	51,735
Accrued expenses and other liabilities	45,678
Affiliated transfer agent fee payable	2,622
Affiliated shareholder servicing fees payable	1,537
Trustees’ fees payable	883
Distribution fee payable	851

Total Liabilities	872,533

Net Assets	$90,499,461

Net assets were comprised of:
Shares of beneficial interest, at par	$6,912
Paid-in capital in excess of par	74,584,632
Total distributable earnings (loss)	15,907,917

Net assets, July 31, 2021	$90,499,461

See Notes to Financial Statements.

Prudential Day One Funds	85

Prudential Day One 2025 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($14,468 ÷ 1,112 shares of beneficial interest issued and outstanding)	$13.01

Class R2

Net asset value, offering price and redemption price per share, ($81,628 ÷ 6,259 shares of beneficial interest issued and outstanding)	$13.04

Class R3

Net asset value, offering price and redemption price per share, ($9,910,722 ÷ 759,033 shares of beneficial interest issued and outstanding)	$13.06

Class R4

Net asset value, offering price and redemption price per share, ($14,808 ÷ 1,134 shares of beneficial interest issued and outstanding)	$13.06

Class R5

Net asset value, offering price and redemption price per share, ($265,707 ÷ 20,333 shares of beneficial interest issued and outstanding)	$13.07

Class R6

Net asset value, offering price and redemption price per share, ($80,212,128 ÷ 6,124,512 shares of beneficial interest issued and outstanding)	$13.10

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

86

Prudential Day One 2025 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$1,712,292

Expenses
Management fee	17,640
Distribution fee(a)	9,118
Shareholder servicing fees (including affiliated expense of $8,556)(a)	8,779
Custodian and accounting fees	77,266
Registration fees(a)	39,090
Legal fees and expenses	19,615
Audit fee	18,358
Transfer agent’s fees and expenses (including affiliated expense of $14,526)(a)	15,677
Trustees’ fees	11,431
Shareholders’ reports	6,310
Pricing fees	3,067
Miscellaneous	16,042

Total expenses	242,393
Less: Fee waiver and/or expense reimbursement(a)	(207,480)

Net expenses	34,913

Net investment income (loss)	1,677,379

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	1,413,612

Net capital gain distributions received	475,327

1,888,939

Net change in unrealized appreciation (depreciation) on investments	11,576,517

Net gain (loss) on investment transactions	13,465,456

Net Increase (Decrease) In Net Assets Resulting From Operations	$15,142,835

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6

Distribution fee	66	176	8,876	—	—	—
Shareholder servicing fees	—	—	8,779	—	—	—
Registration fees	6,515	6,515	6,515	6,515	6,515	6,515
Transfer agent’s fees and expenses	75	643	13,209	44	379	1,327
Fee waiver and/or expense reimbursement	(6,583)	(7,124)	(23,249)	(6,551)	(6,972)	(157,001)

See Notes to Financial Statements.

Prudential Day One Funds	87

Prudential Day One 2025 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,677,379	$1,153,964
Net realized gain (loss) on investment transactions	1,413,612	(2,502,181)
Net capital gain distributions received	475,327	758,970
Net change in unrealized appreciation (depreciation) on investments	11,576,517	4,111,340

Net increase (decrease) in net assets resulting from operations	15,142,835	3,522,093

Dividends and Distributions
Distributions from distributable earnings
Class R1	(225)	(505)
Class R2	(933)	(5,909)
Class R3	(181,348)	(365,778)
Class R4	(290)	(568)
Class R5	(4,518)	(13,119)
Class R6	(1,879,266)	(2,243,894)

	(2,066,580)	(2,629,773)

Fund share transactions
Net proceeds from shares sold	31,038,595	30,856,439
Net asset value of shares issued in reinvestment of dividends and distributions	2,066,580	2,629,773
Cost of shares purchased	(26,155,552)	(13,669,340)

Net increase (decrease) in net assets from Fund share transactions	6,949,623	19,816,872

Total increase (decrease)	20,025,878	20,709,192

Net Assets:

Beginning of year	70,473,583	49,764,391

End of year	$90,499,461	$70,473,583

See Notes to Financial Statements.

88

Prudential Day One 2030 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 94.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	531,164	$5,518,797
PGIM Global Real Estate Fund (Class R6)	158,801	4,293,974
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	79,802	1,550,547
PGIM QMA Commodity Strategies Fund (Class R6)*	297,265	3,573,127
PGIM QMA Emerging Markets Equity Fund (Class R6)	101,761	1,361,562
PGIM QMA International Developed Markets Index Fund (Class R6)	616,785	9,035,897
PGIM QMA Large-Cap Core Equity Fund (Class R6)	867,798	18,206,398
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	217,128	3,098,419
PGIM QMA US Broad Market Index Fund (Class R6)	538,888	10,696,918
PGIM TIPS Fund (Class R6)	1,136,874	12,312,345
PGIM Total Return Bond Fund (Class R6)	778,866	11,566,162

TOTAL LONG-TERM INVESTMENTS (cost $63,024,295)		81,214,146

SHORT-TERM INVESTMENT 5.5%

AFFILIATED MUTUAL FUND

PGIM Core Ultra Short Bond Fund (cost $4,720,475)	4,720,475	4,720,475

TOTAL INVESTMENTS 100.0% (cost $67,744,770)(wd)		85,934,621
Liabilities in excess of other assets (0.0)%		(4,955)

NET ASSETS 100.0%		$85,929,666

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	89

Prudential Day One 2030 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$81,214,146	$—	$—
Short-Term Investment
Affiliated Mutual Fund	4,720,475	—	—

Total	$85,934,621	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	21.2%
TIPS	14.3
Total Return Bond	13.5
Broad Market	12.4
International Developed Markets	10.5
Core Bond	6.4
Short Term	5.5
Real Estate	5.0
Commodity	4.2
Mid Cap	3.6

Small Cap	1.8%
Emerging Markets	1.6

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

90

Prudential Day One 2030 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $67,744,770)	$85,934,621
Receivable for investments sold	234,779
Receivable for Fund shares sold	39,488
Due from Manager	16,369
Prepaid expenses	303

Total Assets	86,225,560

Liabilities

Payable for investments purchased	239,327
Audit fee payable	17,500
Custodian and accounting fees payable	16,560
Accrued expenses and other liabilities	10,736
Payable for Fund shares purchased	4,175
Affiliated transfer agent fee payable	3,403
Distribution fee payable	1,827
Affiliated shareholder servicing fees payable	1,482
Trustees’ fees payable	884

Total Liabilities	295,894

Net Assets	$85,929,666

Net assets were comprised of:
Shares of beneficial interest, at par	$6,232
Paid-in capital in excess of par	69,268,044
Total distributable earnings (loss)	16,655,390

Net assets, July 31, 2021	$85,929,666

See Notes to Financial Statements.

Prudential Day One Funds	91

Prudential Day One 2030 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($55,155 ÷ 4,021 shares of beneficial interest issued and outstanding)	$13.72

Class R2

Net asset value, offering price and redemption price per share, ($7,307,832 ÷ 531,675 shares of beneficial interest issued and outstanding)	$13.74

Class R3

Net asset value, offering price and redemption price per share, ($3,413,594 ÷ 248,252 shares of beneficial interest issued and outstanding)	$13.75

Class R4

Net asset value, offering price and redemption price per share, ($22,286 ÷ 1,622 shares of beneficial interest issued and outstanding)	$13.74

Class R5

Net asset value, offering price and redemption price per share, ($3,876,977 ÷ 281,570 shares of beneficial interest issued and outstanding)	$13.77

Class R6

Net asset value, offering price and redemption price per share, ($71,253,822 ÷ 5,164,757 shares of beneficial interest issued and outstanding)	$13.80

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

92

Prudential Day One 2030 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$1,434,474

Expenses
Management fee	16,121
Distribution fee(a)	18,129
Shareholder servicing fees (including affiliated expense of $8,038)(a)	8,713
Custodian and accounting fees	77,287
Registration fees(a)	40,174
Transfer agent’s fees and expenses (including affiliated expense of $18,635)(a)	20,482
Legal fees and expenses	19,607
Audit fee	18,358
Trustees’ fees	11,493
Shareholders’ reports	6,536
Miscellaneous	17,566

Total expenses	254,466
Less: Fee waiver and/or expense reimbursement(a)	(219,519)

Net expenses	34,947

Net investment income (loss)	1,399,527

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	1,162,274
Net capital gain distributions received	452,612

1,614,886

Net change in unrealized appreciation (depreciation) on investments	13,087,317

Net gain (loss) on investment transactions	14,702,203

Net Increase (Decrease) In Net Assets Resulting From Operations	$16,101,730

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	238	15,034	2,857	—	—	—
Shareholder servicing fees	21	5,913	2,779	—	—	—
Registration fees	6,529	7,529	6,529	6,529	6,529	6,529
Transfer agent’s fees and expenses	151	9,596	4,047	80	5,337	1,271
Fee waiver and/or expense reimbursement	(6,686)	(21,326)	(12,559)	(6,604)	(14,504)	(157,840)

See Notes to Financial Statements.

Prudential Day One Funds	93

Prudential Day One 2030 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,399,527	$1,010,345
Net realized gain (loss) on investment transactions	1,162,274	(2,456,728)
Net capital gain distributions received	452,612	732,510
Net change in unrealized appreciation (depreciation) on investments	13,087,317	3,702,761

Net increase (decrease) in net assets resulting from operations	16,101,730	2,988,888

Dividends and Distributions

Distributions from distributable earnings
Class R1	(770)	(1,801)
Class R2	(107,950)	(188,791)
Class R3	(56,315)	(86,812)
Class R4	(352)	(650)
Class R5	(77,457)	(167,696)
Class R6	(1,538,097)	(2,106,131)

	(1,780,941)	(2,551,881)

Fund share transactions
Net proceeds from shares sold	33,959,813	25,310,544
Net asset value of shares issued in reinvestment of dividends and distributions	1,780,941	2,551,881
Cost of shares purchased	(26,022,590)	(10,735,883)

Net increase (decrease) in net assets from Fund share transactions	9,718,164	17,126,542

Total increase (decrease)	24,038,953	17,563,549

Net Assets:

Beginning of year	61,890,713	44,327,164

End of year	$85,929,666	$61,890,713

See Notes to Financial Statements.

94

Prudential Day One 2035 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	322,361	$3,349,333
PGIM Global Real Estate Fund (Class R6)	99,636	2,694,168
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	66,230	1,286,840
PGIM QMA Commodity Strategies Fund (Class R6)*	211,468	2,541,842
PGIM QMA Emerging Markets Equity Fund (Class R6)	133,066	1,780,428
PGIM QMA International Developed Markets Index Fund (Class R6)	582,418	8,532,428
PGIM QMA Large-Cap Core Equity Fund (Class R6)	779,063	16,344,747
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	216,243	3,085,784
PGIM QMA US Broad Market Index Fund (Class R6)	483,028	9,588,107
PGIM TIPS Fund (Class R6)	586,072	6,347,158
PGIM Total Return Bond Fund (Class R6)	460,211	6,834,128

TOTAL LONG-TERM INVESTMENTS (cost $47,034,565)		62,384,963

SHORT-TERM INVESTMENT 2.7%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,745,394)	1,745,394	1,745,394

TOTAL INVESTMENTS 100.0% (cost $48,779,959)(wd)		64,130,357
Liabilities in excess of other assets (0.0)%		(21,820)

NET ASSETS 100.0%		$64,108,537

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate
*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	95

Prudential Day One 2035 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$62,384,963	$—	$—
Short-Term Investment
Affiliated Mutual Fund	1,745,394	—	—

Total	$64,130,357	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	25.5%
Broad Market	14.9
International Developed Markets	13.3
Total Return Bond	10.7
TIPS	9.9
Core Bond	5.2
Mid Cap	4.8
Real Estate	4.2
Commodity	4.0
Emerging Markets	2.8

Short Term	2.7%
Small Cap	2.0

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

96

Prudential Day One 2035 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $48,779,959)	$64,130,357
Receivable for investments sold	120,684
Receivable for Fund shares sold	82,267
Due from Manager	16,468
Prepaid expenses	301

Total Assets	64,350,077

Liabilities

Payable for investments purchased	173,717
Audit fee payable	17,500
Payable for Fund shares purchased	16,641
Custodian and accounting fees payable	16,563
Accrued expenses and other liabilities	10,863
Affiliated transfer agent fee payable	2,808
Affiliated shareholder servicing fees payable	1,661
Distribution fee payable	953
Trustees’ fees payable	834

Total Liabilities	241,540

Net Assets	$64,108,537

Net assets were comprised of:
Shares of beneficial interest, at par	$4,513
Paid-in capital in excess of par	49,653,417
Total distributable earnings (loss)	14,450,607

Net assets, July 31, 2021	$64,108,537

See Notes to Financial Statements.

Prudential Day One Funds	97

Prudential Day One 2035 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($31,821 ÷ 2,251 shares of beneficial interest issued and outstanding)	$14.14

Class R2

Net asset value, offering price and redemption price per share, ($526,027 ÷ 37,165 shares of beneficial interest issued and outstanding)	$14.15

Class R3

Net asset value, offering price and redemption price per share, ($9,977,590 ÷ 703,516 shares of beneficial interest issued and outstanding)	$14.18

Class R4

Net asset value, offering price and redemption price per share, ($16,339 ÷ 1,151 shares of beneficial interest issued and outstanding)	$14.20

Class R5

Net asset value, offering price and redemption price per share, ($314,254 ÷ 22,138 shares of beneficial interest issued and outstanding)	$14.20

Class R6

Net asset value, offering price and redemption price per share, ($53,242,506 ÷ 3,746,746 shares of beneficial interest issued and outstanding)	$14.21

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

98

Prudential Day One 2035 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$1,000,280

Expenses
Management fee	12,257
Distribution fee(a)	9,713
Shareholder servicing fees (including affiliated expense of $8,656)(a)	8,965
Custodian and accounting fees	77,245
Registration fees(a)	40,596
Legal fees and expenses	19,251
Audit fee	18,358
Transfer agent’s fees and expenses (including affiliated expense of $14,630)(a)	16,182
Trustees’ fees	10,560
Shareholders’ reports	6,974
Fund data services	6,447
Miscellaneous	11,548

Total expenses	238,096
Less: Fee waiver and/or expense reimbursement(a)	(220,099)

Net expenses	17,997

Net investment income (loss)	982,283

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	1,278,032
Net capital gain distributions received	360,334

1,638,366

Net change in unrealized appreciation (depreciation) on investments	11,510,209

Net gain (loss) on investment transactions	13,148,575

Net Increase (Decrease) In Net Assets Resulting From Operations	$14,130,858

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	143	1,022	8,548	—	—	—
Shareholder servicing fees	8	409	8,548	—	—	—
Registration fees	8,016	6,516	6,516	6,516	6,516	6,516
Transfer agent’s fees and expenses	138	1,336	12,874	44	503	1,287
Fee waiver and/or expense reimbursement	(8,172)	(8,417)	(31,339)	(6,566)	(7,315)	(158,290)

See Notes to Financial Statements.

Prudential Day One Funds	99

Prudential Day One 2035 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$982,283	$703,875
Net realized gain (loss) on investment transactions	1,278,032	(1,814,030)
Net capital gain distributions received	360,334	515,119
Net change in unrealized appreciation (depreciation) on investments	11,510,209	2,957,926

Net increase (decrease) in net assets resulting from operations	14,130,858	2,362,890

Dividends and Distributions
Distributions from distributable earnings
Class R1	(462)	(1,087)
Class R2	(7,066)	(17,401)
Class R3	(163,407)	(330,570)
Class R4	(300)	(623)
Class R5	(4,273)	(5,887)
Class R6	(1,177,657)	(1,424,727)

	(1,353,165)	(1,780,295)

Fund share transactions
Net proceeds from shares sold	18,288,140	25,126,229
Net asset value of shares issued in reinvestment of dividends and distributions	1,353,165	1,780,295
Cost of shares purchased	(18,776,898)	(8,088,319)

Net increase (decrease) in net assets from Fund share transactions	864,407	18,818,205

Total increase (decrease)	13,642,100	19,400,800

Net Assets:

Beginning of year	50,466,437	31,065,637

End of year	$64,108,537	$50,466,437

See Notes to Financial Statements.

100

Prudential Day One 2040 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 98.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	244,444	$2,539,774
PGIM Global Real Estate Fund (Class R6)	89,088	2,408,946
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	87,051	1,691,393
PGIM QMA Commodity Strategies Fund (Class R6)*	198,534	2,386,378
PGIM QMA Emerging Markets Equity Fund (Class R6)	205,239	2,746,092
PGIM QMA International Developed Markets Index Fund (Class R6)	636,569	9,325,742
PGIM QMA Large-Cap Core Equity Fund (Class R6)	705,701	14,805,612
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	312,985	4,466,300
PGIM QMA US Broad Market Index Fund (Class R6)	498,834	9,901,862
PGIM TIPS Fund (Class R6)	370,558	4,013,143
PGIM Total Return Bond Fund (Class R6)	342,390	5,084,486

TOTAL LONG-TERM INVESTMENTS (cost $44,135,980)		59,369,728

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $802,801)	802,801	802,801

TOTAL INVESTMENTS 100.0% (cost $44,938,781)(wd)		60,172,529
Liabilities in excess of other assets (0.0)%		(28,796)

NET ASSETS 100.0%		$60,143,733

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate
*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	101

Prudential Day One 2040 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$59,369,728	$—	$—
Short-Term Investment
Affiliated Mutual Fund	802,801	—	—

Total	$60,172,529	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	24.6%
Broad Market	16.5
International Developed Markets	15.5
Total Return Bond	8.4
Mid Cap	7.4
TIPS	6.7
Emerging Markets	4.6
Core Bond	4.2
Real Estate	4.0
Commodity	4.0

Small Cap	2.8%
Short Term	1.3

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

102

Prudential Day One 2040 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $44,938,781)	$60,172,529
Receivable for investments sold	133,562
Receivable for Fund shares sold	35,558
Due from Manager	16,788
Prepaid expenses	300

Total Assets	60,358,737

Liabilities

Payable for investments purchased	150,558
Audit fee payable	17,500
Custodian and accounting fees payable	16,538
Payable for Fund shares purchased	11,980
Accrued expenses and other liabilities	10,594
Affiliated transfer agent fee payable	4,136
Distribution fee payable	1,503
Affiliated shareholder servicing fees payable	1,379
Trustees’ fees payable	816

Total Liabilities	215,004

Net Assets	$60,143,733

Net assets were comprised of:
Shares of beneficial interest, at par	$4,114
Paid-in capital in excess of par	45,761,108
Total distributable earnings (loss)	14,378,511

Net assets, July 31, 2021	$60,143,733

See Notes to Financial Statements.

Prudential Day One Funds	103

Prudential Day One 2040 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($34,280 ÷ 2,357 shares of beneficial interest issued and outstanding)	$14.54

Class R2

Net asset value, offering price and redemption price per share, ($5,733,443 ÷ 393,640 shares of beneficial interest issued and outstanding)	$14.57

Class R3

Net asset value, offering price and redemption price per share, ($3,617,265 ÷ 247,932 shares of beneficial interest issued and outstanding)	$14.59

Class R4

Net asset value, offering price and redemption price per share, ($34,015 ÷ 2,329 shares of beneficial interest issued and outstanding)	$14.60

Class R5

Net asset value, offering price and redemption price per share, ($7,393,116 ÷ 505,965 shares of beneficial interest issued and outstanding)	$14.61

Class R6

Net asset value, offering price and redemption price per share, ($43,331,614 ÷ 2,962,116 shares of beneficial interest issued and outstanding)	$14.63

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

104

Prudential Day One 2040 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$836,798

Expenses
Management fee	11,240
Distribution fee(a)	14,406
Shareholder servicing fees (including affiliated expense of $7,040)(a)	7,487
Custodian and accounting fees	77,198
Registration fees(a)	39,090
Transfer agent’s fees and expenses (including affiliated expense of $21,856)(a)	23,464
Legal fees and expenses	19,195
Audit fee	18,358
Trustees’ fees	10,372
Shareholders’ reports	6,915
Fund data services	6,447
Miscellaneous	11,423

Total expenses	245,595
Less: Fee waiver and/or expense reimbursement(a)	(233,608)

Net expenses	11,987

Net investment income (loss)	824,811

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	997,236
Net capital gain distributions received	328,445

1,325,681

Net change in unrealized appreciation (depreciation) on investments	11,962,706

Net gain (loss) on investment transactions	13,288,387

Net Increase (Decrease) In Net Assets Resulting From Operations	$14,113,198

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	140	11,270	2,996	—	—	—
Shareholder servicing fees	—	4,508	2,972	7	—	—
Registration fees	6,515	6,515	6,515	6,515	6,515	6,515
Transfer agent’s fees and expenses	94	7,509	4,418	91	10,230	1,122
Fee waiver and/or expense reimbursement	(6,634)	(22,685)	(16,646)	(6,634)	(30,006)	(151,003)

See Notes to Financial Statements.

Prudential Day One Funds	105

Prudential Day One 2040 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets

Operations

Net investment income (loss)	$824,811	$609,123
Net realized gain (loss) on investment transactions	997,236	(1,703,287)
Net capital gain distributions received	328,445	443,731
Net change in unrealized appreciation (depreciation) on investments	11,962,706	2,488,456

Net increase (decrease) in net assets resulting from operations	14,113,198	1,838,023

Dividends and Distributions
Distributions from distributable earnings
Class R1	(415)	(819)
Class R2	(74,226)	(139,003)
Class R3	(57,765)	(86,591)
Class R4	(470)	(654)
Class R5	(135,338)	(322,588)
Class R6	(902,712)	(1,062,118)

	(1,170,926)	(1,611,773)

Fund share transactions
Net proceeds from shares sold	18,021,024	20,001,684
Net asset value of shares issued in reinvestment of dividends and distributions	1,170,926	1,611,773
Cost of shares purchased	(15,164,542)	(6,416,908)

Net increase (decrease) in net assets from Fund share transactions	4,027,408	15,196,549

Total increase (decrease)	16,969,680	15,422,799

Net Assets:

Beginning of year	43,174,053	27,751,254

End of year	$60,143,733	$43,174,053

See Notes to Financial Statements.

106

Prudential Day One 2045 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	107,743	$1,119,453
PGIM Global Real Estate Fund (Class R6)	68,717	1,858,119
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	91,126	1,770,580
PGIM QMA Commodity Strategies Fund (Class R6)*	122,511	1,472,579
PGIM QMA Emerging Markets Equity Fund (Class R6)	199,609	2,670,762
PGIM QMA International Developed Markets Index Fund (Class R6)	579,146	8,484,484
PGIM QMA Large-Cap Core Equity Fund (Class R6)	564,172	11,836,339
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	287,092	4,096,798
PGIM QMA US Broad Market Index Fund (Class R6)	396,432	7,869,179
PGIM TIPS Fund (Class R6)	129,925	1,407,084
PGIM Total Return Bond Fund (Class R6)	251,525	3,735,144

TOTAL LONG-TERM INVESTMENTS (cost $34,726,349)		46,320,521

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $71,829)	71,829	71,829

TOTAL INVESTMENTS 100.1% (cost $34,798,178)(wd)		46,392,350
Liabilities in excess of other assets (0.1)%		(32,855)

NET ASSETS 100.0%		$46,359,495

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate
*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	107

Prudential Day One 2045 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$46,320,521	$—	$—
Short-Term Investment
Affiliated Mutual Fund	71,829	—	—
Total	$46,392,350	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	25.5%
International Developed Markets	18.3
Broad Market	17.0
Mid Cap	8.8
Total Return Bond	8.1
Emerging Markets	5.8
Real Estate	4.0
Small Cap	3.8
Commodity	3.2

TIPS	3.0%
Core Bond	2.4
Short Term	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

108

Prudential Day One 2045 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $34,798,178)	$46,392,350
Receivable for investments sold	111,646
Receivable for Fund shares sold	41,654
Due from Manager	17,597
Prepaid expenses	298

Total Assets	46,563,545

Liabilities

Payable for investments purchased	151,429
Audit fee payable	17,500
Custodian and accounting fees payable	16,565
Accrued expenses and other liabilities	10,738
Affiliated transfer agent fee payable	3,489
Affiliated shareholder servicing fees payable	2,053
Distribution fee payable	1,136
Trustees’ fees payable	803
Payable for Fund shares purchased	337

Total Liabilities	204,050

Net Assets	$46,359,495

Net assets were comprised of:
Shares of beneficial interest, at par	$3,166
Paid-in capital in excess of par	36,152,783
Total distributable earnings (loss)	10,203,546

Net assets, July 31, 2021	$46,359,495

See Notes to Financial Statements.

Prudential Day One Funds	109

Prudential Day One 2045 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($18,739 ÷ 1,287 shares of beneficial interest issued and outstanding)	$14.56

Class R2

Net asset value, offering price and redemption price per share, ($340,896 ÷ 23,361 shares of beneficial interest issued and outstanding)	$14.59

Class R3

Net asset value, offering price and redemption price per share, ($12,568,301 ÷ 860,804 shares of beneficial interest issued and outstanding)	$14.60

Class R4

Net asset value, offering price and redemption price per share, ($42,364 ÷ 2,900 shares of beneficial interest issued and outstanding)	$14.61

Class R5

Net asset value, offering price and redemption price per share, ($650,431 ÷ 44,454 shares of beneficial interest issued and outstanding)	$14.63

Class R6

Net asset value, offering price and redemption price per share, ($32,738,764 ÷ 2,233,391 shares of beneficial interest issued and outstanding)	$14.66

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

110

Prudential Day One 2045 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$527,230

Expenses
Management fee	7,915
Distribution fee(a)	11,357
Shareholder servicing fees (including affiliated expense of $10,585)(a)	10,715
Custodian and accounting fees	77,269
Registration fees(a)	39,190
Transfer agent’s fees and expenses (including affiliated expense of $18,021)(a)	19,232
Legal fees and expenses	19,166
Audit fee	18,358
Trustees’ fees	10,293
Shareholders’ reports	6,578
Fund data services	6,447
Miscellaneous	11,241

Total expenses	237,761
Less: Fee waiver and/or expense reimbursement(a)	(226,381)

Net expenses	11,380

Net investment income (loss)	515,850

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	148,503
Net capital gain distributions received	221,241

369,744

Net change in unrealized appreciation (depreciation) on investments	9,461,216

Net gain (loss) on investment transactions	9,830,960

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,346,810

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	83	588	10,686	—	—	—
Shareholder servicing fees	2	—	10,686	27	—	—
Registration fees	6,515	6,515	6,515	6,615	6,515	6,515
Transfer agent’s fees and expenses	78	829	16,052	170	1,048	1,055
Fee waiver and/or expense reimbursement	(6,632)	(7,874)	(57,041)	(6,894)	(9,245)	(138,695)

See Notes to Financial Statements.

Prudential Day One Funds	111

Prudential Day One 2045 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$515,850	$377,166
Net realized gain (loss) on investment transactions	148,503	(1,279,664)
Net capital gain distributions received	221,241	275,962
Net change in unrealized appreciation (depreciation) on investments	9,461,216	1,654,041

Net increase (decrease) in net assets resulting from operations	10,346,810	1,027,505

Dividends and Distributions
Distributions from distributable earnings
Class R1	(246)	(668)
Class R2	(3,426)	(5,365)
Class R3	(190,190)	(419,508)
Class R4	(702)	(1,625)
Class R5	(10,095)	(12,197)
Class R6	(575,652)	(608,919)

	(780,311)	(1,048,282)

Fund share transactions
Net proceeds from shares sold	17,302,341	16,153,668
Net asset value of shares issued in reinvestment of dividends and distributions	780,311	1,048,282
Cost of shares purchased	(10,890,337)	(5,135,224)

Net increase (decrease) in net assets from Fund share transactions	7,192,315	12,066,726

Total increase (decrease)	16,758,814	12,045,949

Net Assets:

Beginning of year	29,600,681	17,554,732

End of year	$46,359,495	$29,600,681

See Notes to Financial Statements.

112

Prudential Day One 2050 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Conservative Bond Fund (Class R6)	33,459	$347,638
PGIM Global Real Estate Fund (Class R6)	42,680	1,154,066
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	59,576	1,157,570
PGIM QMA Commodity Strategies Fund (Class R6)*	71,336	857,458
PGIM QMA Emerging Markets Equity Fund (Class R6)	145,352	1,944,814
PGIM QMA International Developed Markets Index Fund (Class R6)	387,077	5,670,671
PGIM QMA Large-Cap Core Equity Fund (Class R6)	361,356	7,581,258
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	182,363	2,602,318
PGIM QMA US Broad Market Index Fund (Class R6)	252,016	5,002,522
PGIM TIPS Fund (Class R6)	32,277	349,559
PGIM Total Return Bond Fund (Class R6)	140,596	2,087,855

TOTAL LONG-TERM INVESTMENTS (cost $21,157,968)		28,755,729

SHORT-TERM INVESTMENT 0.2%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $58,190)	58,190	58,190

TOTAL INVESTMENTS 100.1% (cost $21,216,158)(wd)		28,813,919
Liabilities in excess of other assets (0.1)%		(33,929)

NET ASSETS 100.0%		$28,779,990

Below is a list of the abbreviation(s) used in the annual report:

        LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	113

Prudential Day One 2050 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$28,755,729	$—	$—
Short-Term Investment
Affiliated Mutual Fund	58,190	—	—

Total	$28,813,919	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	26.3%
International Developed Markets	19.7
Broad Market	17.4
Mid Cap	9.0
Total Return Bond	7.3
Emerging Markets	6.8
Small Cap	4.0
Real Estate	4.0
Commodity	3.0

TIPS	1.2%
Core Bond	1.2
Short Term	0.2

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

114

Prudential Day One 2050 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Affiliated investments (cost $21,216,158)	$28,813,919
Receivable for investments sold	70,923
Receivable for Fund shares sold	64,846
Due from Manager	15,517
Prepaid expenses	297

Total Assets	28,965,502

Liabilities
Payable for investments purchased	134,386
Audit fee payable	17,500
Custodian and accounting fees payable	16,567
Accrued expenses and other liabilities	10,631
Affiliated transfer agent fee payable	2,728
Affiliated shareholder servicing fees payable	1,445
Distribution fee payable	1,440
Trustees’ fees payable	803
Payable for Fund shares purchased	12

Total Liabilities	185,512

Net Assets	$28,779,990

Net assets were comprised of:
Shares of beneficial interest, at par	$1,924
Paid-in capital in excess of par	21,652,205
Total distributable earnings (loss)	7,125,861

Net assets, July 31, 2021	$28,779,990

See Notes to Financial Statements.

Prudential Day One Funds	115

Prudential Day One 2050 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($43,566 ÷ 2,930 shares of beneficial interest issued and outstanding)	$14.87

Class R2

Net asset value, offering price and redemption price per share, ($5,209,377 ÷ 349,531 shares of beneficial interest issued and outstanding)	$14.90

Class R3

Net asset value, offering price and redemption price per share, ($4,070,632 ÷ 272,659 shares of beneficial interest issued and outstanding)	$14.93

Class R4

Net asset value, offering price and redemption price per share, ($17,068 ÷ 1,145 shares of beneficial interest issued and outstanding)	$14.91

Class R5

Net asset value, offering price and redemption price per share, ($1,148,651 ÷ 76,877 shares of beneficial interest issued and outstanding)	$14.94

Class R6

Net asset value, offering price and redemption price per share, ($18,290,696 ÷ 1,221,181 shares of beneficial interest issued and outstanding)	$14.98

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

116

Prudential Day One 2050 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$323,490

Expenses
Management fee	5,189
Distribution fee(a)	13,376
Shareholder servicing fees (including affiliated expense of $6,867)(a)	7,013
Custodian and accounting fees	77,170
Registration fees(a)	38,842
Legal fees and expenses	19,142
Audit fee	18,358
Transfer agent’s fees and expenses (including affiliated expense of $13,182)(a)	14,569
Trustees’ fees	10,203
Shareholders’ reports	6,774
Fund data services	6,447

Miscellaneous	10,286

Total expenses	227,369

Less: Fee waiver and/or expense reimbursement(a)	(214,984)

Net expenses	12,385

Net investment income (loss)	311,105

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	338,645

Net capital gain distributions received	140,644

479,289

Net change in unrealized appreciation (depreciation) on investments	6,243,431

Net gain (loss) on investment transactions	6,722,720

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,033,825

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	187	10,066	3,123	—	—	—
Shareholder servicing fees	—	3,890	3,123	—	—	—
Registration fees	6,457	6,557	6,457	6,457	6,457	6,457
Transfer agent’s fees and expenses	138	7,046	4,762	44	1,563	1,016
Fee waiver and/or expense reimbursement	(6,761)	(34,481)	(27,365)	(6,566)	(13,021)	(126,790)

See Notes to Financial Statements.

Prudential Day One Funds	117

Prudential Day One 2050 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$311,105	$252,599
Net realized gain (loss) on investment transactions	338,645	(665,096)
Net capital gain distributions received	140,644	179,910
Net change in unrealized appreciation (depreciation) on investments	6,243,431	1,030,836

Net increase (decrease) in net assets resulting from operations	7,033,825	798,249

Dividends and Distributions
Distributions from distributable earnings
Class R1	(516)	(1,410)
Class R2	(63,192)	(104,528)
Class R3	(54,169)	(67,470)
Class R4	(286)	(580)
Class R5	(18,148)	(34,997)
Class R6	(365,778)	(378,958)

	(502,089)	(587,943)

Fund share transactions
Net proceeds from shares sold	10,483,224	10,623,834
Net asset value of shares issued in reinvestment of dividends and distributions	502,089	587,943
Cost of shares purchased	(7,920,055)	(3,211,953)

Net increase (decrease) in net assets from Fund share transactions	3,065,258	7,999,824

Total increase (decrease)	9,596,994	8,210,130

Net Assets:
Beginning of year	19,182,996	10,972,866

End of year	$28,779,990	$19,182,996

See Notes to Financial Statements.

118

Prudential Day One 2055 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Global Real Estate Fund (Class R6)	23,465	$634,484
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	39,305	763,694
PGIM QMA Commodity Strategies Fund (Class R6)*	39,219	471,410
PGIM QMA Emerging Markets Equity Fund (Class R6)	91,664	1,226,459
PGIM QMA International Developed Markets Index Fund (Class R6)	232,152	3,401,030
PGIM QMA Large-Cap Core Equity Fund (Class R6)	193,399	4,057,502
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	109,172	1,557,882
PGIM QMA US Broad Market Index Fund (Class R6)	132,979	2,639,642
PGIM Total Return Bond Fund (Class R6)	70,858	1,052,246

TOTAL LONG-TERM INVESTMENTS (cost $11,403,220)		15,804,349

SHORT-TERM INVESTMENT 0.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $45,853)	45,853	45,853

TOTAL INVESTMENTS 100.2% (cost $11,449,073)(wd)		15,850,202
Liabilities in excess of other assets (0.2)%		(32,475)

NET ASSETS 100.0%		$15,817,727

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	119

Prudential Day One 2055 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$15,804,349	$—	$—
Short-Term Investment
Affiliated Mutual Fund	45,853	—	—

Total	$15,850,202	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	25.6%
International Developed Markets	21.5
Broad Market	16.7
Mid Cap	9.8
Emerging Markets	7.8
Total Return Bond	6.7
Small Cap	4.8
Real Estate	4.0

Commodity	3.0%
Short Term	0.3

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

120

Prudential Day One 2055 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets
Affiliated investments (cost $11,449,073)	$15,850,202
Receivable for investments sold	41,554
Receivable for Fund shares sold	28,289
Due from Manager	16,138
Prepaid expenses	296

Total Assets	15,936,479

Liabilities
Payable for investments purchased	61,164
Audit fee payable	17,500
Custodian and accounting fees payable	16,574
Accrued expenses and other liabilities	10,558
Payable for Fund shares purchased	8,071
Affiliated transfer agent fee payable	2,144
Affiliated shareholder servicing fees payable	1,236
Trustees’ fees payable	800
Distribution fee payable	705

Total Liabilities	118,752

Net Assets	$15,817,727

Net assets were comprised of:
Shares of beneficial interest, at par	$1,066
Paid-in capital in excess of par	11,963,893
Total distributable earnings (loss)	3,852,768

Net assets, July 31, 2021	$15,817,727

See Notes to Financial Statements.

Prudential Day One Funds	121

Prudential Day One 2055 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1
Net asset value, offering price and redemption price per share, ($18,118 ÷ 1,226 shares of beneficial interest issued and outstanding)	$14.78

Class R2
Net asset value, offering price and redemption price per share, ($305,029 ÷ 20,586 shares of beneficial interest issued and outstanding)	$14.82

Class R3
Net asset value, offering price and redemption price per share, ($7,549,313 ÷ 509,253 shares of beneficial interest issued and outstanding)	$14.82

Class R4
Net asset value, offering price and redemption price per share, ($17,331 ÷ 1,168 shares of beneficial interest issued and outstanding)	$14.84

Class R5
Net asset value, offering price and redemption price per share, ($247,374 ÷ 16,650 shares of beneficial interest issued and outstanding)	$14.86

Class R6
Net asset value, offering price and redemption price per share, ($7,680,562 ÷ 516,960 shares of beneficial interest issued and outstanding)	$14.86

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

122

Prudential Day One 2055 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$169,783

Expenses
Management fee	2,852
Distribution fee(a)	6,787
Shareholder servicing fees (including affiliated expense of $6,184)(a)	6,272
Custodian and accounting fees	77,174
Registration fees(a)	40,492
Legal fees and expenses	19,136
Audit fee	18,358
Transfer agent’s fees and expenses (including affiliated expense of $10,767)(a)	12,138
Trustees’ fees	10,190
Shareholders’ reports	7,135
Fund data services	6,447
Miscellaneous	9,987

Total expenses	216,968
Less: Fee waiver and/or expense reimbursement(a)	(207,182)

Net expenses	9,786

Net investment income (loss)	159,997

Realized And Unrealized Gain (Loss) On Affiliated Investments
Net realized gain (loss) on investment transactions	182,822
Net capital gain distributions received	77,612

260,434

Net change in unrealized appreciation (depreciation) on investments	3,560,803

Net gain (loss) on investment transactions	3,821,237

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,981,234

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	80	470	6,237	—	—	—
Shareholder servicing fees	6	29	6,237	—	—	—
Registration fees	6,457	8,207	6,457	6,457	6,457	6,457
Transfer agent’s fees and expenses	75	1,255	9,416	44	442	906
Fee waiver and/or expense reimbursement	(6,688)	(11,197)	(78,886)	(6,643)	(8,785)	(94,983)

See Notes to Financial Statements.

Prudential Day One Funds	123

Prudential Day One 2055 Fund

Statements of Changes in Net Assets

	Year Ended
	July 31,

	2021	2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$159,997	$166,983
Net realized gain (loss) on investment transactions	182,822	(557,257)
Net capital gain distributions received	77,612	114,219
Net change in unrealized appreciation (depreciation) on investments	3,560,803	665,115

Net increase (decrease) in net assets resulting from operations	3,981,234	389,060

Dividends and Distributions
Distributions from distributable earnings
Class R1	(257)	(727)
Class R2	(3,101)	(3,221)
Class R3	(119,572)	(208,411)
Class R4	(308)	(658)
Class R5	(3,582)	(5,946)
Class R6	(164,160)	(222,386)

	(290,980)	(441,349)

Fund share transactions
Net proceeds from shares sold	5,230,198	5,101,081
Net asset value of shares issued in reinvestment of dividends and distributions	290,980	441,349
Cost of shares purchased	(4,016,070)	(2,382,606)

Net increase (decrease) in net assets from Fund share transactions	1,505,108	3,159,824

Total increase (decrease)	5,195,362	3,107,535

Net Assets:

Beginning of year	10,622,365	7,514,830

End of year	$15,817,727	$10,622,365

See Notes to Financial Statements.

124

Prudential Day One 2060 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Global Real Estate Fund (Class R6)	13,948	$377,158
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	24,338	472,879
PGIM QMA Commodity Strategies Fund (Class R6)*	23,315	280,249
PGIM QMA Emerging Markets Equity Fund (Class R6)	61,461	822,348
PGIM QMA International Developed Markets Index Fund (Class R6)	145,666	2,134,004
PGIM QMA Large-Cap Core Equity Fund (Class R6)	114,070	2,393,198
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	66,220	944,954
PGIM QMA US Broad Market Index Fund (Class R6)	78,102	1,550,321
PGIM Total Return Bond Fund (Class R6)	28,079	416,978

TOTAL LONG-TERM INVESTMENTS (cost $7,368,007)		9,392,089

SHORT-TERM INVESTMENT 0.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $40,664)	40,664	40,664

TOTAL INVESTMENTS 100.3% (cost $7,408,671)(wd)		9,432,753
Liabilities in excess of other assets (0.3)%		(32,716)

NET ASSETS 100.0%		$9,400,037

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	125

Prudential Day One 2060 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$9,392,089	$—	$—
Short-Term Investment
Affiliated Mutual Fund	40,664	—	—

Total	$9,432,753	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	25.5%
International Developed Markets	22.7
Broad Market	16.5
Mid Cap	10.1
Emerging Markets	8.7
Small Cap	5.0
Total Return Bond	4.4
Real Estate	4.0

Commodity	3.0%
Short Term	0.4

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

126

Prudential Day One 2060 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $7,408,671)	$9,432,753
Receivable for investments sold	23,724
Receivable for Fund shares sold	18,645
Due from Manager	14,610
Prepaid expenses	295

Total Assets	9,490,027

Liabilities

Payable for investments purchased	38,142
Audit fee payable	17,501
Custodian and accounting fees payable	16,563
Legal fees and expenses payable	5,731
Accrued expenses and other liabilities	5,483
Payable for Fund shares purchased	3,812
Affiliated transfer agent fee payable	981
Trustees’ fees payable	800
Distribution fee payable	489
Affiliated shareholder servicing fees payable	488

Total Liabilities	89,990

Net Assets	$9,400,037

Net assets were comprised of:
Shares of beneficial interest, at par	$615
Paid-in capital in excess of par	7,609,134
Total distributable earnings (loss)	1,790,288

Net assets, July 31, 2021	$9,400,037

See Notes to Financial Statements.

Prudential Day One Funds	127

Prudential Day One 2060 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($16,898 ÷ 1,114 shares of beneficial interest issued and outstanding)	$15.17

Class R2

Net asset value, offering price and redemption price per share, ($1,754,871 ÷ 115,369 shares of beneficial interest issued and outstanding)	$15.21

Class R3

Net asset value, offering price and redemption price per share, ($1,472,098 ÷ 96,517 shares of beneficial interest issued and outstanding)	$15.25

Class R4

Net asset value, offering price and redemption price per share, ($17,297 ÷ 1,133 shares of beneficial interest issued and outstanding)	$15.26

Class R5

Net asset value, offering price and redemption price per share, ($227,147 ÷ 14,862 shares of beneficial interest issued and outstanding)	$15.28

Class R6

Net asset value, offering price and redemption price per share, ($5,911,726 ÷ 386,246 shares of beneficial interest issued and outstanding)	$15.31

   Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

128

Prudential Day One 2060 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$71,066

Expenses
Management fee	1,348
Distribution fee(a)	4,354
Shareholder servicing fees (including affiliated expense of $2,023)(a)	2,023
Custodian and accounting fees	77,137
Registration fees(a)	39,843
Legal fees and expenses	19,115
Audit fee	18,359
Trustees’ fees	10,100
Shareholders’ reports	6,524
Fund data services	6,447
Transfer agent’s fees and expenses (including affiliated expense of $4,623)(a)	5,802
Miscellaneous	9,721

Total expenses	200,773
Less: Fee waiver and/or expense reimbursement(a)	(197,045)

Net expenses	3,728

Net investment income (loss)	67,338

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	(4,842)
Net capital gain distributions received	32,196

27,354

Net change in unrealized appreciation (depreciation) on investments	1,732,791

Net gain (loss) on investment transactions	1,760,145

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,827,483

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	75	3,228	1,051	—	—	—
Shareholder servicing fees	—	1,055	968	—	—	—
Registration fees	6,457	7,557	6,457	6,457	6,457	6,458
Transfer agent’s fees and expenses	45	2,876	1,644	44	347	846
Fee waiver and/or expense reimbursement	(6,845)	(39,565)	(31,696)	(6,851)	(10,228)	(101,860)

See Notes to Financial Statements.

Prudential Day One Funds	129

Prudential Day One 2060 Fund

Statements of Changes in Net Assets

	Year Ended July 31,

	2021	2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$67,338	$52,254
Net realized gain (loss) on investment transactions	(4,842)	(183,884)
Net capital gain distributions received	32,196	33,904
Net change in unrealized appreciation (depreciation) on investments	1,732,791	233,729

Net increase (decrease) in net assets resulting from operations	1,827,483	136,003

Dividends and Distributions
Distributions from distributable earnings
Class R1	(156)	(493)
Class R2	(15,188)	(21,784)
Class R3	(13,805)	(16,672)
Class R4	(225)	(527)
Class R5	(2,122)	(3,345)
Class R6	(74,351)	(69,384)

	(105,847)	(112,205)

Fund share transactions
Net proceeds from shares sold	5,619,691	2,601,249
Net asset value of shares issued in reinvestment of dividends and distributions	105,847	112,205
Cost of shares purchased	(1,895,876)	(1,071,465)

Net increase (decrease) in net assets from Fund share transactions	3,829,662	1,641,989

Total increase (decrease)	5,551,298	1,665,787

Net Assets:

Beginning of year	3,848,739	2,182,952

End of year	$9,400,037	$3,848,739

See Notes to Financial Statements.

130

Prudential Day One 2065 Fund

Schedule of Investments

as of July 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

AFFILIATED MUTUAL FUNDS
PGIM Global Real Estate Fund (Class R6)	775	$20,964
PGIM Jennison Small-Cap Core Equity Fund (Class R6)	1,353	26,284
PGIM QMA Commodity Strategies Fund (Class R6)*	1,296	15,576
PGIM QMA Emerging Markets Equity Fund (Class R6)	3,493	46,742
PGIM QMA International Developed Markets Index Fund (Class R6)	8,523	124,859
PGIM QMA Large-Cap Core Equity Fund (Class R6)	6,340	133,021
PGIM QMA Mid-Cap Core Equity Fund (Class R6)	3,681	52,524
PGIM QMA US Broad Market Index Fund (Class R6)	4,341	86,172
PGIM Total Return Bond Fund (Class R6)	1,064	15,806

TOTAL LONG-TERM INVESTMENTS (cost $422,807)		521,948

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND

PGIM Core Ultra Short Bond Fund (cost $342)	342	342

TOTAL INVESTMENTS 100.0% (cost $423,149)(wd)		522,290
Other assets in excess of liabilities 0.0%		99

NET ASSETS 100.0%		$522,389

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Day One Funds	131

Prudential Day One 2065 Fund

Schedule of Investments (continued)

as of July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds	$521,948	$—	$—
Short-Term Investment
Affiliated Mutual Fund	342	—	—

Total	$522,290	$—	$—

Investment Allocation:

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2021 were as follows (unaudited):

Large Cap	25.5%
International Developed Markets	23.9
Broad Market	16.5
Mid Cap	10.1
Emerging Markets	8.9
Small Cap	5.0
Real Estate	4.0
Total Return Bond	3.0

Commodity	3.0%
Short Term	0.1

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

132

Prudential Day One 2065 Fund

Statement of Assets & Liabilities

as of July 31, 2021

Assets

Affiliated investments (cost $423,149)	$522,290
Due from Manager	46,503
Receivable for investments sold	1,713
Receivable for Fund shares sold	9
Prepaid expenses	295

Total Assets	570,810

Liabilities

Audit fee payable	17,500
Custodian and accounting fees payable	16,443
Legal fees and expenses payable	5,561
Accrued expenses and other liabilities	3,861
Shareholders’ reports payable	2,432
Payable for investments purchased	1,697
Trustees’ fees payable	800
Affiliated transfer agent fee payable	106
Distribution fee payable	14
Payable for Fund shares purchased	7

Total Liabilities	48,421

Net Assets	$522,389

Net assets were comprised of:
Shares of beneficial interest, at par	$41
Paid-in capital in excess of par	425,282
Total distributable earnings (loss)	97,066

Net assets, July 31, 2021	$522,389

See Notes to Financial Statements.

Prudential Day One Funds	133

Prudential Day One 2065 Fund

Statement of Assets & Liabilities (continued)

as of July 31, 2021

Class R1

Net asset value, offering price and redemption price per share, ($12,870 ÷ 1,010 shares of beneficial interest issued and outstanding)	$12.74

Class R2

Net asset value, offering price and redemption price per share, ($36,009 ÷ 2,820 shares of beneficial interest issued and outstanding)	$12.77

Class R3

Net asset value, offering price and redemption price per share, ($12,953 ÷ 1,014 shares of beneficial interest issued and outstanding)	$12.78

Class R4

Net asset value, offering price and redemption price per share, ($12,974 ÷ 1,014 shares of beneficial interest issued and outstanding)	$12.79

Class R5

Net asset value, offering price and redemption price per share, ($14,367 ÷ 1,123 shares of beneficial interest issued and outstanding)	$12.80

Class R6

Net asset value, offering price and redemption price per share, ($433,216 ÷ 33,811 shares of beneficial interest issued and outstanding)	$12.81

   Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

134

Prudential Day One 2065 Fund

Statement of Operations

Year Ended July 31, 2021

Net Investment Income (Loss)

Affiliated dividend income	$3,527

Expenses
Management fee	80
Distribution fee(a)	123
Custodian and accounting fees	65,056
Registration fees(a)	40,346
Legal fees and expenses	18,536
Audit fee	18,358
Trustees’ fees	10,100
Fund data services	6,447
Shareholders’ reports	4,621
Transfer agent’s fees and expenses (including affiliated expense of $ 520)(a)	866
Miscellaneous	10,646

Total expenses	175,179
Less: Fee waiver and/or expense reimbursement(a)	(175,297)

Net expenses	(118)

Net investment income (loss)	3,645

Realized And Unrealized Gain (Loss) On Affiliated Investments

Net realized gain (loss) on investment transactions	2,046
Net capital gain distributions received	1,603

3,649

Net change in unrealized appreciation (depreciation) on investments	94,652

Net gain (loss) on investment transactions	98,301

Net Increase (Decrease) In Net Assets Resulting From Operations	$101,946

(a)	Class specific expenses and waivers were as follows:

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Distribution fee	57	55	11	—	—	—
Registration fees	6,491	7,491	6,491	6,491	6,891	6,491
Transfer agent’s fees and expenses	43	344	43	43	88	305
Fee waiver and/or expense reimbursement	(10,944)	(15,721)	(10,962)	(10,966)	(11,897)	(114,807)

See Notes to Financial Statements.

Prudential Day One Funds	135

Prudential Day One 2065 Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2021	December 16, 2019* through July 31, 2020
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$3,645	$243
Net realized gain (loss) on investment transactions	2,046	(5,872)
Net capital gain distributions received	1,603	285
Net change in unrealized appreciation (depreciation) on investments	94,652	4,489

Net increase (decrease) in net assets resulting from operations	101,946	(855)

Dividends and Distributions
Distributions from distributable earnings
Class R1	(59)	(46)
Class R2	(136)	(47)
Class R3	(97)	(48)
Class R4	(107)	(48)
Class R5	(129)	(49)
Class R6	(3,223)	(49)

	(3,751)	(287)

Fund share transactions
Net proceeds from shares sold	551,887	195,364
Net asset value of shares issued in reinvestment of dividends and distributions	3,751	287
Cost of shares purchased	(323,751)	(2,202)

Net increase (decrease) in net assets from Fund share transactions	231,887	193,449

Total increase (decrease)	330,082	192,307

Net Assets:

Beginning of period	192,307	—

End of period	$522,389	$192,307

*	Commencement of operations.

See Notes to Financial Statements.

136

This Page Intentionally Left Blank

Financial Highlights

Prudential Day One Income Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions

Class R1
Year Ended 07/31/21	$10.94	$0.15	$1.23	$1.38	$(0.13)	$(0.06)		$(0.19)
Year Ended 07/31/20	10.73	0.09	0.50	0.59	(0.21)	(0.17)		(0.38)
Year Ended 07/31/19	10.59	0.20	0.25	0.45	(0.24)	(0.07)		(0.31)
Year Ended 07/31/18	10.36	0.19	0.19	0.38	(0.15)	(—	)(f)	(0.15)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.31	0.39	(0.03)	—		(0.03)

Class R2
Year Ended 07/31/21	10.94	0.18	1.23	1.41	(0.16)	(0.06)		(0.22)
Year Ended 07/31/20	10.73	0.20	0.42	0.62	(0.24)	(0.17)		(0.41)
Year Ended 07/31/19	10.59	0.22	0.26	0.48	(0.27)	(0.07)		(0.34)
Year Ended 07/31/18	10.37	0.23	0.17	0.40	(0.18)	(—	)(f)	(0.18)
December 13, 2016(g) through July 31, 2017	10.00	0.09	0.32	0.41	(0.04)	—		(0.04)

Class R3
Year Ended 07/31/21	10.94	0.19	1.24	1.43	(0.17)	(0.06)		(0.23)
Year Ended 07/31/20	10.74	0.22	0.40	0.62	(0.25)	(0.17)		(0.42)
Year Ended 07/31/19	10.60	0.24	0.25	0.49	(0.28)	(0.07)		(0.35)
Year Ended 07/31/18	10.37	0.24	0.18	0.42	(0.19)	(—	)(f)	(0.19)
December 13, 2016(g) through July 31, 2017	10.00	0.11	0.31	0.42	(0.05)	—		(0.05)

Class R4
Year Ended 07/31/21	10.94	0.21	1.23	1.44	(0.18)	(0.06)		(0.24)
Year Ended 07/31/20	10.74	0.15	0.49	0.64	(0.27)	(0.17)		(0.44)
Year Ended 07/31/19	10.60	0.25	0.25	0.50	(0.29)	(0.07)		(0.36)
Year Ended 07/31/18	10.37	0.25	0.18	0.43	(0.20)	(—	)(f)	(0.20)
December 13, 2016(g) through July 31, 2017	10.00	0.11	0.31	0.42	(0.05)	—		(0.05)

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

138

Prudential Day One Income Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.13	12.70%	$27	$25	0.75%		28.84%		1.33%		45%
10.94	5.57	24	18	0.74		77.98		0.89		65
10.73	4.46	11	11	0.74		108.50		1.92		38
10.59	3.71	11	11	0.64		124.02		1.84		25
10.36	3.89	10	10	0.64	(h)	299.81	(h)	1.18	(h)	146

12.13	12.98	2,123	2,453	0.50		1.37		1.58		45
10.94	5.88	1,846	1,435	0.49		3.26		1.90		65
10.73	4.72	1,345	1,036	0.49		3.89		2.13		38
10.59	3.86	843	248	0.46		9.08		2.18		25
10.37	4.09	12	11	0.39	(h)	286.56	(h)	1.43	(h)	146

12.14	13.24	1,623	1,634	0.35		1.36		1.70		45
10.94	5.95	1,645	1,557	0.34		3.02		2.09		65
10.74	4.87	1,597	1,377	0.34		3.50		2.31		38
10.60	4.09	1,403	1,331	0.24		5.23		2.23		25
10.37	4.17	1,256	32	0.09	(h)	132.21	(h)	1.63	(h)	146

12.14	13.34	28	26	0.25		26.37		1.83		45
10.94	5.98	24	18	0.25		76.14		1.44		65
10.74	5.06	12	14	0.24		84.52		2.36		38
10.60	4.21	18	18	0.13		76.23		2.34		25
10.37	4.23	17	15	0.14	(h)	275.84	(h)	1.67	(h)	146

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	139

Financial Highlights (continued)

Prudential Day One Income Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions
Class R5
Year Ended 07/31/21	$10.94	$0.22	$1.24	$1.46	$(0.20)	$(0.06)		$(0.26)
Year Ended 07/31/20	10.74	0.02	0.63	0.65	(0.28)	(0.17)		(0.45)
Year Ended 07/31/19	10.60	0.29	0.22	0.51	(0.30)	(0.07)		(0.37)
Year Ended 07/31/18	10.37	0.26	0.19	0.45	(0.22)	(—	)(f)	(0.22)
December 13, 2016(g) through July 31, 2017	10.00	0.12	0.31	0.43	(0.06)	—		(0.06)

Class R6
Year Ended 07/31/21	10.96	0.24	1.23	1.47	(0.21)	(0.06)		(0.27)
Year Ended 07/31/20	10.76	0.21	0.46	0.67	(0.30)	(0.17)		(0.47)
Year Ended 07/31/19	10.61	0.29	0.25	0.54	(0.32)	(0.07)		(0.39)
Year Ended 07/31/18	10.38	0.28	0.18	0.46	(0.23)	(—	)(f)	(0.23)
December 13, 2016(g) through July 31, 2017	10.00	0.12	0.32	0.44	(0.06)	—		(0.06)

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

140

Prudential Day One Income Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.14	13.46%	$965	$909	0.15%		1.47%		1.94%		45%
10.94	6.18	914	534	0.15		4.36		0.15		65
10.74	5.09	65	51	0.14		24.81		2.75		38
10.60	4.33	11	11	0.04		122.74		2.44		25
10.37	4.29	10	10	0.03	(h)	298.99	(h)	1.79	(h)	146

12.16	13.59	24,185	22,559	0.00	(i)	0.61		2.10		45
10.96	6.36	16,871	9,392	0.00	(i)	1.92		1.95		65
10.76	5.33	6,939	6,203	0.00	(i)	2.41		2.80		38
10.61	4.45	3,529	2,451	0.00	(i)	4.36		2.67		25
10.38	4.46	734	199	0.00	(i)(h)	80.76	(h)	1.91	(h)	146

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	141

Financial Highlights

Prudential Day One 2015 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.08	$0.15	$1.41	$1.56	$(0.11)	$(0.10)	$(0.21)
Year Ended 07/31/20	10.91	0.16	0.42	0.58	(0.22)	(0.19)	(0.41)
Year Ended 07/31/19	10.86	0.19	0.23	0.42	(0.23)	(0.14)	(0.37)
Year Ended 07/31/18	10.49	0.19	0.28	0.47	(0.08)	(0.02)	(0.10)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.42	0.49	—	—	—

Class R2
Year Ended 07/31/21	11.10	0.18	1.42	1.60	(0.14)	(0.10)	(0.24)
Year Ended 07/31/20	10.92	0.20	0.41	0.61	(0.24)	(0.19)	(0.43)
Year Ended 07/31/19	10.88	0.21	0.22	0.43	(0.25)	(0.14)	(0.39)
Year Ended 07/31/18	10.50	0.21	0.30	0.51	(0.11)	(0.02)	(0.13)
December 13, 2016(g) through July 31, 2017	10.00	0.09	0.41	0.50	—	—	—

Class R3
Year Ended 07/31/21	11.11	0.20	1.41	1.61	(0.15)	(0.10)	(0.25)
Year Ended 07/31/20	10.93	0.21	0.42	0.63	(0.26)	(0.19)	(0.45)
Year Ended 07/31/19	10.89	0.24	0.21	0.45	(0.27)	(0.14)	(0.41)
Year Ended 07/31/18	10.51	0.23	0.29	0.52	(0.12)	(0.02)	(0.14)
December 13, 2016(g) through July 31, 2017	10.00	0.10	0.41	0.51	—	—	—

Class R4
Year Ended 07/31/21	11.11	0.21	1.41	1.62	(0.17)	(0.10)	(0.27)
Year Ended 07/31/20	10.93	0.22	0.42	0.64	(0.27)	(0.19)	(0.46)
Year Ended 07/31/19	10.88	0.30	0.17	0.47	(0.28)	(0.14)	(0.42)
Year Ended 07/31/18	10.51	0.24	0.29	0.53	(0.14)	(0.02)	(0.16)
December 13, 2016(g) through July 31, 2017	10.00	0.11	0.40	0.51	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

142

Prudential Day One 2015 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.43	14.32%	$14	$13	0.75%		52.16%		1.29%		58%
11.08	5.35	12	12	0.74		114.82		1.53		75
10.91	4.17	11	11	0.73		106.63		1.83		30
10.86	4.50	11	11	0.63		120.64		1.74		57
10.49	4.90	10	10	0.65	(h)	244.08	(h)	1.10	(h)	82

12.46	14.57	50	46	0.50		15.87		1.54		58
11.10	5.62	42	37	0.49		37.60		1.85		75
10.92	4.34	12	13	0.48		92.94		1.94		30
10.88	4.85	11	11	0.38		119.98		1.99		57
10.50	5.00	11	10	0.40	(h)	243.71	(h)	1.35	(h)	82

12.47	14.71	14	13	0.35		50.95		1.69		58
11.11	5.84	12	12	0.34		113.01		1.93		75
10.93	4.50	12	11	0.33		105.36		2.23		30
10.89	5.01	11	11	0.23		119.64		2.14		57
10.51	5.10	11	10	0.26	(h)	243.52	(h)	1.50	(h)	82

12.46	14.82	14	13	0.25		50.67		1.79		58
11.11	5.97	12	12	0.24		112.64		2.03		75
10.93	4.62	12	44	0.23		28.32		2.82		30
10.88	5.02	81	65	0.14		22.01		2.27		57
10.51	5.10	51	42	0.16	(h)	144.74	(h)	1.72	(h)	82

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	143

Financial Highlights (continued)

Prudential Day One 2015 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.13	$0.22	$1.42	$1.64	$(0.18)	$(0.10)	$(0.28)
Year Ended 07/31/20	10.95	0.01	0.64	0.65	(0.28)	(0.19)	(0.47)
Year Ended 07/31/19	10.90	0.26	0.22	0.48	(0.29)	(0.14)	(0.43)
Year Ended 07/31/18	10.53	0.25	0.29	0.54	(0.15)	(0.02)	(0.17)
December 13, 2016(g) through July 31, 2017	10.00	0.11	0.42	0.53	—	—	—

Class R6
Year Ended 07/31/21	11.13	0.24	1.41	1.65	(0.19)	(0.10)	(0.29)
Year Ended 07/31/20	10.95	0.24	0.43	0.67	(0.30)	(0.19)	(0.49)
Year Ended 07/31/19	10.90	0.28	0.22	0.50	(0.31)	(0.14)	(0.45)
Year Ended 07/31/18	10.53	0.27	0.28	0.55	(0.16)	(0.02)	(0.18)
December 13, 2016(g) through July 31, 2017	10.00	0.13	0.40	0.53	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

144

Prudential Day One 2015 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.49	14.91%	$133	$199	0.15%		4.45%		1.90%		58%
11.13	6.03	256	142	0.14		10.96		0.11		75
10.95	4.82	40	28	0.13		43.44		2.44		30
10.90	5.11	18	12	0.04		110.69		2.34		57
10.53	5.30	11	10	0.05	(h)	243.22	(h)	1.71	(h)	82

12.49	15.07	14,970	15,418	0.00	(i)	1.00		2.05		58
11.13	6.19	12,049	12,078	0.00	(i)	1.72		2.23		75
10.95	4.89	11,081	9,955	0.00	(i)	2.04		2.58		30
10.90	5.27	8,567	6,742	0.00	(i)	2.53		2.50		57
10.53	5.30	4,099	640	0.00	(i)(h)	27.57	(h)	1.94	(h)	82

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	145

Financial Highlights

Prudential Day One 2020 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.27	$0.15	$1.63	$1.78	$(0.12)	$(0.11)	$(0.23)
Year Ended 07/31/20	11.09	0.16	0.44	0.60	(0.21)	(0.21)	(0.42)
Year Ended 07/31/19	10.98	0.19	0.23	0.42	(0.21)	(0.10)	(0.31)
Year Ended 07/31/18	10.52	0.18	0.37	0.55	(0.08)	(0.01)	(0.09)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.45	0.52	—	—	—

Class R2
Year Ended 07/31/21	11.28	0.18	1.62	1.80	(0.14)	(0.11)	(0.25)
Year Ended 07/31/20	11.11	0.18	0.44	0.62	(0.24)	(0.21)	(0.45)
Year Ended 07/31/19	10.99	0.22	0.23	0.45	(0.23)	(0.10)	(0.33)
Year Ended 07/31/18	10.54	0.19	0.38	0.57	(0.11)	(0.01)	(0.12)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.46	0.54	—	—	—

Class R3
Year Ended 07/31/21	11.30	0.20	1.63	1.83	(0.16)	(0.11)	(0.27)
Year Ended 07/31/20	11.13	0.21	0.42	0.63	(0.25)	(0.21)	(0.46)
Year Ended 07/31/19	11.01	0.25	0.22	0.47	(0.25)	(0.10)	(0.35)
Year Ended 07/31/18	10.55	0.25	0.35	0.60	(0.13)	(0.01)	(0.14)
December 13, 2016(g) through July 31, 2017	10.00	0.09	0.46	0.55	—	—	—

Class R4
Year Ended 07/31/21	11.31	0.21	1.63	1.84	(0.17)	(0.11)	(0.28)
Year Ended 07/31/20	11.13	0.21	0.44	0.65	(0.26)	(0.21)	(0.47)
Year Ended 07/31/19	11.03	0.28	0.18	0.46	(0.26)	(0.10)	(0.36)
Year Ended 07/31/18	10.55	0.24	0.39	0.63	(0.14)	(0.01)	(0.15)
December 13, 2016(g) through July 31, 2017	10.00	0.10	0.45	0.55	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

146

Prudential Day One 2020 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.82	15.93%	$14	$13	0.75%		51.00%		1.23%		49%
11.27	5.35	12	12	0.74		113.14		1.46		61
11.09	4.19	12	11	0.74		105.39		1.74		33
10.98	5.28	11	11	0.64		118.30		1.68		41
10.52	5.20	11	10	0.67	(h)	211.29	(h)	1.02	(h)	21

12.83	16.19	5,742	4,596	0.50		0.88		1.49		49
11.28	5.59	4,355	3,904	0.49		1.27		1.61		61
11.11	4.47	3,446	2,456	0.49		1.51		2.02		33
10.99	5.43	2,332	693	0.46		3.02		1.78		41
10.54	5.40	11	10	0.42	(h)	210.95	(h)	1.27	(h)	21

12.86	16.41	1,844	1,655	0.35		0.97		1.63		49
11.30	5.73	1,541	1,294	0.34		1.80		1.87		61
11.13	4.63	1,072	1,066	0.34		1.99		2.28		33
11.01	5.67	1,134	673	0.28		3.00		2.33		41
10.55	5.50	11	10	0.27	(h)	210.74	(h)	1.41	(h)	21

12.87	16.50	14	13	0.25		49.43		1.73		49
11.31	5.82	12	12	0.24		110.87		1.95		61
11.13	4.64	12	37	0.24		31.79		2.61		33
11.03	5.97	61	191	0.14		7.79		2.19		41
10.55	5.50	178	160	0.14	(h)	45.98	(h)	1.45	(h)	21

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	147

Financial Highlights (continued)

Prudential Day One 2020 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.32	$0.22	$1.63	$1.85	$(0.18)	$(0.11)	$(0.29)
Year Ended 07/31/20	11.14	0.24	0.42	0.66	(0.27)	(0.21)	(0.48)
Year Ended 07/31/19	11.03	0.25	0.23	0.48	(0.27)	(0.10)	(0.37)
Year Ended 07/31/18	10.56	0.23	0.40	0.63	(0.15)	(0.01)	(0.16)
December 13, 2016(g) through July 31, 2017	10.00	0.11	0.45	0.56	—	—	—

Class R6
Year Ended 07/31/21	11.28	0.24	1.63	1.87	(0.20)	(0.11)	(0.31)
Year Ended 07/31/20	11.11	0.23	0.44	0.67	(0.29)	(0.21)	(0.50)
Year Ended 07/31/19	11.00	0.27	0.23	0.50	(0.29)	(0.10)	(0.39)
Year Ended 07/31/18	10.54	0.26	0.38	0.64	(0.17)	(0.01)	(0.18)
December 13, 2016(g) through July 31, 2017	10.00	0.12	0.42	0.54	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

148

Prudential Day One 2020 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.88	16.60%	$3,585	$3,427	0.15%		0.58%		1.81%		49%
11.32	6.03	3,624	3,783	0.14		0.92		2.22		61
11.14	4.75	3,962	3,807	0.14		0.99		2.34		33
11.03	5.99	3,603	1,162	0.11		1.91		2.13		41
10.56	5.60	11	10	0.06	(h)	210.44	(h)	1.62	(h)	21

12.84	16.82	58,602	59,237	0.00	(i)	0.25		1.98		49
11.28	6.10	49,000	39,274	0.00	(i)	0.46		2.11		61
11.11	4.93	35,018	30,081	0.00	(i)	0.58		2.54		33
11.00	6.06	22,951	16,888	0.00	(i)	0.93		2.42		41
10.54	5.40	12,368	1,944	0.00	(i)(h)	9.10	(h)	1.80	(h)	21

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	149

Financial Highlights

Prudential Day One 2025 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.24	$0.14	$1.84	$1.98	$(0.11)	$(0.10)		$(0.21)
Year Ended 07/31/20	11.14	0.05	0.53	0.58	(0.21)	(0.27)		(0.48)
Year Ended 07/31/19	11.15	0.19	0.18	0.37	(0.20)	(0.18)		(0.38)
Year Ended 07/31/18	10.58	0.17	0.50	0.67	(0.10)	(—	)(f)	(0.10)
December 13, 2016(g) through July 31, 2017	10.00	0.04	0.54	0.58	—	—		—

Class R2
Year Ended 07/31/21	11.26	0.15	1.86	2.01	(0.13)	(0.10)		(0.23)
Year Ended 07/31/20	11.15	(0.01)	0.63	0.62	(0.24)	(0.27)		(0.51)
Year Ended 07/31/19	11.16	0.18	0.22	0.40	(0.23)	(0.18)		(0.41)
Year Ended 07/31/18	10.59	0.24	0.46	0.70	(0.13)	(—	)(f)	(0.13)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.51	0.59	—	—		—

Class R3
Year Ended 07/31/21	11.27	0.19	1.85	2.04	(0.15)	(0.10)		(0.25)
Year Ended 07/31/20	11.17	0.21	0.41	0.62	(0.25)	(0.27)		(0.52)
Year Ended 07/31/19	11.18	0.23	0.19	0.42	(0.25)	(0.18)		(0.43)
Year Ended 07/31/18	10.61	0.21	0.51	0.72	(0.15)	(—	)(f)	(0.15)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.54	0.61	—	—		—

Class R4
Year Ended 07/31/21	11.28	0.20	1.84	2.04	(0.16)	(0.10)		(0.26)
Year Ended 07/31/20	11.17	0.22	0.43	0.65	(0.27)	(0.27)		(0.54)
Year Ended 07/31/19	11.18	0.22	0.21	0.43	(0.26)	(0.18)		(0.44)
Year Ended 07/31/18	10.61	0.20	0.53	0.73	(0.16)	(—	)(f)	(0.16)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.53	0.61	—	—		—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

150

Prudential Day One 2025 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$13.01	17.76%	$14	$13	0.75%		50.15%		1.18%		44%
11.24	5.25	12	122	0.75		11.62		0.49		57
11.14	3.73	671	625	0.74		3.01		1.72		35
11.15	6.35	678	639	0.65		3.42		1.55		37
10.58	5.80	592	43	0.53	(h)	55.43	(h)	0.55	(h)	6

13.04	18.09	82	71	0.50		10.60		1.29		44
11.26	5.45	90	136	0.50		10.64		(0.13)		57
11.15	4.09	117	39	0.49		31.08		1.60		35
11.16	6.62	14	18	0.39		71.60		2.18		37
10.59	5.90	11	10	0.42	(h)	215.71	(h)	1.16	(h)	6

13.06	18.32	9,911	8,876	0.35		0.61		1.59		44
11.27	5.62	8,064	7,803	0.35		0.90		1.89		57
11.17	4.17	7,737	6,760	0.34		1.00		2.14		35
11.18	6.76	5,871	4,653	0.25		1.24		1.94		37
10.61	6.10	3,863	77	0.04	(h)	34.35	(h)	1.06	(h)	6

13.06	18.43	15	14	0.25		48.41		1.68		44
11.28	5.73	13	12	0.25		109.74		1.99		57
11.17	4.27	12	45	0.25		26.16		2.04		35
11.18	6.88	109	134	0.13		10.37		1.81		37
10.61	6.10	175	133	0.15	(h)	49.61	(h)	1.17	(h)	6

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	151

Financial Highlights (continued)

Prudential Day One 2025 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.28	$0.22	$1.84	$2.06	$(0.17)	$(0.10)		$(0.27)
Year Ended 07/31/20	11.17	0.24	0.41	0.65	(0.27)	(0.27)		(0.54)
Year Ended 07/31/19	11.19	0.24	0.19	0.43	(0.27)	(0.18)		(0.45)
Year Ended 07/31/18	10.62	0.23	0.51	0.74	(0.17)	(—	)(f)	(0.17)
December 13, 2016(g) through July 31, 2017	10.00	0.10	0.52	0.62	—	—		—

Class R6
Year Ended 07/31/21	11.30	0.24	1.85	2.09	(0.19)	(0.10)		(0.29)
Year Ended 07/31/20	11.19	0.23	0.44	0.67	(0.29)	(0.27)		(0.56)
Year Ended 07/31/19	11.21	0.27	0.17	0.44	(0.28)	(0.18)		(0.46)
Year Ended 07/31/18	10.64	0.25	0.51	0.76	(0.19)	(—	)(f)	(0.19)
December 13, 2016(g) through July 31, 2017	10.00	0.10	0.54	0.64	—	—		—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

152

Prudential Day One 2025 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$13.07	18.53%	$266	$197	0.15%		3.68%		1.85%		44%
11.28	5.90	160	238	0.16		6.04		2.12		57
11.17	4.29	295	71	0.14		16.90		2.21		35
11.19	6.98	37	25	0.07		50.68		2.05		37
10.62	6.20	16	12	0.06	(h)	179.75	(h)	1.47	(h)	6

13.10	18.75	80,212	79,030	0.00	(i)	0.20		1.94		44
11.30	5.96	62,135	47,867	0.00	(i)	0.40		2.09		57
11.19	4.55	40,932	35,028	0.00	(i)	0.51		2.52		35
11.21	7.13	25,880	20,307	0.00	(i)	0.70		2.29		37
10.64	6.40	13,380	2,024	0.00	(i)(h)	8.73	(h)	1.57	(h)	6

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	153

Financial Highlights

Prudential Day One 2030 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.48	$0.13	$2.32	$2.45	$(0.11)	$(0.10)		$(0.21)
Year Ended 07/31/20	11.45	0.17	0.41	0.58	(0.20)	(0.35)		(0.55)
Year Ended 07/31/19	11.53	0.18	0.13	0.31	(0.22)	(0.17)		(0.39)
Year Ended 07/31/18	10.74	0.14	0.77	0.91	(0.12)	(—	)(f)	(0.12)
December 13, 2016(g) through July 31, 2017	10.00	0.04	0.70	0.74	—	—		—

Class R2
Year Ended 07/31/21	11.50	0.16	2.31	2.47	(0.13)	(0.10)		(0.23)
Year Ended 07/31/20	11.47	0.16	0.45	0.61	(0.23)	(0.35)		(0.58)
Year Ended 07/31/19	11.55	0.21	0.13	0.34	(0.25)	(0.17)		(0.42)
Year Ended 07/31/18	10.75	0.11	0.83	0.94	(0.14)	(—	)(f)	(0.14)
December 13, 2016(g) through July 31, 2017	10.00	0.06	0.69	0.75	—	—		—

Class R3
Year Ended 07/31/21	11.50	0.18	2.32	2.50	(0.15)	(0.10)		(0.25)
Year Ended 07/31/20	11.47	0.19	0.44	0.63	(0.25)	(0.35)		(0.60)
Year Ended 07/31/19	11.55	0.21	0.15	0.36	(0.27)	(0.17)		(0.44)
Year Ended 07/31/18	10.76	0.21	0.74	0.95	(0.16)	(—	)(f)	(0.16)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.69	0.76	—	—		—

Class R4
Year Ended 07/31/21	11.49	0.19	2.32	2.51	(0.16)	(0.10)		(0.26)
Year Ended 07/31/20	11.46	0.23	0.41	0.64	(0.26)	(0.35)		(0.61)
Year Ended 07/31/19	11.56	0.29	0.06	0.35	(0.28)	(0.17)		(0.45)
Year Ended 07/31/18	10.77	0.20	0.76	0.96	(0.17)	(—	)(f)	(0.17)
December 13, 2016(g) through July 31, 2017	10.00	0.05	0.72	0.77	—	—		—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

154

Prudential Day One 2030 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$13.72	21.50%	$55	$48	0.74%		14.75%		1.05%		46%
11.48	5.04	38	36	0.74		37.24		1.54		55
11.45	3.18	33	30	0.74		40.10		1.62		36
11.53	8.47	27	15	0.66		84.71		1.29		36
10.74	7.40	14	10	0.69	(h)	195.73	(h)	0.68	(h)	5

13.74	21.83	7,308	6,013	0.49		0.84		1.29		46
11.50	5.29	4,896	4,148	0.49		1.25		1.42		55
11.47	3.46	3,404	3,149	0.49		1.40		1.87		36
11.55	8.81	2,637	883	0.47		2.63		0.99		36
10.75	7.50	13	11	0.43	(h)	183.27	(h)	0.91	(h)	5

13.75	22.00	3,414	2,857	0.34		0.78		1.45		46
11.50	5.44	2,416	1,832	0.34		1.50		1.67		55
11.47	3.63	1,349	1,018	0.34		2.03		1.93		36
11.55	8.86	728	440	0.29		4.05		1.81		36
10.76	7.60	11	10	0.29	(h)	198.46	(h)	1.09	(h)	5

13.74	22.12	22	18	0.24		37.53		1.54		46
11.49	5.58	14	12	0.24		106.51		2.01		55
11.46	3.56	12	483	0.25		3.30		2.58		36
11.56	8.98	1,114	987	0.17		2.43		1.82		36
10.77	7.70	857	507	0.17	(h)	20.56	(h)	0.80	(h)	5

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	155

Financial Highlights (continued)

Prudential Day One 2030 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions

Class R5
Year Ended 07/31/21	$11.52	$0.21	$2.31	$2.52	$(0.17)	$(0.10)		$(0.27)
Year Ended 07/31/20	11.48	0.25	0.41	0.66	(0.27)	(0.35)		(0.62)
Year Ended 07/31/19	11.57	0.25	0.12	0.37	(0.29)	(0.17)		(0.46)
Year Ended 07/31/18	10.78	0.15	0.82	0.97	(0.18)	(—	)(f)	(0.18)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.70	0.78	—	—		—

Class R6
Year Ended 07/31/21	11.54	0.23	2.32	2.55	(0.19)	(0.10)		(0.29)
Year Ended 07/31/20	11.50	0.24	0.44	0.68	(0.29)	(0.35)		(0.64)
Year Ended 07/31/19	11.59	0.25	0.14	0.39	(0.31)	(0.17)		(0.48)
Year Ended 07/31/18	10.79	0.22	0.78	1.00	(0.20)	(—	)(f)	(0.20)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.71	0.79	—	—		—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

156

Prudential Day One 2030 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$13.77	22.18%	$3,877	$3,548	0.14%		0.55%		1.66%		46%
11.52	5.73	3,222	3,087	0.14		1.00		2.19		55
11.48	3.76	3,012	2,785	0.14		1.10		2.21		36
11.57	9.08	2,728	934	0.12		2.18		1.36		36
10.78	7.80	11	10	0.08	(h)	198.14	(h)	1.30	(h)	5

13.80	22.40	71,254	68,119	0.00	(i)	0.22		1.79		46
11.54	5.87	51,305	40,094	0.00	(i)	0.46		2.13		55
11.50	3.93	36,517	29,867	0.00	(i)	0.57		2.25		36
11.59	9.33	22,067	15,382	0.00	(i)	0.97		1.94		36
10.79	7.90	9,426	1,557	0.00	(i)(h)	9.71	(h)	1.23	(h)	5

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	157

Financial Highlights

Prudential Day One 2035 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.47	$0.12	$2.76	$2.88	$(0.11)	$(0.10)		$(0.21)
Year Ended 07/31/20	11.42	0.16	0.41	0.57	(0.18)	(0.34)		(0.52)
Year Ended 07/31/19	11.68	0.12	0.11	0.23	(0.23)	(0.26)		(0.49)
Year Ended 07/31/18	10.81	0.12	0.90	1.02	(0.15)	(—	)(f)	(0.15)
December 13, 2016(g) through July 31, 2017	10.00	0.04	0.77	0.81	—	—		—

Class R2
Year Ended 07/31/21	11.48	0.15	2.76	2.91	(0.14)	(0.10)		(0.24)
Year Ended 07/31/20	11.43	0.19	0.41	0.60	(0.21)	(0.34)		(0.55)
Year Ended 07/31/19	11.69	0.18	0.07	0.25	(0.25)	(0.26)		(0.51)
Year Ended 07/31/18	10.83	0.08	0.96	1.04	(0.18)	(—	)(f)	(0.18)
December 13, 2016(g) through July 31, 2017	10.00	0.05	0.78	0.83	—	—		—

Class R3
Year Ended 07/31/21	11.50	0.17	2.76	2.93	(0.15)	(0.10)		(0.25)
Year Ended 07/31/20	11.45	0.20	0.42	0.62	(0.23)	(0.34)		(0.57)
Year Ended 07/31/19	11.71	0.20	0.07	0.27	(0.27)	(0.26)		(0.53)
Year Ended 07/31/18	10.84	0.17	0.89	1.06	(0.19)	(—	)(f)	(0.19)
December 13, 2016(g) through July 31, 2017	10.00	0.04	0.80	0.84	—	—		—

Class R4
Year Ended 07/31/21	11.51	0.18	2.78	2.96	(0.17)	(0.10)		(0.27)
Year Ended 07/31/20	11.46	0.22	0.41	0.63	(0.24)	(0.34)		(0.58)
Year Ended 07/31/19	11.72	0.31	(0.03)	0.28	(0.28)	(0.26)		(0.54)
Year Ended 07/31/18	10.85	0.17	0.90	1.07	(0.20)	(—	)(f)	(0.20)
December 13, 2016(g) through July 31, 2017	10.00	0.05	0.80	0.85	—	—		—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

158

Prudential Day One 2035 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.14	25.33%	$32	$29	0.73%		29.33%		0.91%		45%
11.47	4.94	25	24	0.72		56.33		1.44		45
11.42	2.55	24	17	0.72		70.38		1.03		35
11.68	9.46	12	12	0.63		106.90		1.04		28
10.81	8.10	13	10	0.65	(h)	250.51	(h)	0.58	(h)	13

14.15	25.59	526	409	0.48		2.54		1.13		45
11.48	5.20	324	359	0.47		4.84		1.66		45
11.43	2.84	353	340	0.47		4.85		1.60		35
11.69	9.62	352	77	0.44		17.83		0.70		28
10.83	8.30	11	10	0.40	(h)	246.60	(h)	0.84	(h)	13

14.18	25.80	9,978	8,548	0.33		0.70		1.30		45
11.50	5.34	7,298	6,663	0.32		1.11		1.82		45
11.45	3.01	6,271	5,850	0.32		1.31		1.83		35
11.71	9.85	5,849	4,950	0.24		1.58		1.46		28
10.84	8.40	4,044	80	0.08	(h)	40.80	(h)	0.59	(h)	13

14.20	25.98	16	15	0.23		44.91		1.41		45
11.51	5.43	13	12	0.22		106.41		1.94		45
11.46	3.12	12	28	0.21		41.69		2.78		35
11.72	9.96	50	48	0.13		27.89		1.48		28
10.85	8.50	57	37	0.14	(h)	122.15	(h)	0.73	(h)	13

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	159

Financial Highlights (continued)

Prudential Day One 2035 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains		Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.51	$0.19	$2.78	$2.97	$(0.18)	$(0.10)		$(0.28)
Year Ended 07/31/20	11.45	0.20	0.45	0.65	(0.25)	(0.34)		(0.59)
Year Ended 07/31/19	11.72	0.24	0.05	0.29	(0.30)	(0.26)		(0.56)
Year Ended 07/31/18	10.85	0.18	0.91	1.09	(0.22)	(—	)(f)	(0.22)
December 13, 2016(g) through July 31, 2017	10.00	0.08	0.77	0.85	—	—		—

Class R6
Year Ended 07/31/21	11.52	0.21	2.77	2.98	(0.19)	(0.10)		(0.29)
Year Ended 07/31/20	11.46	0.22	0.45	0.67	(0.27)	(0.34)		(0.61)
Year Ended 07/31/19	11.74	0.24	0.05	0.29	(0.31)	(0.26)		(0.57)
Year Ended 07/31/18	10.87	0.22	0.88	1.10	(0.23)	(—	)(f)	(0.23)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.80	0.87	—	—		—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

160

Prudential Day One 2035 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.20	26.09%	$314	$219	0.13%		3.46%		1.47%		45%
11.51	5.62	147	122	0.12		11.56		1.81		45
11.45	3.15	95	69	0.12		17.68		2.16		35
11.72	10.07	33	15	0.04		87.88		1.54		28
10.85	8.50	11	10	0.05	(h)	246.10	(h)	1.19	(h)	13

14.21	26.25	53,243	52,063	0.00	(i)	0.28		1.66		45
11.52	5.77	42,659	28,765	0.00	(i)	0.61		1.99		45
11.46	3.23	24,312	20,031	0.00	(i)	0.81		2.14		35
11.74	10.21	15,099	11,332	0.00	(i)	1.10		1.88		28
10.87	8.70	6,889	1,284	0.00	(i)(h)	14.16	(h)	1.03	(h)	13

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	161

Financial Highlights

Prudential Day One 2040 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.53	$0.10	$3.11	$3.21	$(0.11)	$(0.09)	$(0.20)
Year Ended 07/31/20	11.61	0.14	0.33	0.47	(0.18)	(0.37)	(0.55)
Year Ended 07/31/19	11.83	0.15	0.05	0.20	(0.24)	(0.18)	(0.42)
Year Ended 07/31/18	10.90	0.12	0.98	1.10	(0.16)	(0.01)	(0.17)
December 13, 2016(g) through July 31, 2017	10.00	0.03	0.87	0.90	—	—	—

Class R2
Year Ended 07/31/21	11.55	0.14	3.11	3.25	(0.14)	(0.09)	(0.23)
Year Ended 07/31/20	11.63	0.18	0.32	0.50	(0.21)	(0.37)	(0.58)
Year Ended 07/31/19	11.84	0.17	0.07	0.24	(0.27)	(0.18)	(0.45)
Year Ended 07/31/18	10.92	0.05	1.07	1.12	(0.19)	(0.01)	(0.20)
December 13, 2016(g) through July 31, 2017	10.00	0.05	0.87	0.92	—	—	—

Class R3
Year Ended 07/31/21	11.57	0.16	3.11	3.27	(0.16)	(0.09)	(0.25)
Year Ended 07/31/20	11.64	0.19	0.34	0.53	(0.23)	(0.37)	(0.60)
Year Ended 07/31/19	11.86	0.16	0.09	0.25	(0.29)	(0.18)	(0.47)
Year Ended 07/31/18	10.93	0.16	0.98	1.14	(0.20)	(0.01)	(0.21)
December 13, 2016(g) through July 31, 2017	10.00	0.06	0.87	0.93	—	—	—

Class R4
Year Ended 07/31/21	11.58	0.17	3.11	3.28	(0.17)	(0.09)	(0.26)
Year Ended 07/31/20	11.65	0.21	0.33	0.54	(0.24)	(0.37)	(0.61)
Year Ended 07/31/19	11.87	0.25	0.01	0.26	(0.30)	(0.18)	(0.48)
Year Ended 07/31/18	10.94	0.18	0.97	1.15	(0.21)	(0.01)	(0.22)
December 13, 2016(g) through July 31, 2017	10.00	0.03	0.91	0.94	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

162

Prudential Day One 2040 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.54	28.07%	$34	$28	0.69%		24.36%		0.78%		41%
11.53	3.95	22	18	0.69		73.98		1.29		44
11.61	2.28	16	14	0.70		83.37		1.31		26
11.83	10.11	13	12	0.63		110.40		1.04		27
10.90	9.00	11	10	0.64	(h)	226.80	(h)	0.46	(h)	27

14.57	28.40	5,733	4,508	0.44		0.94		1.02		41
11.55	4.18	3,501	2,845	0.44		1.61		1.57		44
11.63	2.65	2,424	1,689	0.45		2.02		1.50		26
11.84	10.26	1,157	299	0.43		5.77		0.43		27
10.92	9.20	12	11	0.39	(h)	219.37	(h)	0.69	(h)	27

14.59	28.52	3,617	2,996	0.29		0.85		1.23		41
11.57	4.42	2,187	1,720	0.29		1.76		1.69		44
11.64	2.73	1,491	915	0.30		2.43		1.42		26
11.86	10.49	550	281	0.26		6.12		1.34		27
10.93	9.30	11	10	0.24	(h)	226.24	(h)	0.86	(h)	27

14.60	28.61	34	26	0.19		26.10		1.25		41
11.58	4.52	17	13	0.19		98.42		1.84		44
11.65	2.84	12	35	0.20		33.44		2.14		26
11.87	10.60	61	124	0.13		11.98		1.58		27
10.94	9.40	115	71	0.13	(h)	81.65	(h)	0.52	(h)	27

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	163

Financial Highlights (continued)

Prudential Day One 2040 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.58	$0.18	$3.12	$3.30	$(0.18)	$(0.09)	$(0.27)
Year Ended 07/31/20	11.65	0.24	0.31	0.55	(0.25)	(0.37)	(0.62)
Year Ended 07/31/19	11.88	0.22	0.04	0.26	(0.31)	(0.18)	(0.49)
Year Ended 07/31/18	10.95	0.08	1.09	1.17	(0.23)	(0.01)	(0.24)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.88	0.95	—	—	—

Class R6
Year Ended 07/31/21	11.59	0.20	3.13	3.33	(0.20)	(0.09)	(0.29)
Year Ended 07/31/20	11.66	0.22	0.35	0.57	(0.27)	(0.37)	(0.64)
Year Ended 07/31/19	11.89	0.23	0.05	0.28	(0.33)	(0.18)	(0.51)
Year Ended 07/31/18	10.96	0.20	0.98	1.18	(0.24)	(0.01)	(0.25)
December 13, 2016(g) through July 31, 2017	10.00	0.06	0.90	0.96	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

164

Prudential Day One 2040 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.61	28.81%	$7,393	$6,748	0.09%		0.53%		1.39%		41%
11.58	4.61	6,114	5,963	0.09		1.01		2.09		44
11.65	2.87	6,056	5,822	0.10		1.18		1.94		26
11.88	10.71	6,070	1,981	0.09		1.75		0.72		27
10.95	9.50	11	10	0.03	(h)	225.96	(h)	1.07	(h)	27

14.63	29.05	43,332	41,893	0.00	(i)	0.30		1.54		41
11.59	4.67	31,333	20,948	0.00	(i)	0.70		1.96		44
11.66	3.13	17,752	15,067	0.00	(i)	0.91		2.01		26
11.89	10.86	12,643	9,501	0.00	(i)	1.52		1.75		27
10.96	9.60	5,693	1,375	0.00	(i)(h)	13.42	(h)	0.85	(h)	27

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	165

Financial Highlights

Prudential Day One 2045 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.34	$0.09	$3.32	$3.41	$(0.11)	$(0.08)	$(0.19)
Year Ended 07/31/20	11.47	0.17	0.27	0.44	(0.18)	(0.39)	(0.57)
Year Ended 07/31/19	11.91	0.14	(0.04)	0.10	(0.24)	(0.30)	(0.54)
Year Ended 07/31/18	10.97	0.11	1.02	1.13	(0.18)	(0.01)	(0.19)
December 13, 2016(g) through July 31, 2017	10.00	0.03	0.94	0.97	—	—	—

Class R2
Year Ended 07/31/21	11.36	0.11	3.34	3.45	(0.14)	(0.08)	(0.22)
Year Ended 07/31/20	11.49	0.03	0.44	0.47	(0.21)	(0.39)	(0.60)
Year Ended 07/31/19	11.94	0.09	0.03	0.12	(0.27)	(0.30)	(0.57)
Year Ended 07/31/18	10.98	0.13	1.04	1.17	(0.20)	(0.01)	(0.21)
December 13, 2016(g) through July 31, 2017	10.00	0.04	0.94	0.98	—	—	—

Class R3
Year Ended 07/31/21	11.37	0.14	3.33	3.47	(0.16)	(0.08)	(0.24)
Year Ended 07/31/20	11.50	0.21	0.28	0.49	(0.23)	(0.39)	(0.62)
Year Ended 07/31/19	11.94	0.18	(0.03)	0.15	(0.29)	(0.30)	(0.59)
Year Ended 07/31/18	10.99	0.15	1.03	1.18	(0.22)	(0.01)	(0.23)
December 13, 2016(g) through July 31, 2017	10.00	0.03	0.96	0.99	—	—	—

Class R4
Year Ended 07/31/21	11.37	0.16	3.33	3.49	(0.17)	(0.08)	(0.25)
Year Ended 07/31/20	11.50	0.22	0.28	0.50	(0.24)	(0.39)	(0.63)
Year Ended 07/31/19	11.95	0.23	(0.08)	0.15	(0.30)	(0.30)	(0.60)
Year Ended 07/31/18	11.00	0.24	0.95	1.19	(0.23)	(0.01)	(0.24)
December 13, 2016(g) through July 31, 2017	10.00	0.03	0.97	1.00	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

166

Prudential Day One 2045 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.56	30.36%	$19	$17	0.68%		40.37%		0.69%		38%
11.34	3.66	14	13	0.68		98.28		1.54		47
11.47	1.78	13	12	0.69		96.93		1.26		31
11.91	10.31	12	12	0.62		110.92		0.96		33
10.97	9.70	11	10	0.64	(h)	218.87	(h)	0.39	(h)	21

14.59	30.67	341	235	0.43		3.78		0.83		38
11.36	3.92	220	152	0.43		10.18		0.24		47
11.49	1.99	98	58	0.44		21.72		0.78		31
11.94	10.75	27	17	0.38		78.26		1.09		33
10.98	9.80	12	11	0.39	(h)	216.07	(h)	0.63	(h)	21

14.60	30.83	12,568	10,686	0.28		0.81		1.07		38
11.37	4.07	8,750	7,880	0.28		1.51		1.90		47
11.50	2.26	7,639	6,657	0.29		1.80		1.58		31
11.94	10.79	5,927	4,901	0.22		2.11		1.33		33
10.99	9.90	3,812	76	0.09	(h)	42.49	(h)	0.38	(h)	21

14.61	31.03	42	37	0.18		18.71		1.19		38
11.37	4.19	32	30	0.18		44.47		2.02		47
11.50	2.29	31	217	0.20		6.89		2.01		31
11.95	10.90	458	361	0.13		5.30		2.04		33
11.00	10.00	247	142	0.12	(h)	59.08	(h)	0.38	(h)	21

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	167

Financial Highlights (continued)

Prudential Day One 2045 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.39	$0.17	$3.33	$3.50	$(0.18)	$(0.08)	$(0.26)
Year Ended 07/31/20	11.51	0.16	0.36	0.52	(0.25)	(0.39)	(0.64)
Year Ended 07/31/19	11.96	0.18	(0.02)	0.16	(0.31)	(0.30)	(0.61)
Year Ended 07/31/18	11.01	0.14	1.06	1.20	(0.24)	(0.01)	(0.25)
December 13, 2016(g) through July 31, 2017	10.00	0.07	0.94	1.01	—	—	—

Class R6
Year Ended 07/31/21	11.41	0.18	3.35	3.53	(0.20)	(0.08)	(0.28)
Year Ended 07/31/20	11.53	0.21	0.32	0.53	(0.26)	(0.39)	(0.65)
Year Ended 07/31/19	11.99	0.22	(0.05)	0.17	(0.33)	(0.30)	(0.63)
Year Ended 07/31/18	11.03	0.19	1.04	1.23	(0.26)	(0.01)	(0.27)
December 13, 2016(g) through July 31, 2017	10.00	0.05	0.98	1.03	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

168

Prudential Day One 2045 Fund (continued)

		Ratios/Supplemental Data(b)(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.63	31.10%	$650	$525	0.08%		1.84%		1.27%		38%
11.39	4.34	407	265	0.08		6.12		1.48		47
11.51	2.41	174	101	0.09		12.95		1.62		31
11.96	11.00	51	19	0.04		67.28		1.24		33
11.01	10.10	12	11	0.04	(h)	216.62	(h)	0.99	(h)	21

14.66	31.31	32,739	28,077	0.00	(i)	0.42		1.40		38
11.41	4.49	20,178	11,758	0.00	(i)	1.11		1.89		47
11.53	2.50	9,601	8,229	0.00	(i)	1.43		1.99		31
11.99	11.24	7,129	5,157	0.00	(i)	1.77		1.63		33
11.03	10.30	3,451	665	0.00	(i)(h)	22.86	(h)	0.80	(h)	21

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	169

Financial Highlights

Prudential Day One 2050 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.49	$0.07	$3.51	$3.58	$(0.12)	$(0.08)	$(0.20)
Year Ended 07/31/20	11.59	0.08	0.31	0.39	(0.19)	(0.30)	(0.49)
Year Ended 07/31/19	11.92	0.13	(0.02)	0.11	(0.25)	(0.19)	(0.44)
Year Ended 07/31/18	10.95	0.11	1.05	1.16	(0.18)	(0.01)	(0.19)
December 13, 2016(g) through July 31, 2017	10.00	0.01	0.94	0.95	—	—	—

Class R2
Year Ended 07/31/21	11.51	0.11	3.51	3.62	(0.15)	(0.08)	(0.23)
Year Ended 07/31/20	11.59	0.17	0.26	0.43	(0.21)	(0.30)	(0.51)
Year Ended 07/31/19	11.93	0.15	(0.03)	0.12	(0.27)	(0.19)	(0.46)
Year Ended 07/31/18	10.96	0.03	1.16	1.19	(0.21)	(0.01)	(0.22)
December 13, 2016(g) through July 31, 2017	10.00	0.04	0.92	0.96	—	—	—

Class R3
Year Ended 07/31/21	11.53	0.13	3.51	3.64	(0.16)	(0.08)	(0.24)
Year Ended 07/31/20	11.61	0.16	0.28	0.44	(0.22)	(0.30)	(0.52)
Year Ended 07/31/19	11.95	0.14	— (f)	0.14	(0.29)	(0.19)	(0.48)
Year Ended 07/31/18	10.97	0.12	1.10	1.22	(0.23)	(0.01)	(0.24)
December 13, 2016 (g) through July 31, 2017	10.00	0.05	0.92	0.97	—	—	—

Class R4
Year Ended 07/31/21	11.51	0.15	3.50	3.65	(0.17)	(0.08)	(0.25)
Year Ended 07/31/20	11.59	0.22	0.24	0.46	(0.24)	(0.30)	(0.54)
Year Ended 07/31/19	11.95	1.53	(1.40)	0.13	(0.30)	(0.19)	(0.49)
Year Ended 07/31/18	10.98	0.14	1.08	1.22	(0.24)	(0.01)	(0.25)
December 13, 2016(g) through July 31, 2017	10.00	0.03	0.95	0.98	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

170

Prudential Day One 2050 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.87	31.41%	$44	$37	0.67%		18.74%		0.55%		39%
11.49	3.24	33	54	0.67		26.33		0.69		42
11.59	1.61	166	145	0.68		11.03		1.11		30
11.92	10.68	142	122	0.61		15.48		0.95		56
10.95	9.50	98	15	0.59	(h)	192.34	(h)	0.14	(h)	18

14.90	31.72	5,209	4,026	0.42		1.28		0.81		39
11.51	3.53	3,110	2,447	0.42		2.57		1.53		42
11.59	1.83	1,951	1,348	0.43		3.75		1.33		30
11.93	10.96	982	284	0.41		8.52		0.26		56
10.96	9.60	18	11	0.38	(h)	257.36	(h)	0.54	(h)	18

14.93	31.93	4,071	3,123	0.27		1.15		0.97		39
11.53	3.65	2,212	1,564	0.27		2.70		1.45		42
11.61	2.01	1,074	655	0.28		4.43		1.22		30
11.95	11.19	347	162	0.24		12.24		1.01		56
10.97	9.70	11	10	0.23	(h)	267.71	(h)	0.71	(h)	18

14.91	32.10	17	15	0.17		43.52		1.12		39
11.51	3.81	13	12	0.17		106.71		1.94		42
11.59	1.95	12	68	0.19		19.83		13.14		30
11.95	11.21	160	113	0.12		15.66		1.24		56
10.98	9.80	75	45	0.11	(h)	141.42	(h)	0.39	(h)	18

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	171

Financial Highlights (continued)

Prudential Day One 2050 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.54	$0.16	$3.51	$3.67	$(0.19)	$(0.08)	$(0.27)
Year Ended 07/31/20	11.62	0.24	0.23	0.47	(0.25)	(0.30)	(0.55)
Year Ended 07/31/19	11.96	0.20	(0.03)	0.17	(0.32)	(0.19)	(0.51)
Year Ended 07/31/18	10.99	0.07	1.16	1.23	(0.25)	(0.01)	(0.26)
December 13, 2016(g) through July 31, 2017	10.00	0.06	0.93	0.99	—	—	—

Class R6
Year Ended 07/31/21	11.57	0.18	3.52	3.70	(0.21)	(0.08)	(0.29)
Year Ended 07/31/20	11.64	0.24	0.26	0.50	(0.27)	(0.30)	(0.57)
Year Ended 07/31/19	11.99	0.20	(0.03)	0.17	(0.33)	(0.19)	(0.52)
Year Ended 07/31/18	11.00	0.19	1.08	1.27	(0.27)	(0.01)	(0.28)
December 13, 2016(g) through July 31, 2017	10.00	0.06	0.94	1.00	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

172

Prudential Day One 2050 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.94	32.13%	$1,149	$950	0.07%		1.44%		1.19%		39%
11.54	3.90	778	725	0.07		3.47		2.11		42
11.62	2.24	732	608	0.08		4.47		1.73		30
11.96	11.31	560	176	0.06		10.80		0.56		56
10.99	9.90	11	10	0.02	(h)	267.38	(h)	0.92	(h)	18

14.98	32.33	18,291	17,795	0.00	(i)	0.63		1.33		39
11.57	4.11	13,037	8,309	0.00	(i)	1.67		2.13		42
11.64	2.33	7,037	5,316	0.00	(i)	2.60		1.75		30
11.99	11.65	3,884	2,964	0.00	(i)	4.62		1.64		56
11.00	10.00	2,013	318	0.00	(i)(h)	49.96	(h)	0.83	(h)	18

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	173

Financial Highlights

Prudential Day One 2055 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.33	$0.08	$3.58	$3.66	$(0.11)	$(0.10)	$(0.21)
Year Ended 07/31/20	11.52	0.18	0.18	0.36	(0.19)	(0.36)	(0.55)
Year Ended 07/31/19	12.10	0.14	(0.15)	(0.01)	(0.24)	(0.33)	(0.57)
Year Ended 07/31/18	11.07	0.10	1.12	1.22	(0.19)	—	(0.19)
December 13, 2016(g) through July 31, 2017	10.00	0.02	1.05	1.07	—	—	—

Class R2
Year Ended 07/31/21	11.36	0.10	3.60	3.70	(0.14)	(0.10)	(0.24)
Year Ended 07/31/20	11.54	0.14	0.25	0.39	(0.21)	(0.36)	(0.57)
Year Ended 07/31/19	12.12	0.12	(0.10)	0.02	(0.27)	(0.33)	(0.60)
Year Ended 07/31/18	11.09	0.10	1.15	1.25	(0.22)	—	(0.22)
December 13, 2016(g) through July 31, 2017	10.00	0.03	1.06	1.09	—	—	—

Class R3
Year Ended 07/31/21	11.36	0.13	3.59	3.72	(0.16)	(0.10)	(0.26)
Year Ended 07/31/20	11.55	0.20	0.20	0.40	(0.23)	(0.36)	(0.59)
Year Ended 07/31/19	12.13	0.18	(0.14)	0.04	(0.29)	(0.33)	(0.62)
Year Ended 07/31/18	11.10	0.15	1.12	1.27	(0.24)	—	(0.24)
December 13, 2016(g) through July 31, 2017	10.00	0.02	1.08	1.10	—	—	—

Class R4
Year Ended 07/31/21	11.37	0.14	3.60	3.74	(0.17)	(0.10)	(0.27)
Year Ended 07/31/20	11.56	0.22	0.19	0.41	(0.24)	(0.36)	(0.60)
Year Ended 07/31/19	12.14	0.26	(0.21)	0.05	(0.30)	(0.33)	(0.63)
Year Ended 07/31/18	11.11	0.16	1.12	1.28	(0.25)	—	(0.25)
December 13, 2016(g) through July 31, 2017	10.00	0.03	1.08	1.11	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

174

Prudential Day One 2055 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.78	32.63%	$18	$16	0.66%		42.22%		0.57%		37%
11.33	2.89	14	14	0.65		93.51		1.62		45
11.52	0.89	15	15	0.66		81.24		1.22		29
12.10	11.10	15	12	0.61		110.87		0.87		29
11.07	10.70	11	10	0.64	(h)	257.86	(h)	0.23	(h)	4

14.82	32.93	305	188	0.41		6.37		0.73		37
11.36	3.19	142	83	0.40		19.04		1.28		45
11.54	1.19	63	43	0.41		30.82		1.05		29
12.12	11.34	36	23	0.37		58.64		0.86		29
11.09	10.90	17	11	0.38	(h)	250.88	(h)	0.47	(h)	4

14.82	33.09	7,549	6,237	0.26		1.52		0.95		37
11.36	3.26	4,867	4,140	0.25		2.92		1.83		45
11.55	1.37	3,699	3,177	0.26		3.70		1.59		29
12.13	11.48	2,791	2,323	0.21		4.29		1.26		29
11.10	11.00	1,795	41	0.13	(h)	93.88	(h)	0.25	(h)	4

14.84	33.27	17	15	0.16		43.43		1.07		37
11.37	3.38	13	12	0.15		106.71		2.02		45
11.56	1.49	13	33	0.17		37.86		2.20		29
12.14	11.59	66	56	0.11		26.45		1.34		29
11.11	11.10	45	25	0.13	(h)	166.78	(h)	0.41	(h)	4

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	175

Financial Highlights (continued)

Prudential Day One 2055 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.38	$0.15	$3.61	$3.76	$(0.18)	$(0.10)	$(0.28)
Year Ended 07/31/20	11.56	0.24	0.19	0.43	(0.25)	(0.36)	(0.61)
Year Ended 07/31/19	12.15	0.14	(0.09)	0.05	(0.31)	(0.33)	(0.64)
Year Ended 07/31/18	11.12	0.16	1.13	1.29	(0.26)	—	(0.26)
December 13, 2016(g) through July 31, 2017	10.00	0.06	1.06	1.12	—	—	—

Class R6
Year Ended 07/31/21	11.38	0.17	3.61	3.78	(0.20)	(0.10)	(0.30)
Year Ended 07/31/20	11.57	0.22	0.22	0.44	(0.27)	(0.36)	(0.63)
Year Ended 07/31/19	12.16	0.21	(0.14)	0.07	(0.33)	(0.33)	(0.66)
Year Ended 07/31/18	11.13	0.19	1.12	1.31	(0.28)	—	(0.28)
December 13, 2016(g) through July 31, 2017	10.00	0.04	1.09	1.13	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

176

Prudential Day One 2055 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$14.86	33.45%	$247	$188	0.06%		4.74%		1.12%		37%
11.38	3.51	136	111	0.05		14.21		2.15		45
11.56	1.53	90	50	0.05		26.07		1.20		29
12.15	11.69	21	14	0.01		96.19		1.37		29
11.12	11.20	11	10	0.03	(h)	257.05	(h)	0.84	(h)	4

14.86	33.63	7,681	7,616	0.00	(i)	1.16		1.27		37
11.38	3.60	5,451	4,340	0.00	(i)	2.57		2.01		45
11.57	1.72	3,635	3,169	0.00	(i)	3.36		1.87		29
12.16	11.85	2,777	2,185	0.00	(i)	3.99		1.62		29
11.13	11.30	950	287	0.00	(i)(h)	60.80	(h)	0.53	(h)	4

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	177

Financial Highlights

Prudential Day One 2060 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$11.49	$0.08	$3.74	$3.82	$(0.08)	$(0.06)	$(0.14)
Year Ended 07/31/20	11.62	0.17	0.16	0.33	(0.20)	(0.26)	(0.46)
Year Ended 07/31/19	12.06	0.13	(0.15)	(0.02)	(0.25)	(0.17)	(0.42)
Year Ended 07/31/18	11.01	0.10	1.15	1.25	(0.20)	—	(0.20)
December 13, 2016(g) through July 31, 2017	10.00	0.01	1.00	1.01	—	—	—

Class R2
Year Ended 07/31/21	11.52	0.10	3.76	3.86	(0.11)	(0.06)	(0.17)
Year Ended 07/31/20	11.63	0.16	0.21	0.37	(0.22)	(0.26)	(0.48)
Year Ended 07/31/19	12.08	0.15	(0.15)	—(f)	(0.28)	(0.17)	(0.45)
Year Ended 07/31/18	11.03	0.06	1.21	1.27	(0.22)	—	(0.22)
December 13, 2016(g) through July 31, 2017	10.00	0.03	1.00	1.03	—	—	—

Class R3
Year Ended 07/31/21	11.55	0.12	3.77	3.89	(0.13)	(0.06)	(0.19)
Year Ended 07/31/20	11.65	0.17	0.21	0.38	(0.22)	(0.26)	(0.48)
Year Ended 07/31/19	12.09	0.14	(0.11)	0.03	(0.30)	(0.17)	(0.47)
Year Ended 07/31/18	11.04	0.13	1.16	1.29	(0.24)	—	(0.24)
December 13, 2016(g) through July 31, 2017	10.00	0.04	1.00	1.04	—	—	—

Class R4
Year Ended 07/31/21	11.56	0.14	3.76	3.90	(0.14)	(0.06)	(0.20)
Year Ended 07/31/20	11.65	0.23	0.17	0.40	(0.23)	(0.26)	(0.49)
Year Ended 07/31/19	12.10	0.19	(0.16)	0.03	(0.31)	(0.17)	(0.48)
Year Ended 07/31/18	11.04	0.16	1.15	1.31	(0.25)	—	(0.25)
December 13, 2016(g) through July 31, 2017	10.00	0.05	0.99	1.04	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

178

Prudential Day One 2060 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$15.17	33.45%	$17	$15	0.65%		46.33%		0.56%		35%
11.49	2.70	13	12	0.65		114.36		1.56		44
11.62	0.57	12	12	0.66		111.01		1.10		35
12.06	11.37	12	12	0.61		149.96		0.87		90
11.01	10.10	11	10	0.63	(h)	479.61	(h)	0.22	(h)	18

15.21	33.76	1,755	1,291	0.40		3.46		0.74		35
11.52	2.96	889	587	0.40		9.69		1.47		44
11.63	0.79	388	226	0.41		18.79		1.31		35
12.08	11.61	94	29	0.38		79.88		0.51		90
11.03	10.30	11	10	0.37	(h)	479.48	(h)	0.47	(h)	18

15.25	33.94	1,472	1,051	0.25		3.27		0.89		35
11.55	3.12	685	450	0.25		10.14		1.54		44
11.65	1.05	279	173	0.26		20.50		1.25		35
12.09	11.75	121	80	0.22		53.70		1.11		90
11.04	10.40	11	10	0.23	(h)	479.19	(h)	0.61	(h)	18

15.26	34.14	17	15	0.15		44.92		1.06		35
11.56	3.18	13	12	0.15		112.23		2.06		44
11.65	1.09	12	12	0.16		106.19		1.66		35
12.10	11.96	13	12	0.11		147.15		1.35		90
11.04	10.40	11	10	0.12	(h)	479.00	(h)	0.72	(h)	18

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	179

Financial Highlights (continued)

Prudential Day One 2060 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions
Class R5
Year Ended 07/31/21	$11.57	$0.14	$3.78	$3.92	$(0.15)	$(0.06)	$(0.21)
Year Ended 07/31/20	11.66	0.21	0.20	0.41	(0.24)	(0.26)	(0.50)
Year Ended 07/31/19	12.11	0.02	0.02	0.04	(0.32)	(0.17)	(0.49)
Year Ended 07/31/18	11.05	0.16	1.16	1.32	(0.26)	—	(0.26)
December 13, 2016(g) through July 31, 2017	10.00	0.05	1.00	1.05	—	—	—

Class R6
Year Ended 07/31/21	11.58	0.15	3.81	3.96	(0.17)	(0.06)	(0.23)
Year Ended 07/31/20	11.66	0.24	0.18	0.42	(0.24)	(0.26)	(0.50)
Year Ended 07/31/19	12.11	0.22	(0.16)	0.06	(0.34)	(0.17)	(0.51)
Year Ended 07/31/18	11.06	0.22	1.11	1.33	(0.28)	—	(0.28)
December 13, 2016(g) through July 31, 2017	10.00	0.05	1.01	1.06	—	—	—

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

180

Prudential Day One 2060 Fund (continued)

		Ratios/Supplemental Data(b)(c)

Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$15.28	34.21%	$227	$154	0.05%		6.69%		1.02%		35%
11.57	3.30	95	84	0.05		22.80		1.91		44
11.66	1.21	67	35	0.06		45.88		0.15		35
12.11	12.06	16	13	0.01		140.94		1.39		90
11.05	10.50	11	10	0.02	(h)	478.98	(h)	0.83	(h)	18

15.31	34.50	5,912	4,213	0.00	(i)	2.32		1.11		35
11.58	3.46	2,154	1,657	0.00	(i)	7.79		2.09		44
11.66	1.39	1,424	981	0.00	(i)	14.67		1.90		35
12.11	12.12	452	266	0.00	(i)	42.30		1.84		90
11.06	10.60	52	19	0.00	(i)(h)	459.90	(h)	0.79	(h)	18
The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	181

Financial Highlights

Prudential Day One 2065 Fund

	Per Share Operating Performance(a)	Income (Loss) From Investment Operations			Less Dividends and Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total income (loss) from investment operations	Dividends from net investment income	Distributions from net realized gains	Total dividends and distributions

Class R1
Year Ended 07/31/21	$9.56	$0.06	$3.18	$3.24	$(0.05)	$(0.01)	$(0.06)
December 16, 2019(g) through July 31, 2020	10.00	0.02	(0.41)	(0.39)	(0.05)	—	(0.05)

Class R2
Year Ended 07/31/21	9.58	0.07	3.20	3.27	(0.07)	(0.01)	(0.08)
December 16, 2019(g) through July 31, 2020	10.00	0.03	(0.40)	(0.37)	(0.05)	—	(0.05)

Class R3
Year Ended 07/31/21	9.59	0.11	3.18	3.29	(0.09)	(0.01)	(0.10)
December 16, 2019(g) through July 31, 2020	10.00	0.04	(0.40)	(0.36)	(0.05)	—	(0.05)

Class R4
Year Ended 07/31/21	9.59	0.12	3.19	3.31	(0.10)	(0.01)	(0.11)
December 16, 2019(g) through July 31, 2020	10.00	0.05	(0.41)	(0.36)	(0.05)	—	(0.05)

Class R5
Year Ended 07/31/21	9.60	0.13	3.19	3.32	(0.11)	(0.01)	(0.12)
December 16, 2019(g) through July 31, 2020	10.00	0.05	(0.40)	(0.35)	(0.05)	—	(0.05)

Class R6
Year Ended 07/31/21	9.61	0.11	3.22	3.33	(0.12)	(0.01)	(0.13)
December 16, 2019(g) through July 31, 2020	10.00	0.01	(0.35)	(0.34)	(0.05)	—	(0.05)

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

182

Prudential Day One 2065 Fund (continued)

		Ratios/Supplemental Data(c)
Net asset value, end of period	Total Return(d)	Net assets, end of period (000)	Average net assets (000)	Expenses after waivers and/or expense reimbursement		Expenses before waivers and/or expense reimbursement		Net investment income (loss)		Portfolio turnover rate(e)

$12.74	33.98%	$13	$11	0.65%		96.73%		0.55%		94%
9.56	(3.96)	10	9	0.65	(h)	485.07	(h)	0.32	(h)	19

12.77	34.30	36	22	0.40		71.91		0.63		94
9.58	(3.75)	12	10	0.40	(h)	446.28	(h)	0.49	(h)	19

12.78	34.44	13	11	0.25		96.05		0.95		94
9.59	(3.65)	10	9	0.25	(h)	484.23	(h)	0.72	(h)	19

12.79	34.66	13	11	0.15		95.88		1.04		94
9.59	(3.64)	10	9	0.15	(h)	484.02	(h)	0.82	(h)	19

12.80	34.74	14	13	0.05		93.88		1.14		94
9.60	(3.54)	11	10	0.05	(h)	458.95	(h)	0.83	(h)	19

12.81	34.88	433	331	0.00	(i)	34.59		0.93		94
9.61	(3.43)	141	77	0.00	(i)(h)	166.46	(h)	0.11	(h)	19

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

Prudential Day One Funds	183

Financial Highlights (continued)

(a)	Calculated based on average shares outstanding during the period.
(b)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(c)

Does not include expenses of the underlying funds in which the Fund invests. Expenses waived/reimbursed include those of underlying funds in which the Fund invests. Consequently, the amount waived/reimbursed may be greater than the expense ratio reflected in the financial highlights.

(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Amount rounds to zero.
(g)	Commencement of operations. (h) Annualized.
(i)

As a result of reimbursing expenses, including underlying fund expenses, the Manager may reimburse amounts in excess of the respective share classes’ operating expenses. The effect of such waivers was as follows:

Expenses after waivers and/or reimbursement inclusive of excess expense reimbursement from the Manager

Fund	Year Ended 07/31/21		Year Ended 07/31/20		Year Ended 07/31/19	Year Ended 07/31/18	December 13, 2016(g) through July 31, 2017*
Prudential Day One Income Fund (Class R6)	(0.00	)%(f)	(0.00	)%(f)	(0.01)%	(0.09)%	(0.19	)%(h)
Prudential Day One 2015 Fund (Class R6)	(0.00	)%(f)	(0.01)%		(0.02)%	(0.11)%	(0.22	)%(h)
Prudential Day One 2020 Fund (Class R6)	(0.00	)%(f)	(0.01)%		(0.01)%	(0.10)%	(0.21	)%(h)
Prudential Day One 2025 Fund (Class R6)	0.00	%(f)	(0.00	)%(f)	(0.01)%	(0.09)%	(0.19	)%(h)
Prudential Day One 2030 Fund (Class R6)	(0.01)%		(0.01)%		(0.01)%	(0.07)%	(0.14	)%(h)
Prudential Day One 2035 Fund (Class R6)	(0.02)%		(0.03)%		(0.03)%	(0.11)%	(0.16	)%(h)
Prudential Day One 2040 Fund (Class R6)	(0.06)%		(0.06)%		(0.05)%	(0.11)%	(0.17	)%(h)
Prudential Day One 2045 Fund (Class R6)	(0.07)%		(0.07)%		(0.06)%	(0.12)%	(0.16	)%(h)
Prudential Day One 2050 Fund (Class R6)	(0.08)%		(0.08)%		(0.07)%	(0.13)%	(0.19	)%(h)
Prudential Day One 2055 Fund (Class R6)	(0.09)%		(0.10)%		(0.09)%	(0.13)%	(0.15	)%(h)
Prudential Day One 2060 Fund (Class R6)	(0.10)%		(0.10)%		(0.09)%	(0.14)%	(0.15	)%(h)
Prudential Day One 2065 Fund (Class R6)**	(0.10)%		(0.11	)%(h)	—	—	—

*	Certain prior year amounts have been classified for consistency with the current period presentation.

**	Commencement of operations was December 16, 2019.

The footnote legend is at the end of the Financial Highlights.	See Notes to Financial Statements.

184

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 5 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of fifteen series: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, Prudential Day One 2065 Fund, PGIM 60/40 Allocation Fund, PGIM Jennison Diversified Growth Fund and PGIM Jennison Rising Dividend Fund.

These financial statements relate only to the Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund (each a “Fund” and collectively referred to as the “Day One Funds”). The Day One Funds are classified as diversified funds for purposes of the 1940 Act.

The investment objective of each of the Day One Funds is to seek a balance between growth and conservation of capital. Each Day One Fund seeks to achieve its objective by investing in a combination of mutual funds in the PGIM fund family (each, an “Underlying Fund”). Each of the Day One Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds.

2.    Accounting Policies

The Day One Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Day One Funds in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Day One Funds consistently follow such policies in the preparation of their financial statements.

Securities Valuation: The Day One Funds hold securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Day One Funds’ investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which

Prudential Day One Funds 185

Notes to Financial Statements (continued)

fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Day One Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Day One Funds’ foreign investments may change on days when investors cannot purchase or redeem Day One Fund shares.

Various inputs determine how each Day One Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

186

reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is each of the Day One Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Prudential Day One Income Fund expects to pay dividends from net investment income quarterly. All other Day One Funds expect to pay dividends from net investment income annually. Each Day One Fund declares and pays its net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Day One Funds, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

Prudential Day One Funds 187

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The Manager, and not the Fund, pays for the services of QMA.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.02% of each of the Day One Funds’ average daily net assets. All amounts paid or payable by the Day One Funds to the Manager, under the agreement, are reflected in the Statement of Operations.

The Manager has contractually agreed, through November 30, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.15% of average daily net assets for Class R1 shares, 0.90% of average daily net assets for Class R2 shares, 0.75% of average daily net assets for Class R3 shares, 0.65% of average daily net assets for Class R4 shares, 0.55% of average daily net assets for Class R5 shares, and 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Day One Funds, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares of Day One Funds. The Day One Funds compensate PIMS for distributing and servicing the Day One Funds’ Class R1, Class R2 and Class R3 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Day One Funds compensate PIMS for distribution related activities at an annual rate of up to 0.50%, 0.25% and 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class R4, Class R5 and Class R6 shares of the Day One Funds.

The Day One Funds have adopted a Shareholder Services Plan with respect to Class R1, Class R2, Class R3 and Class R4 shares. Under the terms of the Shareholder Services Plan,

188

each Fund’s Class R1, Class R2, Class R3 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R1, Class R2, Class R3 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R1, Class R2, Class R3 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

PGIM Investments, PIMS, QMA and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as Day One Funds’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Day One Funds may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

5.    Investments in Affiliated Issuers

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended July 31, 2021, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Prudential Day One Income Fund	$15,147,938	$11,139,452
Prudential Day One 2015 Fund	8,876,273	8,167,000
Prudential Day One 2020 Fund	31,930,785	30,689,120
Prudential Day One 2025 Fund	41,326,719	35,844,519
Prudential Day One 2030 Fund	42,763,418	34,499,785
Prudential Day One 2035 Fund	27,107,777	26,895,742
Prudential Day One 2040 Fund	26,188,871	22,457,542
Prudential Day One 2045 Fund	22,168,689	15,015,130
Prudential Day One 2050 Fund	13,064,474	10,045,574
Prudential Day One 2055 Fund	6,741,183	5,286,870
Prudential Day One 2060 Fund	6,164,618	2,343,504
Prudential Day One 2065 Fund	607,909	374,688

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended July 31, 2021, is presented as follows:

Prudential Day One Funds	189

Notes to Financial Statements (continued)

Prudential Day One Income Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$3,408,580	$2,784,603	$1,397,736	$(114,126)	$(44,560)	$4,636,761	446,271	$87,854		$39,903

PGIM Global Real Estate Fund (Class R6)
1,273,590	896,649	1,133,681**	352,974	53,572	1,443,104	53,369	8,335	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
212,511	203,038	251,570	100,141	25,390	289,510	14,900	—		11,051

PGIM QMA Commodity Strategies Fund (Class R6)*
1,069,862	746,739	901,197	478,228	35,879	1,429,511	118,928	—		—

PGIM QMA International Developed Markets Index Fund (Class R6)
1,039,860	750,584	717,477	318,549	40,885	1,432,401	97,775	21,663		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
2,358,627	1,981,919	1,906,058	814,913	111,281	3,360,682	160,185	42,030		33,980

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
211,588	193,864	227,321	90,466	20,657	289,254	20,270	2,019		—

PGIM QMA US Broad Market Index Fund (Class R6)
1,284,716	1,057,850	1,049,761	458,538	60,417	1,811,760	91,273	20,235		11,236

PGIM TIPS Fund (Class R6)
4,910,065	3,811,003	2,120,790	113,284	(11,901)	6,701,661	618,805	266,223		56,522

PGIM Total Return Bond Fund (Class R6)
3,411,071	2,721,689	1,449,879	(16,354)	(25,297)	4,641,230	312,541	124,439		—

$19,180,470	$15,147,938	$11,155,470	$2,596,613	$266,323	$26,035,874		$572,798		$152,692

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$2,165,577	$1,926,352	$1,173,906	$—	$—	$2,918,023	2,918,023	$5,334		$—

$21,346,047	$17,074,290	$12,329,376	$2,596,613	$266,323	$28,953,897		$578,132		$152,692

Prudential Day One 2015 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 1,732,264	$1,407,932	$990,325	$(57,912)	$(22,609)	$2,069,350	199,167	$42,949	$19,897

190

Prudential Day One 2015 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

PGIM Global Real Estate Fund (Class R6)
$ 739,665	$503,494	$714,976**	$196,014	$33,479	$757,676	28,021	$3,233	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
123,421	112,501	156,423	48,403	24,100	152,002	7,823	—		6,359

PGIM QMA Commodity Strategies Fund (Class R6)*
621,352	423,635	584,345	259,501	30,403	750,546	62,441	—		—

PGIM QMA International Developed Markets Index Fund (Class R6)
724,701	491,777	585,505	197,755	43,663	872,391	59,549	14,960		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
1,494,361	1,297,661	1,390,430	483,471	105,625	1,990,688	94,885	26,389		21,335

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
245,769	202,293	296,181	81,771	39,710	273,362	19,156	2,324		—

PGIM QMA US Broad Market Index Fund (Class R6)
870,486	657,030	781,898	264,523	76,985	1,087,126	54,767	13,587		7,545

PGIM TIPS Fund (Class R6)
2,727,657	2,181,052	1,561,964	56,470	(6,499)	3,396,716	313,640	145,133		30,810

PGIM Total Return Bond Fund (Class R6)
1,981,229	1,598,898	1,115,558	(13,209)	(14,456)	2,436,904	164,101	70,847		—

$ 11,260,905	$8,876,273	$8,177,605	$1,516,787	$310,401	$13,786,761		$319,422		$85,946

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 1,160,478	$1,113,974	$845,188	$—	$—	$1,429,264	1,429,264	$2,797		$—

$ 12,421,383	$9,990,247	$9,022,793	$1,516,787	$310,401	$15,216,025		$322,219		$85,946

Prudential Day One 2020 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 7,019,471	$4,856,316	$3,040,654	$(230,665)	$(72,590)	$8,531,878	821,162	$165,996		$72,018

PGIM Global Real Estate Fund (Class R6)
3,497,028	1,615,599	2,628,023**	923,253	74,539	3,482,396	128,787	13,925	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
583,479	395,276	591,204	230,080	81,016	698,647	35,957	—		26,878

PGIM QMA Commodity Strategies Fund (Class R6)*
2,937,238	1,488,568	2,250,501	1,185,236	88,469	3,449,010	286,939	—		—

Prudential Day One Funds 191

Notes to Financial Statements (continued)

Prudential Day One 2020 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM QMA International Developed Markets Index Fund (Class R6)
$ 3,996,561	$1,921,184	$2,436,360	$1,068,176	$151,121	$4,700,682	320,866	$73,764	$—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
9,420,404	4,682,985	6,301,179	2,607,898	541,207	10,951,315	521,988	148,531	120,085

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
1,161,943	738,250	1,046,649	431,585	110,928	1,396,057	97,832	9,801	—

PGIM QMA US Broad Market Index Fund (Class R6)
4,703,404	2,662,419	3,247,097	1,466,115	244,409	5,829,250	293,665	65,552	36,400

PGIM TIPS Fund (Class R6)
11,723,121	7,676,203	5,267,939	222,433	(8,717)	14,345,101	1,324,571	583,587	118,276

PGIM Total Return Bond Fund (Class R6)
8,781,022	5,893,985	3,926,624	(72,139)	(36,149)	10,640,095	716,505	293,600	—

$ 53,823,671	$31,930,785	$30,736,230	$7,831,972	$1,174,233	$64,024,431		$1,354,756	$373,657

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 4,789,535	$3,235,104	$2,323,660	$—	$—	$5,700,979	5,700,979	$10,854	$—

$ 58,613,206	$35,165,889	$33,059,890	$7,831,972	$1,174,233	$69,725,410		$1,365,610	$373,657

Prudential Day One 2025 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 6,339,245	$4,575,228	$2,646,748	$(219,142)	$(64,922)	$7,983,661	768,399	$155,484		$70,510

PGIM Global Real Estate Fund (Class R6)
4,210,982	2,132,173	3,109,887**	1,219,454	64,966	4,517,688	167,074	21,523	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
702,599	515,907	706,172	306,595	87,415	906,344	46,647	—		34,479

PGIM QMA Commodity Strategies Fund (Class R6)*
3,536,792	1,940,603	2,641,861	1,510,768	128,179	4,474,481	372,253	—		—

PGIM QMA International Developed Markets Index Fund (Class R6)
6,188,016	3,183,315	3,635,013	1,746,752	229,448	7,712,518	526,452	121,710		—

192

Prudential Day One 2025 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM QMA Large-Cap Core Equity Fund (Class R6)
$ 12,761,102	$7,524,889	$7,950,327	$4,146,142	$602,838	$17,084,644	814,330	$212,293	$171,635

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
1,399,183	931,994	1,210,606	567,932	122,583	1,811,086	126,916	12,454	—

PGIM QMA US Broad Market Index Fund (Class R6)
6,371,381	3,490,623	3,997,472	2,098,767	319,233	8,282,532	417,256	93,692	52,026

PGIM TIPS Fund (Class R6)
13,410,374	9,542,844	5,695,216	277,535	(20,731)	17,514,806	1,617,249	710,723	146,677

PGIM Total Return Bond Fund (Class R6)
10,573,359	7,489,143	4,307,256	(78,286)	(55,397)	13,621,563	917,277	372,360	—

$ 65,493,033	$41,326,719	$35,900,558	$11,576,517	$1,413,612	$83,909,323		$1,700,239	$475,327

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$ 5,031,484	$3,815,472	$2,364,432	$—	$—	$6,482,524	6,482,524	$12,053	$—

$ 70,524,517	$45,142,191	$38,264,990	$11,576,517	$1,413,612	$90,391,847		$1,712,292	$475,327

Prudential Day One 2030 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 4,332,058	$3,649,414	$2,273,998	$(138,123)	$(50,554)	$5,518,797	531,164	$105,987		$48,997

PGIM Global Real Estate Fund (Class R6)
3,699,748	2,110,456	2,677,380**	1,112,284	48,866	4,293,974	158,801	21,546	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,234,608	899,665	1,256,418	524,107	148,585	1,550,547	79,802	—		62,006

PGIM QMA Commodity Strategies Fund (Class R6)*
2,486,120	1,768,556	1,904,265	1,155,276	67,440	3,573,127	297,265	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
1,229,191	753,552	847,921	194,022	32,718	1,361,562	101,761	21,850		—

PGIM QMA International Developed Markets Index Fund (Class R6)
6,644,152	3,926,783	3,687,116	2,015,570	136,508	9,035,897	616,785	133,732		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
13,703,569	7,489,591	7,932,970	4,415,670	530,538	18,206,398	867,798	234,187		189,336

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
1,843,667	2,004,010	1,776,529	951,049	76,222	3,098,419	217,128	16,860		—

Prudential Day One Funds 193

Notes to Financial Statements (continued)

Prudential Day One 2030 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM QMA US Broad Market Index Fund (Class R6)
$7,464,317	$4,676,564	$4,387,648	$2,696,178	$247,507	$10,696,918	538,888	$112,751	$62,608

PGIM TIPS Fund (Class R6)
8,061,484	8,135,989	4,070,735	203,607	(18,000)	12,312,345	1,136,874	479,308	89,665

PGIM Total Return Bond Fund (Class R6)
8,051,271	7,348,838	3,734,068	(42,323)	(57,556)	11,566,162	778,866	300,206	—

$58,750,185	$42,763,418	$34,549,048	$13,087,317	$1,162,274	$81,214,146		$1,426,427	$452,612

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$3,110,824	$3,851,546	$2,241,895	$—	$—	$4,720,475	4,720,475	$8,047	$—

$61,861,009	$46,614,964	$36,790,943	$13,087,317	$1,162,274	$85,934,621		$1,434,474	$452,612

Prudential Day One 2035 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$2,523,359	$2,092,401	$1,155,945	$(82,209)	$(28,273)	$3,349,333	322,361	$62,277		$26,541

PGIM Global Real Estate Fund (Class R6)
2,514,277	1,057,492	1,611,183**	719,367	14,215	2,694,168	99,636	13,330	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,006,819	597,597	859,295	439,671	102,048	1,286,840	66,230	—		46,806

PGIM QMA Commodity Strategies Fund (Class R6)*
2,027,435	1,054,245	1,443,866	844,309	59,719	2,541,842	211,468	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
1,503,595	774,384	773,256	243,750	31,955	1,780,428	133,066	24,901		—

PGIM QMA International Developed Markets Index Fund (Class R6)
6,403,332	3,166,446	3,042,964	1,914,294	91,320	8,532,428	582,418	119,278		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
13,715,153	5,360,754	7,279,532	3,984,914	563,458	16,344,747	779,063	218,353		176,534

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
2,004,675	1,713,179	1,678,392	979,828	66,494	3,085,784	216,243	17,079		—

194

Prudential Day One 2035 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM QMA US Broad Market Index Fund (Class R6)
$8,116,221	$3,136,093	$4,473,331	$2,387,178	$421,946	$9,588,107	483,028	$114,214	$63,421

PGIM TIPS Fund (Class R6)
4,551,336	3,961,641	2,262,382	106,339	(9,776)	6,347,158	586,072	249,630	47,032

PGIM Total Return Bond Fund (Class R6)
5,050,438	4,193,545	2,347,549	(27,232)	(35,074)	6,834,128	460,211	178,441	—

$49,416,640	$27,107,777	$26,927,695	$11,510,209	$1,278,032	$62,384,963		$997,503	$360,334

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$1,071,362	$1,623,152	$949,120	$—	$—	$1,745,394	1,745,394	$2,777	$—

$50,488,002	$28,730,929	$27,876,815	$11,510,209	$1,278,032	$64,130,357		$1,000,280	$360,334

Prudential Day One 2040 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$ 1,728,699	$1,653,453	$761,846	$(59,793)	$(20,739)	$2,539,774	244,444	$45,940		$19,573

PGIM Global Real Estate Fund (Class R6)
2,153,081	1,043,319	1,439,915**	627,063	25,398	2,408,946	89,088	12,769	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,293,281	822,779	1,142,657	578,479	139,511	1,691,393	87,051	—		64,538

PGIM QMA Commodity Strategies Fund (Class R6)*
1,736,176	1,017,774	1,195,759	771,221	56,966	2,386,378	198,534	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
2,146,106	1,310,387	1,125,247	378,305	36,541	2,746,092	205,239	38,306		—

PGIM QMA International Developed Markets Index Fund (Class R6)
6,326,772	3,780,100	2,885,880	2,051,651	53,099	9,325,742	636,569	126,509		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
11,309,850	5,082,753	5,610,475	3,617,224	406,260	14,805,612	705,701	194,062		156,896

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
3,004,066	2,103,877	2,205,615	1,447,405	116,567	4,466,300	312,985	27,586		—

PGIM QMA US Broad Market Index Fund (Class R6)
6,950,193	3,549,052	3,315,059	2,501,063	216,613	9,901,862	498,834	105,411		58,533

PGIM TIPS Fund (Class R6)
2,598,243	2,612,663	1,258,118	67,210	(6,855)	4,013,143	370,558	154,929		28,905

Prudential Day One Funds 195

Notes to Financial Statements (continued)

Prudential Day One 2040 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$3,459,952	$3,212,714	$1,544,933	$(17,122)	$(26,125)	$5,084,486	342,390	$130,002	$—

$42,706,419	$26,188,871	$22,485,504	$11,962,706	$997,236	$59,369,728		$835,514	$328,445

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$500,154	$1,051,444	$748,797	$—	$—	$802,801	802,801	$1,284	$—

$43,206,573	$27,240,315	$23,234,301	$11,962,706	$997,236	$60,172,529		$836,798	$328,445

Prudential Day One 2045 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$889,737	$836,859	$572,520	$(24,946)	$(9,677)	$1,119,453	107,743	$20,475		$9,962

PGIM Global Real Estate Fund (Class R6)
1,477,575	907,771	976,191**	465,272	(16,308)	1,858,119	68,717	10,444	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
1,183,366	877,099	940,865	589,203	61,777	1,770,580	91,126	—		58,716

PGIM QMA Commodity Strategies Fund (Class R6)*
893,579	812,324	686,069	442,548	10,197	1,472,579	122,511	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
1,767,363	1,508,594	929,817	318,277	6,345	2,670,762	199,609	30,626		—

PGIM QMA International Developed Markets Index Fund (Class R6)
5,210,536	3,772,019	2,185,063	1,700,517	(13,525)	8,484,484	579,146	103,673		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
7,761,248	4,653,787	3,455,314	2,811,036	65,582	11,836,339	564,172	128,832		104,570

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
2,356,110	2,053,494	1,545,273	1,221,448	11,019	4,096,798	287,092	21,025		—

PGIM QMA US Broad Market Index Fund (Class R6)
5,067,602	3,031,279	2,200,236	1,920,376	50,158	7,869,179	396,432	74,646		41,449

PGIM TIPS Fund (Class R6)
594,347	1,191,366	401,078	24,134	(1,685)	1,407,084	129,925	48,300		6,544

196

Prudential Day One 2045 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM Total Return Bond Fund (Class R6)
$2,374,371	$2,524,097	$1,141,296	$(6,649)	$(15,379)	$3,735,144	251,525	$88,597	$—

$29,575,834	$22,168,689	$15,033,722	$9,461,216	$148,504	$46,320,521		$526,618	$221,241

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$71,499	$346,517	$346,187	$—	$—	$71,829	71,829	$612	$—

$29,647,333	$22,515,206	$15,379,909	$9,461,216	$148,504	$46,392,350		$527,230	$221,241

Prudential Day One 2050 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Core Conservative Bond Fund (Class R6)
$384,555	$310,473	$333,806	$(9,959)	$(3,625)	$347,638	33,459	$7,612		$4,328

PGIM Global Real Estate Fund (Class R6)
957,942	549,879	655,103**	293,878	7,470	1,154,066	42,680	6,633	**	—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
767,202	547,950	594,137	401,544	35,011	1,157,570	59,576	—		38,232

PGIM QMA Commodity Strategies Fund (Class R6)*
579,331	438,317	448,070	270,233	17,647	857,458	71,336	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
1,336,780	1,051,745	700,607	246,799	10,097	1,944,814	145,352	23,492		—

PGIM QMA International Developed Markets Index Fund (Class R6)
3,565,677	2,528,780	1,624,810	1,171,017	30,007	5,670,671	387,077	71,227		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
5,031,838	2,930,517	2,316,586	1,801,258	134,231	7,581,258	361,356	84,992		68,715

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
1,718,448	1,069,841	1,056,898	833,456	37,471	2,602,318	182,363	15,529		—

PGIM QMA US Broad Market Index Fund (Class R6)
3,285,464	1,896,193	1,493,220	1,233,162	80,923	5,002,522	252,016	49,049		27,236

PGIM TIPS Fund (Class R6)
192,665	267,991	116,693	6,061	(465)	349,559	32,277	13,120		2,133

PGIM Total Return Bond Fund (Class R6)
1,346,926	1,472,788	717,719	(4,018)	(10,122)	2,087,855	140,596	51,752		—

$19,166,828	$13,064,474	$10,057,649	$6,243,431	$338,645	$28,755,729		$323,406		$140,644

Prudential Day One Funds 197

Notes to Financial Statements (continued)

Prudential Day One 2050 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$65,391	$380,453	$387,654	$—	$—	$58,190	58,190	$84	$—

$19,232,219	$13,444,927	$10,445,303	$6,243,431	$338,645	$28,813,919		$323,490	$140,644

Prudential Day One 2055 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):
PGIM Global Real Estate Fund (Class R6)
$530,862	$291,459	$353,465	**	$163,177	$2,451	$634,484	23,465	$3,264	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
531,446	341,691	403,802		264,649	29,710	763,694	39,305	—		26,427

PGIM QMA Commodity Strategies Fund (Class R6)*
321,033	235,125	242,457		148,452	9,257	471,410	39,219	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
846,650	639,928	421,343		155,527	5,697	1,226,459	91,664	14,984		—

PGIM QMA International Developed Markets Index Fund (Class R6)
2,184,266	1,420,875	927,394		713,646	9,637	3,401,030	232,152	43,521		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
2,681,080	1,508,565	1,167,041		965,828	69,070	4,057,502	193,399	45,612		36,877

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
1,058,145	586,419	611,569		506,220	18,667	1,557,882	109,172	9,635		—

PGIM QMA US Broad Market Index Fund (Class R6)
1,713,516	993,919	756,103		646,374	41,936	2,639,642	132,979	25,767		14,308

PGIM Total Return Bond Fund (Class R6)
746,423	723,202	410,706		(3,070)	(3,603)	1,052,246	70,858	26,939		—

$10,613,421	$6,741,183	$5,293,880		$3,560,803	$182,822	$15,804,349		$169,722		$77,612

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$54,109	$264,285	$272,541		$—	$—	$45,853	45,853	$61		$—

$10,667,530	$7,005,468	$5,566,421		$3,560,803	$182,822	$15,850,202		$169,783		$77,612

198

Prudential Day One 2060 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$192,451	$274,531	$167,681	**	$82,317	$(4,460)	$377,158	13,948	$2,626	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
192,662	326,213	173,882		126,208	1,678	472,879	24,338	—		12,871

PGIM QMA Commodity Strategies Fund (Class R6)*
116,382	197,684	108,960		74,111	1,032	280,249	23,315	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
345,281	607,455	199,396		70,663	(1,655)	822,348	61,461	6,364		—

PGIM QMA International Developed Markets Index Fund (Class R6)
867,317	1,394,008	457,630		336,728	(6,419)	2,134,004	145,666	23,410		—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
971,956	1,467,077	538,950		488,626	4,489	2,393,198	114,070	17,221		13,923

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
383,624	594,142	268,833		237,442	(1,421)	944,954	66,220	3,637		—

PGIM QMA US Broad Market Index Fund (Class R6)
621,196	941,784	332,749		316,248	3,842	1,550,321	78,102	9,728		5,402

PGIM Total Return Bond Fund (Class R6)
154,623	361,724	97,889		448	(1,928)	416,978	28,079	8,030		—

$3,845,492	$6,164,618	$2,345,970		$1,732,791	$(4,842)	$9,392,089		$71,016		$32,196

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$47,491	$342,391	$349,218		$—	$—	$40,664	40,664	$50		$—

$3,892,983	$6,507,009	$2,695,188		$1,732,791	$(4,842)	$9,432,753		$71,066		$32,196

Prudential Day One 2065 Fund:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wd):

PGIM Global Real Estate Fund (Class R6)
$9,619	$26,465	$19,973	**	$4,912	$(59)	$20,964	775	$145	**	$—

PGIM Jennison Small-Cap Core Equity Fund (Class R6)
9,629	31,617	21,761		6,359	440	26,284	1,353	—		545

PGIM QMA Commodity Strategies Fund (Class R6)*
5,817	19,335	13,933		4,071	286	15,576	1,296	—		—

PGIM QMA Emerging Markets Equity Fund (Class R6)
17,258	58,428	31,667		3,162	(439)	46,742	3,493	348		—

Prudential Day One Funds 199

Notes to Financial Statements (continued)

Prudential Day One 2065 Fund (cont’d.):

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

PGIM QMA International Developed Markets Index Fund (Class R6)
$45,225	$145,187	$84,265	$19,451	$(739)	$124,859	8,523	$1,029	$—

PGIM QMA Large-Cap Core Equity Fund (Class R6)
48,580	148,896	93,006	26,434	2,117	133,021	6,340	942	762

PGIM QMA Mid-Cap Core Equity Fund (Class R6)
19,172	60,016	38,748	13,272	(1,188)	52,524	3,681	199	—

PGIM QMA US Broad Market Index Fund (Class R6)
31,048	96,302	59,715	16,810	1,727	86,172	4,341	532	296

PGIM Total Return Bond Fund (Class R6)
5,796	21,663	11,735	181	(99)	15,806	1,064	332	—

$192,144	$607,909	$374,803	$94,652	$2,046	$521,948		$3,527	$1,603

Short-Term Investments - Affiliated Mutual Fund(wd):
PGIM Core Ultra Short Bond Fund
$193	$4,560	$4,411	$—	$—	$342	342	$—	$—

$192,337	$612,469	$379,214	$94,652	$2,046	$522,290		$3,527	$1,603

*	Non-income producing security.
**	Amount includes return of capital distribution.
(wd)	PGIM Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended July 31, 2021, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Prudential Day One Income Fund	$536,784	$108,690
Prudential Day One 2015 Fund	300,474	97,209
Prudential Day One 2020 Fund	1,230,453	485,041
Prudential Day One 2025 Fund	1,496,956	569,624
Prudential Day One 2030 Fund	1,344,614	436,327
Prudential Day One 2035 Fund	968,905	384,260
Prudential Day One 2040 Fund	851,368	319,558
Prudential Day One 2045 Fund	572,623	207,688

200

Fund	Ordinary Income	Long-Term Capital Gains
Prudential Day One 2050 Fund	$363,915	$138,174
Prudential Day One 2055 Fund	207,172	83,808
Prudential Day One 2060 Fund	80,997	24,850
Prudential Day One 2065 Fund	3,684	67

For the year ended July 31, 2020, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income	Long-Term Capital Gains
Prudential Day One Income Fund	$310,219	$127,316
Prudential Day One 2015 Fund	364,909	184,355
Prudential Day One 2020 Fund	1,318,310	745,589
Prudential Day One 2025 Fund	1,661,926	967,847
Prudential Day One 2030 Fund	1,327,992	1,223,889
Prudential Day One 2035 Fund	923,861	856,434
Prudential Day One 2040 Fund	711,558	900,215
Prudential Day One 2045 Fund	430,505	617,777
Prudential Day One 2050 Fund	305,625	282,318
Prudential Day One 2055 Fund	182,350	258,999
Prudential Day One 2060 Fund	61,690	50,515
Prudential Day One 2065 Fund	287	—

For the year ended July 31, 2021, the Day One Funds had the following amounts of accumulated undistributed earnings on a tax basis:

Fund	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains
Prudential Day One Income Fund	$401,852	$147,994
Prudential Day One 2015 Fund	346,088	173,587
Prudential Day One 2020 Fund	1,078,572	1,018,566
Prudential Day One 2025 Fund	1,824,765	810,172
Prudential Day One 2030 Fund	1,650,906	557,413
Prudential Day One 2035 Fund	890,845	910,863
Prudential Day One 2040 Fund	959,979	533,975
Prudential Day One 2045 Fund	327,778	172,938
Prudential Day One 2050 Fund	363,346	139,807
Prudential Day One 2055 Fund	181,814	81,637
Prudential Day One 2060 Fund	26,347	22,605
Prudential Day One 2065 Fund	5,053	1,132

The United States federal income tax basis of the Day One Funds’ investments and the net unrealized appreciation (depreciation) as of July 31, 2021 were as follows:

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Prudential Day One
Income Fund	$26,014,303	$4,063,516	$(1,123,922)	$2,939,594

Prudential Day One Funds 201

Notes to Financial Statements (continued)

Fund	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Prudential Day One 2015 Fund	$13,426,370	$2,672,102	$(882,447)	$1,789,655
Prudential Day One 2020 Fund	60,284,684	12,754,366	(3,313,640)	9,440,726
Prudential Day One 2025 Fund	77,118,867	17,267,512	(3,994,532)	13,272,980
Prudential Day One 2030 Fund	71,487,550	18,189,851	(3,742,780)	14,447,071
Prudential Day One 2035 Fund	51,481,458	15,350,398	(2,701,499)	12,648,899
Prudential Day One 2040 Fund	47,287,972	15,233,748	(2,349,191)	12,884,557
Prudential Day One 2045 Fund	36,689,520	11,594,172	(1,891,342)	9,702,830
Prudential Day One 2050 Fund	22,191,211	7,597,761	(975,053)	6,622,708
Prudential Day One 2055 Fund	12,260,885	4,401,129	(811,812)	3,589,317
Prudential Day One 2060 Fund	7,691,417	2,024,082	(282,746)	1,741,336
Prudential Day One 2065 Fund	431,409	99,141	(8,260)	90,881

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Day One Funds’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Day One Funds’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Day One Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended July 31, 2021 are subject to such review.

7.    Capital and Ownership

The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Day One Funds, at $0.001 par value per share. The Day One Funds offer Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares.

Under certain circumstances, an exchange may be made from specified share classes of the Day One Funds to one or more other share classes of the Day One Funds as presented in the table of transactions in shares of beneficial interest, below.

202

As of July 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Day One Funds as follows:

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One Income Fund–Class R1	2,217	99.0%
Prudential Day One Income Fund–Class R2	169,947	97.1
Prudential Day One Income Fund–Class R3	119,934	89.7
Prudential Day One Income Fund–Class R4	2,266	100.0
Prudential Day One Income Fund–Class R5	79,443	99.9
Prudential Day One Income Fund–Class R6	1,166,359	58.6
Prudential Day One 2015 Fund–Class R1	1,105	100.0
Prudential Day One 2015 Fund–Class R2	1,116	27.7
Prudential Day One 2015 Fund–Class R3	1,123	100.0
Prudential Day One 2015 Fund–Class R4	1,128	100.0
Prudential Day One 2015 Fund–Class R5	10,673	100.0
Prudential Day One 2015 Fund–Class R6	898,974	75.0
Prudential Day One 2020 Fund–Class R1	1,099	100.0
Prudential Day One 2020 Fund–Class R2	434,248	97.1
Prudential Day One 2020 Fund–Class R3	45,513	31.7
Prudential Day One 2020 Fund–Class R4	1,121	100.0
Prudential Day One 2020 Fund–Class R5	278,390	100.0
Prudential Day One 2020 Fund–Class R6	2,799,297	61.3
Prudential Day One 2025 Fund–Class R1	1,112	100.0
Prudential Day One 2025 Fund–Class R3	722,874	95.2
Prudential Day One 2025 Fund–Class R4	1,134	100.0
Prudential Day One 2025 Fund–Class R5	19,570	96.2
Prudential Day One 2025 Fund–Class R6	2,848,952	46.5
Prudential Day One 2030 Fund–Class R1	1,118	27.8
Prudential Day One 2030 Fund–Class R2	511,536	96.2
Prudential Day One 2030 Fund–Class R3	153,001	61.6
Prudential Day One 2030 Fund–Class R4	1,141	70.3
Prudential Day One 2030 Fund–Class R5	271,384	96.4
Prudential Day One 2030 Fund–Class R6	2,999,329	58.1
Prudential Day One 2035 Fund–Class R1	1,129	50.2
Prudential Day One 2035 Fund–Class R3	688,451	97.9
Prudential Day One 2035 Fund–Class R4	1,151	100.0
Prudential Day One 2035 Fund–Class R5	15,688	70.9
Prudential Day One 2035 Fund–Class R6	1,732,934	46.3
Prudential Day One 2040 Fund–Class R1	1,124	47.7
Prudential Day One 2040 Fund–Class R2	375,886	95.5
Prudential Day One 2040 Fund–Class R3	207,719	83.8
Prudential Day One 2040 Fund–Class R4	1,146	49.2
Prudential Day One 2040 Fund–Class R5	499,477	98.7
Prudential Day One 2040 Fund–Class R6	1,201,034	40.5
Prudential Day One 2045 Fund–Class R1	1,143	88.8
Prudential Day One 2045 Fund–Class R3	858,051	99.7
Prudential Day One 2045 Fund–Class R4	1,166	40.2
Prudential Day One 2045 Fund–Class R5	34,341	77.3
Prudential Day One 2045 Fund–Class R6	504,561	22.6
Prudential Day One 2050 Fund–Class R1	1,124	38.3
Prudential Day One 2050 Fund–Class R2	323,811	92.6
Prudential Day One 2050 Fund–Class R3	271,437	99.6
Prudential Day One 2050 Fund–Class R4	1,145	100.0
Prudential Day One 2050 Fund–Class R5	74,450	96.8
Prudential Day One 2050 Fund–Class R6	436,047	35.7

Prudential Day One Funds 203

Notes to Financial Statements (continued)

Fund	Number of Shares	Percentage of Outstanding Shares
Prudential Day One 2055 Fund–Class R1	1,146	93.5%
Prudential Day One 2055 Fund–Class R2	1,156	5.6
Prudential Day One 2055 Fund–Class R3	509,048	99.9
Prudential Day One 2055 Fund–Class R4	1,168	100.0
Prudential Day One 2055 Fund–Class R5	15,889	95.4
Prudential Day One 2055 Fund–Class R6	112,653	21.8
Prudential Day One 2060 Fund–Class R1	1,114	100.0
Prudential Day One 2060 Fund–Class R2	105,142	91.1
Prudential Day One 2060 Fund–Class R3	94,737	98.2
Prudential Day One 2060 Fund–Class R4	1,133	100.0
Prudential Day One 2060 Fund–Class R5	14,084	94.8
Prudential Day One 2060 Fund–Class R6	54,049	14.0
Prudential Day One 2065 Fund–Class R1	1,010	100.0
Prudential Day One 2065 Fund–Class R2	1,012	35.9
Prudential Day One 2065 Fund–Class R3	1,014	100.0
Prudential Day One 2065 Fund–Class R4	1,014	100.0
Prudential Day One 2065 Fund–Class R5	1,015	90.4
Prudential Day One 2065 Fund–Class R6	25,596	75.7

At the reporting period end, the number of shareholders holding greater than 5% of the Day One Funds are as follows:

	Affiliated		Unaffiliated
Fund	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
Prudential Day One Income Fund	3	61.0%	2	28.1%
Prudential Day One 2015 Fund	1	73.9	2	13.8
Prudential Day One 2020 Fund	3	64.6	2	20.3
Prudential Day One 2025 Fund	2	51.7	4	37.7
Prudential Day One 2030 Fund	2	56.3	3	25.1
Prudential Day One 2035 Fund	2	53.6	3	32.7
Prudential Day One 2040 Fund	4	55.5	3	34.7
Prudential Day One 2045 Fund	2	43.0	3	40.9
Prudential Day One 2050 Fund	3	53.5	2	28.3
Prudential Day One 2055 Fund	2	58.3	2	24.5
Prudential Day One 2060 Fund	3	41.2	2	41.0
Prudential Day One 2065 Fund	2	75.2	2	19.2

204

Transactions in shares of beneficial interest were as follows:

Prudential Day One Income Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares sold	— **	$2
Shares issued in reinvestment of dividends and distributions	36	413
Shares purchased	— **	(3)

Net increase (decrease) in shares outstanding	36	$412

Year ended July 31, 2020:
Shares sold	5	$45
Shares issued in reinvestment of dividends and distributions	42	445
Shares purchased	— **	(1)
Shares issued in merger	1,107	11,991

Net increase (decrease) in shares outstanding	1,154	$12,480

Class R2
Year ended July 31, 2021:
Shares sold	139,870	$1,561,165
Shares issued in reinvestment of dividends and distributions	4,554	51,947
Shares purchased	(138,265)	(1,584,824)

Net increase (decrease) in shares outstanding	6,159	$28,288

Year ended July 31, 2020:
Shares sold	92,109	$976,775
Shares issued in reinvestment of dividends and distributions	4,639	49,372
Shares purchased	(54,340)	(582,677)
Shares issued in merger	1,099	11,903

Net increase (decrease) in shares outstanding	43,507	$455,373

Class R3
Year ended July 31, 2021:
Shares sold	23,084	$265,225
Shares issued in reinvestment of dividends and distributions	2,866	32,737
Shares purchased	(42,557)	(488,317)

Net increase (decrease) in shares outstanding	(16,607)	$(190,355)

Year ended July 31, 2020:
Shares sold	40,258	$428,246
Shares issued in reinvestment of dividends and distributions	5,594	59,575
Shares purchased	(59,455)	(634,553)
Shares issued in merger	15,181	164,412

Net increase (decrease) in shares outstanding	1,578	$17,680

Class R4
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	48	$543

Net increase (decrease) in shares outstanding	48	$543

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	52	$553
Shares purchased	(69)	(748)
Shares issued in merger	1,106	11,974

Net increase (decrease) in shares outstanding	1,089	$11,779

Prudential Day One Funds 205

Notes to Financial Statements (continued)

Prudential Day One Income Fund (cont’d.):

Class R5	Shares	Amount
Year ended July 31, 2021:
Shares sold	13,737	$157,747
Shares issued in reinvestment of dividends and distributions	1,796	20,518
Shares purchased	(19,588)	(223,090)

Net increase (decrease) in shares outstanding	(4,055)	$(44,825)

Year ended July 31, 2020:
Shares sold	4,409	$45,965
Shares issued in reinvestment of dividends and distributions	805	8,177
Shares purchased	(4,976)	(52,089)
Shares issued in merger	77,225	836,350

Net increase (decrease) in shares outstanding	77,463	$838,403

Class R6
Year ended July 31, 2021:
Shares sold	949,757	$10,780,478
Shares issued in reinvestment of dividends and distributions	47,075	539,316
Shares purchased	(546,947)	(6,417,454)

Net increase (decrease) in shares outstanding	449,885	$4,902,340

Year ended July 31, 2020:
Shares sold	747,373	$7,981,292
Shares issued in reinvestment of dividends and distributions	30,197	319,413
Shares purchased	(242,037)	(2,565,000)
Shares issued in merger	359,275	3,894,544

Net increase (decrease) in shares outstanding	894,808	$9,630,249

**     Less than 1 share.

Prudential Day One 2015 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	19	$228

Net increase (decrease) in shares outstanding	19	$228

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	39	$427

Net increase (decrease) in shares outstanding	39	$427

206

Prudential Day One 2015 Fund (cont’d.):

Class R2	Shares	Amount
Year ended July 31, 2021:
Shares sold	263	$3,100
Shares issued in reinvestment of dividends and distributions	78	899
Shares purchased	(62)	(765)

Net increase (decrease) in shares outstanding	279	$3,234

Year ended July 31, 2020:
Shares sold	2,590	$28,369
Shares issued in reinvestment of dividends and distributions	138	1,508
Shares purchased	(40)	(410)

Net increase (decrease) in shares outstanding	2,688	$29,467

Class R3

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$279

Net increase (decrease) in shares outstanding	24	$279

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	44	$476

Net increase (decrease) in shares outstanding	44	$476

Class R4

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	26	$292

Net increase (decrease) in shares outstanding	26	$292

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	45	$491

Net increase (decrease) in shares outstanding	45	$491

Class R5

Year ended July 31, 2021:
Shares sold	3,389	$39,830
Shares issued in reinvestment of dividends and distributions	578	6,668
Shares purchased	(16,270)	(190,767)

Net increase (decrease) in shares outstanding	(12,303)	$(144,269)

Year ended July 31, 2020:
Shares sold	19,122	$209,587
Shares issued in reinvestment of dividends and distributions	205	2,248

Net increase (decrease) in shares outstanding	19,327	$211,835

Class R6

Year ended July 31, 2021:
Shares sold	573,357	$6,598,097
Shares issued in reinvestment of dividends and distributions	33,766	389,317
Shares purchased	(491,206)	(5,871,867)

Net increase (decrease) in shares outstanding	115,917	$1,115,547

Year ended July 31, 2020:
Shares sold	495,679	$5,365,312
Shares issued in reinvestment of dividends and distributions	49,782	544,114
Shares purchased	(475,189)	(4,984,294)

Net increase (decrease) in shares outstanding	70,272	$925,132

Prudential Day One Funds	207

Notes to Financial Statements (continued)

Prudential Day One 2020 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	20	$244

Net increase (decrease) in shares outstanding	20	$244

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	39	$436

Net increase (decrease) in shares outstanding	39	$436

Class R2

Year ended July 31, 2021:
Shares sold	192,601	$2,297,926
Shares issued in reinvestment of dividends and distributions	7,515	88,673
Shares purchased	(138,830)	(1,606,057)

Net increase (decrease) in shares outstanding	61,286	$780,542

Year ended July 31, 2020:
Shares sold	160,783	$1,768,410
Shares issued in reinvestment of dividends and distributions	12,874	143,677
Shares purchased	(97,817)	(1,047,821)

Net increase (decrease) in shares outstanding	75,840	$864,266

Class R3

Year ended July 31, 2021:
Shares sold	16,731	$200,116
Shares issued in reinvestment of dividends and distributions	3,030	35,790
Shares purchased	(12,733)	(147,665)

Net increase (decrease) in shares outstanding	7,028	$88,241

Year ended July 31, 2020:
Shares sold	53,354	$584,530
Shares issued in reinvestment of dividends and distributions	4,802	53,639
Shares purchased	(18,189)	(198,784)

Net increase (decrease) in shares outstanding	39,967	$439,385

Class R4

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	26	$308

Net increase (decrease) in shares outstanding	26	$308

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	45	$497

Net increase (decrease) in shares outstanding	45	$497

208

Prudential Day One 2020 Fund (cont’d.):

Class R5	Shares	Amount

Year ended July 31, 2021:
Shares sold	20,325	$248,151
Shares issued in reinvestment of dividends and distributions	6,643	78,525
Shares purchased	(68,856)	(805,076)

Net increase (decrease) in shares outstanding	(41,888)	$(478,400)

Year ended July 31, 2020:
Shares sold	15,281	$167,369
Shares issued in reinvestment of dividends and distributions	15,276	170,633
Shares purchased	(66,022)	(724,877)

Net increase (decrease) in shares outstanding	(35,465)	$(386,875)

Class R6

Year ended July 31, 2021:
Shares sold	1,759,390	$20,891,530
Shares issued in reinvestment of dividends and distributions	128,458	1,511,954
Shares purchased	(1,667,372)	(20,533,196)

Net increase (decrease) in shares outstanding	220,476	$1,870,288

Year ended July 31, 2020:
Shares sold	2,114,371	$23,030,803
Shares issued in reinvestment of dividends and distributions	152,293	1,695,016
Shares purchased	(1,076,629)	(11,553,813)

Net increase (decrease) in shares outstanding	1,190,035	$13,172,006

Prudential Day One 2025 Fund:
Class R1	Shares	Amount
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	19	$225

Net increase (decrease) in shares outstanding	19	$225

Year ended July 31, 2020:
Shares sold	334	$3,836
Shares issued in reinvestment of dividends and distributions	45	505
Shares purchased	(59,566)	(668,934)

Net increase (decrease) in shares outstanding	(59,187)	$(664,593)

Class R2

Year ended July 31, 2021:
Shares sold	3,434	$41,766
Shares issued in reinvestment of dividends and distributions	79	933
Shares purchased	(5,267)	(61,751)

Net increase (decrease) in shares outstanding	(1,754)	$(19,052)

Year ended July 31, 2020:
Shares sold	19,943	$224,123
Shares issued in reinvestment of dividends and distributions	528	5,909
Shares purchased	(22,981)	(230,241)

Net increase (decrease) in shares outstanding	(2,510)	$(209)

Prudential Day One Funds	209

Notes to Financial Statements (continued)

Prudential Day One 2025 Fund (cont’d.):

Class R3	Shares	Amount
Year ended July 31, 2021:
Shares sold	152,946	$1,836,914
Shares issued in reinvestment of dividends and distributions	15,252	181,348
Shares purchased	(124,536)	(1,495,173)

Net increase (decrease) in shares outstanding	43,662	$523,089

Year ended July 31, 2020:
Shares sold	154,151	$1,694,851
Shares issued in reinvestment of dividends and distributions	32,659	365,778
Shares purchased	(164,370)	(1,803,959)

Net increase (decrease) in shares outstanding	22,440	$256,670

Class R4

Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	25	$290

Net increase (decrease) in shares outstanding	25	$290

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	50	$568

Net increase (decrease) in shares outstanding	50	$568

Class R5

Year ended July 31, 2021:
Shares sold	8,776	$108,129
Shares issued in reinvestment of dividends and distributions	380	4,518
Shares purchased	(2,964)	(35,568)

Net increase (decrease) in shares outstanding	6,192	$77,079

Year ended July 31, 2020:
Shares sold	8,345	$92,370
Shares issued in reinvestment of dividends and distributions	1,172	13,119
Shares purchased	(21,783)	(236,251)

Net increase (decrease) in shares outstanding	(12,266)	$(130,762)

Class R6

Year ended July 31, 2021:
Shares sold	2,436,616	$29,051,786
Shares issued in reinvestment of dividends and distributions	157,922	1,879,266
Shares purchased	(1,966,940)	(24,563,060)

Net increase (decrease) in shares outstanding	627,598	$6,367,992

Year ended July 31, 2020:
Shares sold	2,626,509	$28,841,259
Shares issued in reinvestment of dividends and distributions	200,348	2,243,894
Shares purchased	(986,240)	(10,729,955)

Net increase (decrease) in shares outstanding	1,840,617	$20,355,198

210

Prudential Day One 2030 Fund:

Class R1	Shares	Amount

Year ended July 31, 2021:
Shares sold	643	$7,870
Shares issued in reinvestment of dividends and distributions	62	770
Shares purchased	(23)	(297)

Net increase (decrease) in shares outstanding	682	$8,343

Year ended July 31, 2020:
Shares sold	617	$6,964
Shares issued in reinvestment of dividends and distributions	156	1,801
Shares purchased	(339)	(3,727)

Net increase (decrease) in shares outstanding	434	$5,038

Class R2

Year ended July 31, 2021:
Shares sold	241,987	$3,013,429
Shares issued in reinvestment of dividends and distributions	8,734	107,950
Shares purchased	(144,723)	(1,785,584)

Net increase (decrease) in shares outstanding	105,998	$1,335,795

Year ended July 31, 2020:
Shares sold	244,858	$2,798,195
Shares issued in reinvestment of dividends and distributions	16,317	188,791
Shares purchased	(132,227)	(1,493,467)

Net increase (decrease) in shares outstanding	128,948	$1,493,519

Class R3

Year ended July 31, 2021:
Shares sold	70,467	$890,006
Shares issued in reinvestment of dividends and distributions	4,556	56,315
Shares purchased	(36,807)	(453,989)

Net increase (decrease) in shares outstanding	38,216	$492,332

Year ended July 31, 2020:
Shares sold	118,701	$1,289,839
Shares issued in reinvestment of dividends and distributions	7,510	86,811
Shares purchased	(33,830)	(358,120)

Net increase (decrease) in shares outstanding	92,381	$1,018,530

Class R4

Year ended July 31, 2021:
Shares sold	409	$5,178
Shares issued in reinvestment of dividends and distributions	29	352
Shares purchased	(1)	(10)

Net increase (decrease) in shares outstanding	437	$5,520

Year ended July 31, 2020:
Shares sold	68	$759
Shares issued in reinvestment of dividends and distributions	56	650

Net increase (decrease) in shares outstanding	124	$1,409

Prudential Day One Funds	211

Notes to Financial Statements (continued)

Prudential Day One 2030 Fund (cont’d.):

Class R5	Shares	Amount

Year ended July 31, 2021:
Shares sold	34,631	$447,573
Shares issued in reinvestment of dividends and distributions	6,267	77,457
Shares purchased	(39,051)	(501,701)

Net increase (decrease) in shares outstanding	1,847	$23,329

Year ended July 31, 2020:
Shares sold	51,590	$580,460
Shares issued in reinvestment of dividends and distributions	14,507	167,696
Shares purchased	(48,653)	(550,753)

Net increase (decrease) in shares outstanding	17,444	$197,403

Class R6

Year ended July 31, 2021:
Shares sold	2,373,744	$29,595,757
Shares issued in reinvestment of dividends and distributions	124,341	1,538,097
Shares purchased	(1,779,975)	(23,281,009)

Net increase (decrease) in shares outstanding	718,110	$7,852,845

Year ended July 31, 2020:
Shares sold	1,836,539	$20,634,327
Shares issued in reinvestment of dividends and distributions	182,034	2,106,132
Shares purchased	(747,262)	(8,329,816)

Net increase (decrease) in shares outstanding	1,271,311	$14,410,643

Prudential Day One 2035 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares sold	31	$393
Shares issued in reinvestment of dividends and distributions	37	462
Shares purchased	(11)	(138)

Net increase (decrease) in shares outstanding	57	$717

Year ended July 31, 2020:
Shares sold	44	$492
Shares issued in reinvestment of dividends and distributions	93	1,087
Shares purchased	(10)	(112)

Net increase (decrease) in shares outstanding	127	$1,467

212

Prudential Day One 2035 Fund (cont’d.):

Class R2	Shares	Amount
Year ended July 31, 2021:
Shares sold	9,471	$124,340
Shares issued in reinvestment of dividends and distributions	563	7,066
Shares purchased	(1,102)	(14,560)

Net increase (decrease) in shares outstanding	8,932	$116,846

Year ended July 31, 2020:
Shares sold	3,478	$38,282
Shares issued in reinvestment of dividends and distributions	1,493	17,401
Shares purchased	(7,595)	(83,668)

Net increase (decrease) in shares outstanding	(2,624)	$(27,985)

Class R3
Year ended July 31, 2021:
Shares sold	134,679	$1,751,498
Shares issued in reinvestment of dividends and distributions	13,000	163,407
Shares purchased	(78,707)	(1,005,651)

Net increase (decrease) in shares outstanding	68,972	$909,254

Year ended July 31, 2020:
Shares sold	178,747	$1,970,422
Shares issued in reinvestment of dividends and distributions	28,351	330,570
Shares purchased	(120,390)	(1,311,527)

Net increase (decrease) in shares outstanding	86,708	$989,465

Class R4
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$300

Net increase (decrease) in shares outstanding	24	$300

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	54	$623

Net increase (decrease) in shares outstanding	54	$623

Class R5
Year ended July 31, 2021:
Shares sold	9,956	$130,535
Shares issued in reinvestment of dividends and distributions	340	4,273
Shares purchased	(892)	(11,968)

Net increase (decrease) in shares outstanding	9,404	$122,840

Year ended July 31, 2020:
Shares sold	5,847	$64,705
Shares issued in reinvestment of dividends and distributions	505	5,887
Shares purchased	(1,875)	(20,733)

Net increase (decrease) in shares outstanding	4,477	$49,859

Prudential Day One Funds	213

Notes to Financial Statements (continued)

Prudential Day One 2035 Fund (cont’d.):

Class R6	Shares	Amount

Year ended July 31, 2021:
Shares sold	1,286,015	$16,281,374
Shares issued in reinvestment of dividends and distributions	93,688	1,177,657
Shares purchased	(1,335,697)	(17,744,581)

Net increase (decrease) in shares outstanding	44,006	$(285,550)

Year ended July 31, 2020:
Shares sold	2,067,242	$23,052,328
Shares issued in reinvestment of dividends and distributions	122,294	1,424,727
Shares purchased	(607,710)	(6,672,279)

Net increase (decrease) in shares outstanding	1,581,826	$17,804,776

Prudential Day One 2040 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares sold	438	$5,745
Shares issued in reinvestment of dividends and distributions	32	415
Shares purchased	(11)	(140)

Net increase (decrease) in shares outstanding	459	$6,020

Year ended July 31, 2020:
Shares sold	464	$5,111
Shares issued in reinvestment of dividends and distributions	69	818
Shares purchased	(5)	(58)

Net increase (decrease) in shares outstanding	528	$5,871

Class R2

Year ended July 31, 2021:
Shares sold	132,019	$1,735,072
Shares issued in reinvestment of dividends and distributions	5,799	74,226
Shares purchased	(47,299)	(605,801)

Net increase (decrease) in shares outstanding	90,519	$1,203,497

Year ended July 31, 2020:
Shares sold	126,371	$1,420,124
Shares issued in reinvestment of dividends and distributions	11,710	139,003
Shares purchased	(43,489)	(478,405)

Net increase (decrease) in shares outstanding	94,592	$1,080,722

214

Prudential Day One 2040 Fund (cont’d.):

Class R3	Shares	Amount
Year ended July 31, 2021:
Shares sold	107,910	$1,398,004
Shares issued in reinvestment of dividends and distributions	4,509	57,765
Shares purchased	(53,584)	(713,845)

Net increase (decrease) in shares outstanding	58,835	$741,924

Year ended July 31, 2020:
Shares sold	81,088	$912,607
Shares issued in reinvestment of dividends and distributions	7,295	86,591
Shares purchased	(27,353)	(305,634)

Net increase (decrease) in shares outstanding	61,030	$693,564

Class R4

Year ended July 31, 2021:
Shares sold	791	$10,399
Shares issued in reinvestment of dividends and distributions	37	470
Shares purchased	(2)	(32)

Net increase (decrease) in shares outstanding	826	$10,837

Year ended July 31, 2020:
Shares sold	380	$3,975
Shares issued in reinvestment of dividends and distributions	55	654
Shares purchased	— **	(3)

Net increase (decrease) in shares outstanding	435	$4,626

Class R5

Year ended July 31, 2021:
Shares sold	28,937	$388,383
Shares issued in reinvestment of dividends and distributions	10,557	135,338
Shares purchased	(61,463)	(795,861)

Net increase (decrease) in shares outstanding	(21,969)	$(272,140)

Year ended July 31, 2020:
Shares sold	23,394	$265,267
Shares issued in reinvestment of dividends and distributions	27,154	322,589
Shares purchased	(42,259)	(465,844)

Net increase (decrease) in shares outstanding	8,289	$122,012

Class R6

Year ended July 31, 2021:
Shares sold	1,136,424	$14,483,421
Shares issued in reinvestment of dividends and distributions	70,414	902,712
Shares purchased	(947,673)	(13,048,863)

Net increase (decrease) in shares outstanding	259,165	$2,337,270

Year ended July 31, 2020:
Shares sold	1,558,692	$17,394,600
Shares issued in reinvestment of dividends and distributions	89,404	1,062,118
Shares purchased	(466,992)	(5,166,964)

Net increase (decrease) in shares outstanding	1,181,104	$13,289,754

**	Less than 1 share.

Prudential Day One Funds	215

Notes to Financial Statements (continued)

Prudential Day One 2045 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares sold	1	$13
Shares issued in reinvestment of dividends and distributions	20	246
Shares purchased	(2)	(20)

Net increase (decrease) in shares outstanding	19	$239

Year ended July 31, 2020:
Shares sold	74	$826
Shares issued in reinvestment of dividends and distributions	57	668
Shares purchased	(1)	(12)

Net increase (decrease) in shares outstanding	130	$1,482

Class R2
Year ended July 31, 2021:
Shares sold	9,123	$128,021
Shares issued in reinvestment of dividends and distributions	270	3,426
Shares purchased	(5,351)	(63,990)

Net increase (decrease) in shares outstanding	4,042	$67,457

Year ended July 31, 2020:
Shares sold	11,513	$135,148
Shares issued in reinvestment of dividends and distributions	458	5,365
Shares purchased	(1,154)	(10,518)

Net increase (decrease) in shares outstanding	10,817	$129,995

Class R3
Year ended July 31, 2021:
Shares sold	158,202	$2,077,213
Shares issued in reinvestment of dividends and distributions	14,999	190,190
Shares purchased	(82,155)	(1,066,433)

Net increase (decrease) in shares outstanding	91,046	$1,200,970

Year ended July 31, 2020:
Shares sold	183,686	$2,024,049
Shares issued in reinvestment of dividends and distributions	35,825	419,508
Shares purchased	(114,173)	(1,229,479)

Net increase (decrease) in shares outstanding	105,338	$1,214,078

Class R4
Year ended July 31, 2021:
Shares sold	303	$4,074
Shares issued in reinvestment of dividends and distributions	55	702
Shares purchased	(236)	(3,141)

Net increase (decrease) in shares outstanding	122	$1,635

Year ended July 31, 2020:
Shares sold	722	$8,508
Shares issued in reinvestment of dividends and distributions	139	1,625
Shares purchased	(750)	(8,814)

Net increase (decrease) in shares outstanding	111	$1,319

216

Prudential Day One 2045 Fund (cont’d.):

Class R5	Shares	Amount
Year ended July 31, 2021:
Shares sold	11,317	$152,206
Shares issued in reinvestment of dividends and distributions	795	10,095
Shares purchased	(3,386)	(46,569)

Net increase (decrease) in shares outstanding	8,726	$115,732

Year ended July 31, 2020:
Shares sold	22,684	$251,590
Shares issued in reinvestment of dividends and distributions	1,042	12,198
Shares purchased	(3,078)	(33,048)

Net increase (decrease) in shares outstanding	20,648	$230,740

Class R6
Year ended July 31, 2021:
Shares sold	1,115,340	$14,940,814
Shares issued in reinvestment of dividends and distributions	45,291	575,652
Shares purchased	(696,112)	(9,710,184)

Net increase (decrease) in shares outstanding	464,519	$5,806,282

Year ended July 31, 2020:
Shares sold	1,240,753	$13,733,547
Shares issued in reinvestment of dividends and distributions	51,955	608,918
Shares purchased	(356,334)	(3,853,353)

Net increase (decrease) in shares outstanding	936,374	$10,489,112

Prudential Day One 2050 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares sold	738	$9,496
Shares issued in reinvestment of dividends and distributions	40	516
Shares purchased	(742)	(8,570)

Net increase (decrease) in shares outstanding	36	$1,442

Year ended July 31, 2020:
Shares sold	1,307	$14,746
Shares issued in reinvestment of dividends and distributions	118	1,410
Shares purchased	(12,891)	(149,037)

Net increase (decrease) in shares outstanding	(11,466)	$(132,881)

Class R2
Year ended July 31, 2021:
Shares sold	119,447	$1,608,950
Shares issued in reinvestment of dividends and distributions	4,895	63,192
Shares purchased	(44,861)	(578,117)

Net increase (decrease) in shares outstanding	79,481	$1,094,025

Year ended July 31, 2020:
Shares sold	126,270	$1,416,173
Shares issued in reinvestment of dividends and distributions	8,762	104,528
Shares purchased	(33,247)	(371,927)

Net increase (decrease) in shares outstanding	101,785	$1,148,774

Prudential Day One Funds	217

Notes to Financial Statements (continued)

Prudential Day One 2050 Fund (cont’d.):

Class R3	Shares	Amount
Year ended July 31, 2021:
Shares sold	109,334	$1,480,491
Shares issued in reinvestment of dividends and distributions	4,193	54,169
Shares purchased	(32,697)	(452,451)

Net increase (decrease) in shares outstanding	80,830	$1,082,209

Year ended July 31, 2020:
Shares sold	102,157	$1,148,166
Shares issued in reinvestment of dividends and distributions	5,651	67,469
Shares purchased	(8,492)	(94,927)

Net increase (decrease) in shares outstanding	99,316	$1,120,708

Class R4
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	22	$286

Net increase (decrease) in shares outstanding	22	$286

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	49	$580

Net increase (decrease) in shares outstanding	49	$580

Class R5
Year ended July 31, 2021:
Shares sold	13,639	$184,166
Shares issued in reinvestment of dividends and distributions	1,405	18,148
Shares purchased	(5,572)	(70,272)

Net increase (decrease) in shares outstanding	9,472	$132,042

Year ended July 31, 2020:
Shares sold	16,683	$186,519
Shares issued in reinvestment of dividends and distributions	2,934	34,998
Shares purchased	(15,223)	(175,793)

Net increase (decrease) in shares outstanding	4,394	$45,724

Class R6
Year ended July 31, 2021:
Shares sold	541,857	$7,200,121
Shares issued in reinvestment of dividends and distributions	28,267	365,778
Shares purchased	(476,219)	(6,810,645)

Net increase (decrease) in shares outstanding	93,905	$755,254

Year ended July 31, 2020:
Shares sold	704,851	$7,858,230
Shares issued in reinvestment of dividends and distributions	31,712	378,958
Shares purchased	(213,786)	(2,420,269)

Net increase (decrease) in shares outstanding	522,777	$5,816,919

218

Prudential Day One 2055 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares sold	1	$6
Shares issued in reinvestment of dividends and distributions	20	257
Shares purchased	(1)	(11)

Net increase (decrease) in shares outstanding	20	$252

Year ended July 31, 2020:
Shares sold	1	$18
Shares issued in reinvestment of dividends and distributions	62	728
Shares purchased	(190)	(2,045)

Net increase (decrease) in shares outstanding	(127)	$(1,299)

Class R2
Year ended July 31, 2021:
Shares sold	9,437	$134,853
Shares issued in reinvestment of dividends and distributions	242	3,101
Shares purchased	(1,591)	(20,283)

Net increase (decrease) in shares outstanding	8,088	$117,671

Year ended July 31, 2020:
Shares sold	8,106	$83,214
Shares issued in reinvestment of dividends and distributions	272	3,221
Shares purchased	(1,305)	(14,958)

Net increase (decrease) in shares outstanding	7,073	$71,477

Class R3
Year ended July 31, 2021:
Shares sold	126,972	$1,683,374
Shares issued in reinvestment of dividends and distributions	9,342	119,572
Shares purchased	(55,535)	(736,100)

Net increase (decrease) in shares outstanding	80,779	$1,066,846

Year ended July 31, 2020:
Shares sold	137,123	$1,516,194
Shares issued in reinvestment of dividends and distributions	17,632	208,411
Shares purchased	(46,613)	(521,879)

Net increase (decrease) in shares outstanding	108,142	$1,202,726

Class R4
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	24	$308

Net increase (decrease) in shares outstanding	24	$308

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	56	$658

Net increase (decrease) in shares outstanding	56	$658

Prudential Day One Funds	219

Notes to Financial Statements (continued)

Prudential Day One 2055 Fund (cont’d.):

Class R5	Shares	Amount
Year ended July 31, 2021:
Shares sold	7,827	$108,262
Shares issued in reinvestment of dividends and distributions	279	3,582
Shares purchased	(3,369)	(47,993)

Net increase (decrease) in shares outstanding	4,737	$63,851

Year ended July 31, 2020:
Shares sold	4,597	$50,980
Shares issued in reinvestment of dividends and distributions	503	5,946
Shares purchased	(1,006)	(11,877)

Net increase (decrease) in shares outstanding	4,094	$45,049

Class R6
Year ended July 31, 2021:
Shares sold	250,509	$3,303,703
Shares issued in reinvestment of dividends and distributions	12,815	164,160
Shares purchased	(225,431)	(3,211,683)

Net increase (decrease) in shares outstanding	37,893	$256,180

Year ended July 31, 2020:
Shares sold	312,774	$3,450,675
Shares issued in reinvestment of dividends and distributions	18,814	222,385
Shares purchased	(166,824)	(1,831,847)

Net increase (decrease) in shares outstanding	164,764	$1,841,213

Prudential Day One 2060 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	12	$156

Net increase (decrease) in shares outstanding	12	$156

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	41	$493

Net increase (decrease) in shares outstanding	41	$493

Class R2
Year ended July 31, 2021:
Shares sold	49,780	$674,437
Shares issued in reinvestment of dividends and distributions	1,158	15,188
Shares purchased	(12,737)	(169,812)

Net increase (decrease) in shares outstanding	38,201	$519,813

Year ended July 31, 2020:
Shares sold	50,597	$550,938
Shares issued in reinvestment of dividends and distributions	1,809	21,784
Shares purchased	(8,611)	(95,236)

Net increase (decrease) in shares outstanding	43,795	$477,486

220

Prudential Day One 2060 Fund (cont’d.):

Class R3	Shares	Amount
Year ended July 31, 2021:
Shares sold	51,569	$709,881
Shares issued in reinvestment of dividends and distributions	1,050	13,805
Shares purchased	(15,439)	(217,745)

Net increase (decrease) in shares outstanding	37,180	$505,941

Year ended July 31, 2020:
Shares sold	40,451	$439,178
Shares issued in reinvestment of dividends and distributions	1,382	16,673
Shares purchased	(6,422)	(68,601)

Net increase (decrease) in shares outstanding	35,411	$387,250

Class R4
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	17	$225

Net increase (decrease) in shares outstanding	17	$225

Year ended July 31, 2020:
Shares issued in reinvestment of dividends and distributions	43	$526

Net increase (decrease) in shares outstanding	43	$526

Class R5
Year ended July 31, 2021:
Shares sold	8,249	$114,928
Shares issued in reinvestment of dividends and distributions	161	2,122
Shares purchased	(1,778)	(24,825)

Net increase (decrease) in shares outstanding	6,632	$92,225

Year ended July 31, 2020:
Shares sold	4,350	$48,828
Shares issued in reinvestment of dividends and distributions	277	3,345
Shares purchased	(2,133)	(24,413)

Net increase (decrease) in shares outstanding	2,494	$27,760

Class R6
Year ended July 31, 2021:
Shares sold	297,863	$4,120,445
Shares issued in reinvestment of dividends and distributions	5,650	74,351
Shares purchased	(103,263)	(1,483,494)

Net increase (decrease) in shares outstanding	200,250	$2,711,302

Year ended July 31, 2020:
Shares sold	138,327	$1,562,305
Shares issued in reinvestment of dividends and distributions	5,748	69,384
Shares purchased	(80,228)	(883,215)

Net increase (decrease) in shares outstanding	63,847	$748,474

Prudential Day One Funds	221

Notes to Financial Statements (continued)

Prudential Day One 2065 Fund:

Class R1	Shares	Amount
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	5	$59

Net increase (decrease) in shares outstanding	5	$59

Period ended July 31, 2020*:
Shares sold	1,000	$9,996
Shares issued in reinvestment of dividends and distributions	5	46

Net increase (decrease) in shares outstanding	1,005	$10,042

Class R2
Year ended July 31, 2021:
Shares sold	1,943	$22,284
Shares issued in reinvestment of dividends and distributions	12	136
Shares purchased	(346)	(3,850)

Net increase (decrease) in shares outstanding	1,609	$18,570

Period ended July 31, 2020*:
Shares sold	1,206	$11,784
Shares issued in reinvestment of dividends and distributions	5	47

Net increase (decrease) in shares outstanding	1,211	$11,831

Class R3
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	9	$97

Net increase (decrease) in shares outstanding	9	$97

Period ended July 31, 2020*:
Shares sold	1,000	$9,996
Shares issued in reinvestment of dividends and distributions	5	48

Net increase (decrease) in shares outstanding	1,005	$10,044

Class R4
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	9	$107

Net increase (decrease) in shares outstanding	9	$107

Period ended July 31, 2020*:
Shares sold	1,000	$9,996
Shares issued in reinvestment of dividends and distributions	5	48

Net increase (decrease) in shares outstanding	1,005	$10,044

Class R5
Year ended July 31, 2021:
Shares issued in reinvestment of dividends and distributions	12	$129

Net increase (decrease) in shares outstanding	12	$129

Period ended July 31, 2020*:
Shares sold	1,106	$11,084
Shares issued in reinvestment of dividends and distributions	5	49

Net increase (decrease) in shares outstanding	1,111	$11,133

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Prudential Day One 2065 Fund (cont’d.):

Class R6	Shares	Amount
Year ended July 31, 2021:
Shares sold	45,584	$529,603
Shares issued in reinvestment of dividends and distributions	293	3,223
Shares purchased	(26,763)	(319,901)

Net increase (decrease) in shares outstanding	19,114	$212,925

Period ended July 31, 2020*:
Shares sold	14,927	$142,508
Shares issued in reinvestment of dividends and distributions	5	49
Shares purchased	(235)	(2,202)

Net increase (decrease) in shares outstanding	14,697	$140,355

*	Commencement of operations was December 16, 2019.

8.    Borrowings

The Trust, on behalf of the Day One Funds, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Day One Funds utilized the SCA during the year ended July 31, 2021. The average

Prudential Day One Funds	223

Notes to Financial Statements (continued)

balance outstanding is for the number of days the Day One Funds utilized the credit facility.

Fund	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at July 31, 2021
Prudential Day One 2030 Fund	$1,639,000	1.40%	3	$1,639,000	$—
Prudential Day One 2035 Fund	1,068,000	1.40	3	1,068,000	—
Prudential Day One 2040 Fund	1,107,000	1.40	3	1,107,000	—

9.    Risks of Investing in the Day One Funds

The Day One Funds’ risks include, but are not limited to, some or all of the risks discussed below. For further information on the risks applicable to any given Day One Fund, please refer to the Prospectus and Statement of Additional Information of that Day One Fund.

Affiliated Funds Risk: A Day One Fund’s Manager serves as manager of the Underlying Funds. In addition, a Day One Fund invests in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among a Day One Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to a Day One Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate a Day One Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, a Day One Fund has adopted procedures to mitigate these concerns.

Asset Allocation Risk: A Day One Fund’s risks will directly correspond to the risks of the Underlying Funds in which it invests. By investing in many Underlying Funds, a Day One Fund has partial exposure to the risks of many different areas in the market, and a Day One Fund’s overall level of risk should decline over time. However, the selection of the Underlying Funds and the allocation of a Day One Fund’s assets among the various asset classes and market sectors could cause a Day One Fund to underperform other funds with a similar investment objective.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of a Day One Fund’s assets invested in various Underlying Funds, a Day One Fund’s actual exposure to the securities in a particular asset class may vary substantially

224

from the allocation to that asset class. There is a risk that the Manager’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

Credit Risk, Market Risk and Interest Rate Risk: Certain Underlying Funds may invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. An Underlying Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Derivatives Risk: Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.

The US Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risks: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. An Underlying Fund’s holdings can vary significantly from broad market indices and the performance of the Underlying

Prudential Day One Funds	225

Notes to Financial Statements (continued)

Fund can deviate from the performance of these indices. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Fixed Income Risk: As with credit risk, market risk and interest rate risk, an Underlying Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.

Fund of Funds Risk: The value of an investment in a Day One Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in a Day One Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because a Day One Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in a Day One Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose a Day One Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, a Day One Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Fund Rebalancing Risk: Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of a Day One Fund’s allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus a Day One Fund’s performance. The impact of rebalancing is likely to be greater when a Day One Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of a Day One Fund’s investments in the event of significant market or other events that may require more rapid action.

226

Increase in Expenses Risk: Your actual cost of investing in a Day One Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Day One Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Day One Fund securities can increase expenses.

Index Tracking Risk: While certain Underlying Funds generally seek to track the performance of an index as closely as possible (i.e., achieve a high degree of correlation with an index), the return may not match or achieve a high degree of correlation with the return of the index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Investment Style Risk: Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, a Day One Fund may underperform other funds that use different investment styles.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of a Day One Fund’s shares. There is no requirement that these entities maintain their investment in a Day One Fund. There is a risk that such large shareholders or that a Day One Fund’s shareholders generally may redeem all or a substantial portion of their investments in a Day One Fund in a short period of time, which could have a significant negative impact on a Day One Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact a Day One Fund’s ability to implement its investment strategy. A Day One Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, a Day One Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offering rates (IBOR). There still remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the any phase-out of these reference rates. The lack of consensus around replacement rates and the uncertainty of the phase out of LIBOR and other IBORs may result in increased volatility in corporate or governmental debt, bank loans, derivatives and other instruments invested in by a Day One Fund as well as loan facilities used by a Day One Fund.

Prudential Day One Funds	227

Notes to Financial Statements (continued)

The potential effect of a transition away from LIBOR on a Day One Fund or the financial instruments in which a Day One Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Day One Fund’s performance and/or net asset value. Certain proposed replacement rates to LIBOR, such as the Secured Overnight Financing Rate (“SOFR”), are materially different from LIBOR, and changes in the applicable spread for instruments previously linked to LIBOR will need to be made in order for instruments to pay similar rates. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to reduced coupons on debt held by a Day One Fund, higher rates required to be paid by a Day One Fund on bank lines of credit due to increases in spreads, increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Day One Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR and the other IBORs as benchmarks could deteriorate during the transition period, these effects could begin to be experienced by the end of 2021 and beyond until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates.

Liquidity Risk: An Underlying Fund may not be able to sell a holding in a timely manner at a desired price. This risk could affect both stock and bond funds in which the fund invests, but typically represents a greater risk for bond funds. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit an Underlying Fund’s ability to sell a holding at a suitable price.

Management Risk: The value of your investment may decrease if judgments by a Day One Fund’s subadviser or the subadvisers of the Underlying Funds about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of

228

stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on a Day One Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which a Day One Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Events Risk: Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadvisers of the Underlying Funds.

Market Risk: Securities markets may be volatile and the market prices of a Day One Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by a Day One Fund fall, the value of your investment in a Day One Fund will decline.

New Fund Risk: A Day One Fund recently commenced operations. As a new and relatively small fund, a Day One Fund’s performance may not represent how a Day One Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller

Prudential Day One Funds	229

Notes to Financial Statements (continued)

funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in a Day One Fund bear the risk that a Day One Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in a Day One Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Portfolio Turnover Risk: A Day One Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, a Day One Fund’s, performance and can have adverse tax consequences.

Target Date/Income Risk: A Day One Fund may suffer losses near, at or after the target date, and a Day One Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. A Day One Fund does not assure an shareholder that he or she will be able to retire in the target year identified in a Day One Fund name or that the assets in the Day One Funds will provide income in amounts adequate to meet the shareholder’s retirement or financial goals. These risks may be increased to the extent that the participant begins to make withdrawals significantly before a Day One Fund’s target year. For shareholders who are close to or in retirement, a Day One Fund’s equity exposure may result in investment volatility that could reduce an shareholder’s available retirement assets at a time when the shareholder has a need to withdraw funds. For shareholders who are farther from retirement, there is a risk a Day One Fund may invest too much in investments designed to ensure capital conservation and/or current income, which may prevent the shareholder from meeting his or her retirement goals.

10.    Reorganization

On September 11, 2019, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of Prudential Day One 2010 Fund (the “Merged Fund”) for shares of Prudential Day One Income Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund respectively. The reorganization took place on January 3, 2020.

230

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
Prudential Day One 2010 Fund	$4,959,371	$4,721,835

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on January 3, 2020:

Merged Fund		Acquiring Fund
Prudential Day One 2010 Fund		Prudential Day One Income Fund
Class	Shares	Class	Shares	Value
R1	1,132	R1	1,107	$11,991
R2	1,124	R2	1,099	11,903
R3	15,530	R3	15,181	164,412
R4	1,130	R4	1,106	11,974
R5	78,889	R5	77,225	836,350
R6	367,081	R6	359,275	3,894,544

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund			Acquiring Fund
Prudential Day One 2010 Fund			Prudential Day One Income Fund
Class	Net assets	Unrealized Appreciation on Investments	Class	Net assets
R1	$ 11,991	$ 578	R1	$ 11,714
R2	11,903	573	R2	1,301,917
R3	164,412	7,920	R3	1,566,277
R4	11,974	577	R4	12,275
R5	836,350	40,287	R5	68,483
R6	3,894,544	187,601	R6	7,031,854

Assuming the acquisition had been completed on August 1, 2019, the Acquiring Fund’s unaudited pro forma results of operations for the year ended July 31, 2020 would have been as follows:

Acquiring Fund	Net investment income (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase in net assets resulting from operations
Prudential Day One Income Fund	$373,253	$669,451	$1,042,704

(a)	Net investment income as reported in the Statement of Operations (for the year ended July 31,

Prudential Day One Funds	231

Notes to Financial Statements (continued)

2020) of the Acquiring Fund, plus net investment income from the Merged Fund pre-merger as follows: Prudential Day One 2010 Fund $129,508.
(b)

Net realized and unrealized gain on investments as reported in the Statement of Operations (for the year ended July 31, 2020) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Fund pre-merger as follows: Prudential Day One 2010 Fund $86,610.

Since both the Merged Fund and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment Funds had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Fund that have been included in the Acquiring Fund’s Statement of Operations since January 3, 2020.

11.    Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.

12.    Subsequent Event

Effective September 28, 2021, QMA LLC will be changing its name to PGIM Quantitative Solutions LLC.

232

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 5 and Shareholders of Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day one 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day one 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential 2055 Fund, Prudential Day One 2060 Fund and Prudential Day One 2065 Fund (twelve of the funds constituting Prudential Investment Portfolios 5, hereafter collectively referred to as the “Funds”) as of July 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year or period ended July 31, 2020 and the financial highlights for each of the periods ended on or prior to July 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated September 16, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

September 20, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Prudential Day One Funds	233

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund has adopted and implemented a liquidity risk management program (the “LRMP”). Each Fund’s LRMP seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that each Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in each Fund. The Trust’s Board of Trustees (the “Board”) has approved PGIM Investments LLC (“PGIM Investments”), each Fund’s investment manager, to serve as the administrator of each Fund’s LRMP. As part of its responsibilities as administrator, PGIM Investments has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

Each Fund’s LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, each Fund’s LRMP includes no less than annual assessments of factors that influence each Fund’s liquidity risk; no less than monthly classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of each Fund’s assets to be invested in investments classified as “highly liquid” (as defined under the Liquidity Rule) if each Fund does not invest primarily in highly liquid investments; and regular reporting to the Board.

At a meeting of the Board on March 2-5, 2021, PGIM Investments provided a written report (“LRMP Report”) to the Board addressing the operation, adequacy, and effectiveness of each Fund’s LRMP, including any material changes to the LRMP for the period from January 1, 2020 through December 31, 2020 (“Reporting Period”). The LRMP Report concluded that each Fund’s LRMP was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period. The LRMP Report further concluded that each Fund’s investment strategies continue to be appropriate given each Fund’s status as an open-end fund.

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund including liquidity risks presented by each Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

234

Tax Information (unaudited)

We are advising you that during the fiscal year ended July 31, 2021, the Funds reported the maximum amount allowed per share for Class R1, R2, R3, R4, R5 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Capital Gain Distributions
Prudential Day One Income Fund	0.04
Prudential Day One 2015 Fund	0.07
Prudential Day One 2020 Fund	0.09
Prudential Day One 2025 Fund	0.08
Prudential Day One 2030 Fund	0.70
Prudential Day One 2035 Fund	0.08
Prudential Day One 2040 Fund	0.08
Prudential Day One 2045 Fund	0.07
Prudential Day One 2050 Fund	0.07
Prudential Day One 2055 Fund	0.08
Prudential Day One 2060 Fund	0.05
Prudential Day One 2065 Fund	—

For the year ended July 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Day One Income Fund	11.14%	7.37%
Prudential Day One 2015 Fund	14.63%	9.43%
Prudential Day One 2020 Fund	19.21%	12.89%
Prudential Day One 2025 Fund	19.01%	12.31%
Prudential Day One 2030 Fund	25.28%	16.48%
Prudential Day One 2035 Fund	33.58%	22.34%
Prudential Day One 2040 Fund	34.79%	17.09%
Prudential Day One 2045 Fund	47.60%	28.66%
Prudential Day One 2050 Fund	39.29%	23.24%
Prudential Day One 2055 Fund	43.75%	24.55%
Prudential Day One 2060 Fund	62.96%	31.41%
Prudential Day One 2065 Fund	36.03%	18.97%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

Prudential Day One Funds	235

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 94	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 94	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Prudential Day One Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 91	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 93	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 94	Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 90	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 93	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

Prudential Day One Funds

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 93	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 93	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 94	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since July 2019

Prudential Day One Funds

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Dana E. Cordes 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since June 2021) of Prudential; formerly, Director Global Financial Crimes Unit (December 2015 to June 2021) of Prudential; formerly, Director, Operational Risk Management for Prudential Real Estate Investors (January 2010 to December 2015). Ms. Cordes obtained a Certified Anti-Money Laundering Specialist designation in 2017.	Since September 2021

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Prudential Day One Funds

Approval of Advisory Agreements (unaudited)

The Funds’ Boards of Trustees

The Boards of Trustees (the “Board”) of the Prudential Day One Funds (each, a “Fund, and collectively, the “Funds”)1 consists of ten individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and each Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to each Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

1

Each of the Prudential Day One Funds is a series of Prudential Investment Portfolios 5. The Prudential Day One Funds are: Prudential Day One Income Fund, Prudential Day One 2015 Fund, Prudential Day One 2020 Fund, Prudential Day One 2025 Fund, Prudential Day One 2030 Fund, Prudential Day One 2035 Fund, Prudential Day One 2040 Fund, Prudential Day One 2045 Fund, Prudential Day One 2050 Fund, Prudential Day One 2055 Fund, Prudential Day One 2060 Fund, and Prudential Day One 2065 Fund.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Trustees determined that the overall arrangements between each Fund and PGIM Investments, which serves as each Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance and other services to each Fund, and PGIM Investments’ role as administrator for the Funds’ liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Funds who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PGIM Investments and QMA.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as each Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2020 exceeded the management fees paid by each Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as each Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of each Fund, the management fees of the Funds compared to similarly managed funds and PGIM Investments’ investment in each Fund. The Board noted that economies of scale can be shared with each Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of each Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PGIM Investments

Prudential Day One Funds

Approval of Advisory Agreements (continued)

included transfer agency fees received by each Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of each Fund for the one-year and the three-year periods ended December 31, 2020 (as applicable). The Board considered that each Fund commenced operations on December 13, 2016 (except 2065 Fund which commenced operations on December 15, 2019) and that longer-term performance was not yet available.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended July 31, 2020. The Board considered the management fee for each Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, for each Fund were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed each Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. For each Fund, the table sets forth net performance comparisons (which reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Prudential Day One Income Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•	The Board noted that PGIM Investments expects relative returns to improve as markets normalize.

•

In this regard, the Board considered that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 17th percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021 and outperformed its benchmark index and peer group in two of the last four calendar years on a net basis.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2015 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: N/A*
Net Total Expenses: N/A*

Prudential Day One Funds

Approval of Advisory Agreements (continued)

*

There were not enough peer funds to create quartile group rankings for the actual management fees, and net expense ratio. The Fund’s actual management fee ranked first out of three peers in its Lipper 15(c) Peer Group. The Fund’s net expense ratio ranked first out of three peers in its Lipper 15(c) Peer Group after a waiver/reimbursement of expenses of 1.730%.

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the second quartile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021 and outperformed its benchmark index in two of the last four calendar years on a net basis.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2020 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile

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Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 32nd percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021 and outperformed its benchmark index in two of the last four calendar years on a net basis.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided

Prudential Day One 2025 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 18th percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2030 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

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•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 10th percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021 and outperformed its peer group in two of the last four calendar years on a net basis.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2035 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 6th percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2040 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

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•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 3rd percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021 and outperformed its peer group in two of the last four calendar years on a net basis.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2045 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 1st percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2050 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•	The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its

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benchmark index and peer group (ranking in the 1st percentile). The Board also considered that the Fund outperformed its benchmark index for the one-year period ended March 31, 2021.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2055 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 1st percentile). The Board also considered that the Fund outperformed its benchmark index and peer group (ranking in the 2nd quartile) for the one-year period ended March 31, 2021.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2060 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year and the three-year periods.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•	The Board considered PGIM Investments’ assertions that it expects relative returns to improve as markets normalize.

•

The Board also noted that PGIM Investments is encouraged by the Fund’s recent outperformance in the first quarter of 2021, during which period it outperformed its benchmark index and peer group (ranking in the 1st percentile). The Board also considered that the Fund outperformed its benchmark index and peer group (ranking in the 2nd quartile) for the one-year period ended March 31, 2021.

•	The Board considered that the Fund commenced operations on December 13, 2016 and that longer-term performance was not yet available.

•	The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual

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operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Day One 2065 Fund

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: N/A*
Net Total Expenses: N/A*

*

There were not enough peer funds to create quartile group rankings for the actual management fees and net expense ratio. The Fund’s actual management fee ranked first out of two peers in its Lipper 15(c) Peer Group. The Fund’s net expense ratio ranked first out of two peers in its Lipper 15(c) Peer Group, after a waiver/reimbursement of expenses of 166.566%.

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.

•	The Board considered that the Fund commenced operations on December 16, 2019 and that longer-term performance was not yet available.

•

The Board considered PGIM Investments’ assertion that benchmark-relative performance comparisons are more appropriate when evaluating the Fund’s performance given that the Fund is managed to a blended benchmark, which is aligned to its Glidepath return.

•

The Board considered PGIM Investments’ assertions that the Fund’s underperformance was largely driven by the underperformance of the underlying QMA-managed large-cap core, mid-cap core and emerging markets equity funds, and the magnitude of the bias toward the value style factor coupled with a higher-quality bias; and that the value style factor underperformed the broader market, which was further exacerbated due to the economic uncertainty surrounding the COVID-19 crisis. The Board noted that PGIM Investments expects relative returns to improve as markets normalize.

Prudential Day One Funds

Approval of Advisory Agreements (continued)

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.15% for Class R1 shares, 0.90% for Class R2 shares, 0.75% for Class R3 shares, 0.65% for Class R4 shares, 0.55% for Class R5 shares, and 0.40% for Class R6 shares through November 30, 2021.

•	In addition, PGIM Investments is obligated to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

Visit our website at pgim.com/investments

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Funds have delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Commission’s website at sec.gov.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Dana E. Cordes, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Day One Funds, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL DAY ONE FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP		NASDAQ	CUSIP
Prudential Day One Income Fund (Share Class R1)	PDADX	74445D109	Prudential Day One 2030 Fund (Share Class R1)	PDFCX	74445D646	Prudential Day One 2050 Fund (Share Class R1)	PDJDX	74445D372
Prudential Day One Income Fund (Share Class R2)	PDAEX	74445D208	Prudential Day One 2030 Fund (Share Class R2)	PDFEX	74445D638	Prudential Day One 2050 Fund (Share Class R2)	PDJEX	74445D364
Prudential Day One Income Fund (Share Class R3)	PDAFX	74445D307	Prudential Day One 2030 Fund (Share Class R3)	PDFFX	74445D620	Prudential Day One 2050 Fund (Share Class R3)	PDJFX	74445D356
Prudential Day One Income Fund (Share Class R4)	PDAGX	74445D406	Prudential Day One 2030 Fund (Share Class R4)	PDFGX	74445D612	Prudential Day One 2050 Fund (Share Class R4)	PDJGX	74445D349
Prudential Day One Income Fund (Share Class R5)	PDAHX	74445D505	Prudential Day One 2030 Fund (Share Class R5)	PDFHX	74445D596	Prudential Day One 2050 Fund (Share Class R5)	PDJHX	74445D331
Prudential Day One Income Fund (Share Class R6)	PDAJX	74445D604	Prudential Day One 2030 Fund (Share Class R6)	PDFJX	74445D588	Prudential Day One 2050 Fund (Share Class R6)	PDJJX	74445D323
Prudential Day One 2015 Fund (Share Class R1)	PDCDX	74445D844	Prudential Day One 2035 Fund (Share Class R1)	PDGCX	74445D570	Prudential Day One 2055 Fund (Share Class R1)	PDKDX	74445D315
Prudential Day One 2015 Fund (Share Class R2)	PDCEX	74445D836	Prudential Day One 2035 Fund (Share Class R2)	PDGEX	74445D562	Prudential Day One 2055 Fund (Share Class R2)	PDKEX	74445D299
Prudential Day One 2015 Fund (Share Class R3)	PDCFX	74445D828	Prudential Day One 2035 Fund (Share Class R3)	PDGFX	74445D554	Prudential Day One 2055 Fund (Share Class R3)	PDKFX	74445D281
Prudential Day One 2015 Fund (Share Class R4)	PDCGX	74445D810	Prudential Day One 2035 Fund (Share Class R4)	PDGGX	74445D547	Prudential Day One 2055 Fund (Share Class R4)	PDKGX	74445D273
Prudential Day One 2015 Fund (Share Class R5)	PDCHX	74445D794	Prudential Day One 2035 Fund (Share Class R5)	PDGHX	74445D539	Prudential Day One 2055 Fund (Share Class R5)	PDKHX	74445D265
Prudential Day One 2015 Fund (Share Class R6)	PDCJX	74445D786	Prudential Day One 2035 Fund (Share Class R6)	PDGJX	74445D521	Prudential Day One 2055 Fund (Share Class R6)	PDKJX	74445D257
Prudential Day One 2020 Fund (Share Class R1)	PDDDX	74445D778	Prudential Day One 2040 Fund (Share Class R1)	PDHDX	74445D513	Prudential Day One 2060 Fund (Share Class R1)	PDLDX	74445D240
Prudential Day One 2020 Fund (Share Class R2)	PDDEX	74445D760	Prudential Day One 2040 Fund (Share Class R2)	PDHEX	74445D497	Prudential Day One 2060 Fund (Share Class R2)	PDLEX	74445D232
Prudential Day One 2020 Fund (Share Class R3)	PDDFX	74445D752	Prudential Day One 2040 Fund (Share Class R3)	PDHFX	74445D489	Prudential Day One 2060 Fund (Share Class R3)	PDLFX	74445D224
Prudential Day One 2020 Fund (Share Class R4)	PDDGX	74445D745	Prudential Day One 2040 Fund (Share Class R4)	PDHGX	74445D471	Prudential Day One 2060 Fund (Share Class R4)	PDLGX	74445D216
Prudential Day One 2020 Fund (Share Class R5)	PDDHX	74445D737	Prudential Day One 2040 Fund (Share Class R5)	PDHHX	74445D463	Prudential Day One 2060 Fund (Share Class R5)	PDLHX	74445D190
Prudential Day One 2020 Fund (Share Class R6)	PDDJX	74445D729	Prudential Day One 2040 Fund (Share Class R6)	PDHJX	74445D455	Prudential Day One 2060 Fund (Share Class R6)	PDLJX	74445D182
Prudential Day One 2025 Fund (Share Class R1)	PDEDX	74445D711	Prudential Day One 2045 Fund (Share Class R1)	PDIDX	74445D448	Prudential Day One 2065 Fund (Share Class R1)	PDOAX	74440V674
Prudential Day One 2025 Fund (Share Class R2)	PDEEX	74445D695	Prudential Day One 2045 Fund (Share Class R2)	PDIEX	74445D430	Prudential Day One 2065 Fund (Share Class R2)	PDODX	74440V666
Prudential Day One 2025 Fund (Share Class R3)	PDEFX	74445D687	Prudential Day One 2045 Fund (Share Class R3)	PDIKX	74445D422	Prudential Day One 2065 Fund (Share Class R3)	PDOEX	74440V658
Prudential Day One 2025 Fund (Share Class R4)	PDEGX	74445D679	Prudential Day One 2045 Fund (Share Class R4)	PDIGX	74445D414	Prudential Day One 2065 Fund (Share Class R4)	PDOFX	74440V641
Prudential Day One 2025 Fund (Share Class R5)	PDEHX	74445D661	Prudential Day One 2045 Fund (Share Class R5)	PDIHX	74445D398	Prudential Day One 2065 Fund (Share Class R5)	PDOGX	74440V633
Prudential Day One 2025 Fund (Share Class R6)	PDEJX	74445D653	Prudential Day One 2045 Fund (Share Class R6)	PDIJX	74445D380	Prudential Day One 2065 Fund (Share Class R6)	PDOHX	74440V625

MF236E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended July 31, 2021, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended July 31, 2021, PwC billed the Registrant $278,100 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended July 31, 2020, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended July 31, 2020, KPMG billed the Registrant $333,649 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended July 31, 2021, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended July 31, 2021, fees of $12,873 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended July 31, 2020, fees of $18,434 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended July 31, 2021 and July 31, 2020: none.

(d) All Other Fees

For the fiscal years ended July 31, 2021 and July 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services
Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended July 31, 2021 and July 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2021 and July 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 5

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 20, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	September 20, 2021